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

                                                                   CONFIDENTIAL
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                               PRESENTATION ON VALUATION OF MYCOGEN CORPORATION
                                           TO AN INTERNAL FAIRNESS COMMITTEE OF
                                                  WASSERSTEIN PERELLA & COMPANY
                                                                  JULY 20, 1998



                     WASSERSTEIN PERELLA & CO., INC.


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
MYCOGEN CORPORATION                                           TABLE OF CONTENTS
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TABLE OF CONTENTS

                     1.  BACKGROUND OF THE PROPOSED TRANSACTION

                     2.  REVIEW OF MYCOGEN

                     3.  REVIEW OF DOW

                     4.  PRELIMINARY VALUATION ANALYSIS

                         A.  REVIEW OF ANALYST PERSPECTIVES

                         B.  DISCOUNTED CASH FLOW ANALYSIS (DCF)

                         C.  COMPARABLE COMPANY TRADING ANALYSIS

                         D.  COMPARABLE ACQUISITION ANALYSIS

                     5.  STRATEGIC ALTERNATIVES

                     6.  NEXT STEPS

                     7.  APPENDIX

                         A.  WP&CO. JUNE 10TH LETTER TO DOW

                         B.  DOW'S RESPONSES TO WP&CO.'S JUNE 10TH LETTER


                                                      WASSERSTEIN PERELLA & CO.
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

MYCOGEN CORPORATION
--------------------------------------------------------------------------------

                            ---------------------------

                                 BACKGROUND OF THE
                                PROPOSED TRANSACTION

                            ---------------------------




                                                       WASSERSTEIN PERELLA & CO.
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

MYCOGEN CORPORATION                       BACKGROUND OF THE PROPOSED TRANSACTION
--------------------------------------------------------------------------------
TERMS OF DOW'S PROPOSAL

  * The Dow Chemical Company (together with its affiliates "Dow") has proposed acquiring all of the outstanding shares of Mycogen Corporation for cash consideration of $20.50 per share

  * Dow's $20.50 per share price implies the following market capitalization, premium to market and trading multiples

-------------------------------------------------
    IMPLIED MARKET CAPITALIZATION ($ IN MM)
-------------------------------------------------
Dow Offer Price                          $20.50
Total Shares Outstanding                  36.11
Total Options Outstanding                  4.44
Average Strike Price of Options          $12.03
                                         ------
EQUITY MARKET VALUE                     $777.81

Plus: Net Debt (1)                       $13.66
                                         ------
ADJUSTED MARKET VALUE                   $791.47
-------------------------------------------------

---------------------------------------------------------------------------------------------------------
                          ADJUSTED MARKET VALUE AS A MULTIPLE OF      MARKET VALUE AS A MULTIPLE OF
                          --------------------------------------      -----------------------------
                            SALES          EBITDA        EBIT         NET INCOME         BOOK VALUE
                            -----          ------        ----         ----------         ----------
LTM Before Adj. (1)         3.7x             NM           NM             NM                3.7x
FY 1998 Before Adj. (2)     3.4x             NM           NM             NM                3.9x
Fy 1999                     3.2x             NM           NM             NM                3.9x
---------------------------------------------------------------------------------------------------------

---------------------------
(1) Includes other charges of $48.9MM (impairment of facilities and costs to exit those facilities, severance, patent litigation fees, acquired in-process technology and equity in net loss of investees)

(2) Includes projected litigation expenses of $11.0MM


                                                       WASSERSTEIN PERELLA & CO.
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

MYCOGEN CORPORATION                       BACKGROUND OF THE PROPOSED TRANSACTION
--------------------------------------------------------------------------------
HISTORY OF DOW'S INVESTMENT IN MYCOGEN

* IN 1996, DOW ACQUIRED A 51.8% STAKE IN MYCOGEN

  * On January 15, 1996, Dow agreed to acquire a 36.6% stake, or approximately 9.5 million common shares of Mycogen from Lubrizol, for roughly $13.26/share. In a simultaneous transaction, Dow acquired approximately 4.5 million common shares of Mycogen in exchange for $26.5 million in cash and all of the outstanding shares of Dow's wholly-owned subsidiary United AgriSeeds, Inc.

  * On December 3, 1996, Dow acquired 1.0 million common shares of Mycogen from Pioneer Hi-Bred International for $16.75/share

  * During 1996, Dow acquired 850,000 common shares in open market transactions at a weighted average price of $17.21/share

* IN 1997, DOW INCREASED ITS STAKE IN MYCOGEN TO 56.9%

  * Dow acquired 2,287,843 common shares at a weighted average price of $23.20/share

  * Of these, 2,206,177 common shares (or 96%) were bought at prices in excess of $20.50/share

  * In connection with Dr. Caulder's resignation as Chairman of the Board and CEO of Mycogen on May 1, 1997, Dow offered to purchase substantially all shares of common stock owned by Dr. Caulder on the following terms

    - $28.00/share for the number of shares equal to the sum of 30,000 plus the number of shares issued to Dr. Caulder pursuant to his severance agreement

    - All other shares would be purchased at a price equal to 105% of the 30 day trailing trading average of Mycogen stock


    - Included in the 2,287,843 common shares referenced above were 95,752 common shares purchased by Dow from Dr. Caulder on May 2, 1997 at $28.00/share



                                                       WASSERSTEIN PERELLA & CO.
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

MYCOGEN CORPORATION                    BACKGROUND OF THE PROPOSED TRANSACTION
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HISTORY OF DOW'S INVESTMENT IN MYCOGEN (CONT'D)

*  IN 1998, DOW INCREASED ITS STAKE IN MYCOGEN TO APPROXIMATELY 68.8%

   * On January 9, 1998, Dow acquired 483,439 newly-issued common shares at $19.46/share from Mycogen that were issued to finance Mycogen's acquisition of an additional 16.25% stake in Verneuil Holdings S.A., a French company

   * On January 16, 1998, Dow purchased 3,762,038 newly-issued common shares from Mycogen for $75 million cash, implying a share price of $19.94

   * Dow purchased 296,035 common shares of Mycogen from Dr. Jerry L. Caulder, former Chairman of Board and CEO of Mycogen, for $19.48/share

   *  On March 13, 1998, Dow agreed to purchase from Pioneer Overseas Corp.
      2.0 million common shares of Mycogen for $20.06/share



                                                    WASSERSTEIN PERELLA & CO.
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


MYCOGEN CORPORATION                    BACKGROUND OF THE PROPOSED TRANSACTION
-----------------------------------------------------------------------------
TERMS OF THE EXCHANGE AND PURCHASE AGREEMENT


* UNDER THE TERMS OF THE JANUARY 15, 1996 EXCHANGE AND PURCHASE AGREEMENT (THE "AGREEMENT")

   *  Dow agreed, subject to certain limitations, that:

      - Prior to February 19, 1998 (the second anniversary of the "Measurement Date"), it would not acquire or propose to acquire shares which, when aggregated with all other shares held by Dow (other than shares acquired after February 19, 1996 directly from Mycogen or any subsidiaries or employees) would constitute more than 60% of Mycogen's common stock

       - Prior to February 19, 1999 (the third anniversary of the
         "Measurement Date"), it would not acquire or propose to acquire shares which, when aggregated with all other shares held by Dow (other than shares acquired after February 19, 1996 directly from Mycogen or any subsidiaries or employees) would constitute more than 65% of Mycogen's common stock

   * After February 19, 1999, Dow may acquire more than 79.9% of Mycogen's outstanding shares only pursuant to a "Buyout Transaction"

      - A "Buyout Transaction" is defined as a tender offer, merger or similar transaction for "Third Party Sale Value"

      - "Third Party Sale Value" is defined as the value that an unaffiliated third party would be expected to pay in an arms'-length transaction for all outstanding shares and share equivalents, NOT TAKING INTO ACCOUNT DOW'S POTENTIALLY CONTROLLING POSITION

      -  A Buyout Transaction can be consummated only:

         * With the approval of a majority of "Independent Directors" after receipt of a fairness opinion from a recognized investment bank, or

         * If approval of a majority of the "Independent Directors" cannot be obtained, through arbitration by an independent appraiser

   * The Agreement may be amended only by a majority of the Independent Directors and a majority of Mycogen's Board



                                                    WASSERSTEIN PERELLA & CO.
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

MYCOGEN CORPORATION                       BACKGROUND OF THE PROPOSED TRANSACTION
--------------------------------------------------------------------------------
DISTRIBUTION OF VOLUME AT VARIOUS PRICES FOR THE LAST FIVE YEARS


THIS GRAPH ILLUSTRATES THE CUMULATIVE VOLUME OF MYCOGEN STOCK THAT TRADED AT VARIOUS PRICE INTERVALS OVER THE LAST FIVE YEARS.

                                               MYCO

Security Price History
MYCOGEN CORP. COM                                        17-Jul-98
MYCO          62845210    Common Stock                      NASDAQ          BAR             LINE
U.S. Dollar

     Date       Volume       High              Low           Close       Volume       Cumulative %
---------     --------    -------          -------         -------      -------      -------------
29-Dec-94       38,100     8.5000           8.0000          8.0000
27-Dec-94      104,800     9.0000           8.0000          8.0000
18-Jul-95       95,200     9.0000           8.0000          8.1250
03-Jan-95      111,100     8.5000           8.0000          8.1250
28-Dec-94       65,500     8.5000           8.0000          8.1250
21-Jul-95       25,600     8.7500           8.2500          8.2500
19-Jul-95       66,300     8.5000           7.7500          8.2500
30-Jun-95       21,800     8.7500           8.2500          8.2500
30-May-95       12,700     9.0000           8.2500          8.2500
25-May-95       86,400     9.0000           8.2500          8.2500
24-May-95       62,100     9.0000           8.1250          8.2500
23-May-95       61,500     9.0000           8.0000          8.2500
18-May-95       61,900     9.0000           8.2500          8.2500
04-Jan-95       45,000     8.5000           7.8750          8.2500
23-Dec-94       30,500     8.7500           8.2500          8.2500
22-Dec-94       31,100     8.7500           8.2500          8.2500
09-Dec-94       29,900     8.7500           8.1250          8.2500
06-Dec-94      101,600     9.2500           8.0000          8.2500
01-Jun-95       11,500     9.0000           8.2500          8.3750
31-May-95       11,200     9.0000           8.2500          8.3750
30-Dec-94      152,100     8.7500           8.0000          8.3750
08-Dec-94      133,400     9.0000           8.1250          8.3750
27-Jul-95       25,000     9.0000           8.5000          8.5000
26-Jul-95       31,700     9.0000           8.5000          8.5000
25-Jul-95       15,900     9.1250           8.5000          8.5000
20-Jul-95       16,600     8.7500           8.0000          8.5000
17-Jul-95       20,200     9.0000           8.5000          8.5000
14-Jul-95       34,600     9.0000           8.5000          8.5000
13-Jul-95       61,600     9.3750           8.5000          8.5000
03-Jul-95       11,900     9.0000           8.2500          8.5000
28-Jun-95       15,500     8.7500           8.2500          8.5000
27-Jun-95       59,300     9.2500           8.2500          8.5000
05-Jun-95        9,900     9.0000           8.5000          8.5000
02-Jun-95       23,700     9.0000           8.2500          8.5000
22-May-95       72,800     9.0000           8.2500          8.5000
21-Dec-94       83,500     8.7500           8.0000          8.5000
20-Dec-94       28,500     8.5000           8.0000          8.5000
19-Dec-94       55,900     8.5000           8.0000          8.5000
16-Dec-94       72,100     8.7500           8.2500          8.5000
14-Dec-94       50,100     9.0000           8.5000          8.5000
13-Dec-94       22,900     9.0000           8.5000          8.5000
02-Aug-95       35,900     9.0000           8.6250          8.6250
31-Jul-95       82,800     9.0000           8.5000          8.6250
17-May-95       19,400     9.2500           8.5000          8.6250
06-Jan-95       17,000     9.0000           8.6250          8.6250
15-Dec-94      182,200     9.0000           8.0000          8.6250
08-Aug-95       16,600     9.0000           8.7500          8.7500
04-Aug-95       31,900     9.0000           8.5000          8.7500
24-Jul-95       44,100     9.2500           8.2500          8.7500
12-Jul-95       13,300     9.5000           8.7500          8.7500
11-Jul-95       14,600     9.5000           8.7500          8.7500
06-Jul-95       81,100     9.1250           8.5000          8.7500
29-Jun-95       20,100     8.7500           8.2500          8.7500
26-Jun-95       43,200     9.2500           8.7500          8.7500
09-Jun-95       13,600     9.2500           8.7500          8.7500
12-Dec-94       18,400     9.0000           8.3750          8.7500
07-Dec-94       52,300     9.0000           8.2500          8.7500
01-Aug-95       43,300     9.0000           8.5000          8.8125
07-Jul-95       95,300     9.0000           8.5000          8.8750
15-May-95       47,400     9.2500           8.7500          8.8750
08-May-95       55,600     9.5000           8.8750          8.8750
09-Jan-95       22,800     9.1250           8.6250          8.8750
05-Jan-95       27,600     8.8750           8.2500          8.8750
07-Aug-95       46,600     9.0000           8.6250          9.0000
03-Aug-95       31,600     9.0000           8.2500          9.0000
28-Jul-95       35,000     9.0000           8.2500          9.0000
21-Jun-95       21,100     9.2500           8.7500          9.0000
16-Jun-95       42,000     9.2500           8.7500          9.0000
15-Jun-95        4,800     9.2500           8.7500          9.0000
14-Jun-95       70,900     9.2500           8.7500          9.0000
08-Jun-95       31,600     9.2500           8.7500          9.0000
07-Jun-95       48,700     9.0000           8.5000          9.0000
06-Jun-95       19,200     9.0000           8.5000          9.0000
26-May-95        5,500     9.0000           8.2500          9.0000
19-May-95       90,000     9.0000           8.2500          9.0000
16-May-95       33,700     9.0000           8.7500          9.0000
12-May-95       37,200     9.2500           8.8750          9.0000
10-May-95       40,900     9.5000           8.7500          9.0000
24-Mar-95       54,700    10.0000           9.0000          9.0000
19-Jun-95       44,300     9.5000           8.7500          9.0156
09-May-95       35,900     9.5000           8.8750          9.0625
20-Jun-95       34,200     9.2500           8.7500          9.1250
05-Dec-94       26,300     9.5000           8.7500          9.1250
15-Aug-95       56,400    10.2500           9.2500          9.2500
10-Jul-95       44,900     9.2500           8.6250          9.2500
05-Jul-95      109,900     9.2500           8.2500          9.2500
23-Jun-95       21,100     9.2500           8.7500          9.2500
22-Jun-95       38,000     9.2500           8.7500          9.2500
13-Jun-95       15,600     9.2500           8.7500          9.2500
12-Jun-95       13,600     9.5000           8.7500          9.2500
11-May-95        5,900     9.2500           8.8750          9.2500
04-May-95       38,800     9.6250           9.0000          9.2500
28-Apr-95       25,400    10.0000           9.2500          9.2500
21-Apr-95       25,100     9.7500           9.2500          9.2500
28-Feb-95       42,600    10.0000           9.2500          9.2500
02-Dec-94       33,600     9.7500           9.2500          9.2500
01-Dec-94       21,700    10.0000           9.2500          9.2500
28-Nov-94       26,700     9.7500           9.2500          9.2500
31-Mar-94       29,000    10.0000           9.2500          9.2500
09-Mar-94       37,600    10.0000           9.2500          9.2500
30-Mar-95       26,500    10.0000           9.2500          9.3750
21-Mar-95      260,700    10.2500           8.7500          9.3750
10-Jan-95       80,400    10.2500           9.0000          9.3750
22-Nov-94       23,600    10.0000           9.3750          9.3750
18-Aug-95       31,200     9.7500           9.2500          9.5000
05-May-95        3,400     9.5000           9.0000          9.5000
02-May-95       26,700     9.7500           9.2500          9.5000
27-Apr-95       16,300    10.0000           9.5000          9.5000
26-Apr-95       34,600    10.0000           9.2500          9.5000
20-Apr-95       57,100    10.2500           9.2500          9.5000
19-Apr-95       19,900    10.2500           9.5000          9.5000
07-Apr-95        9,800    10.2500           9.5000          9.5000
27-Mar-95       19,300    10.0000           9.0000          9.5000
22-Mar-95       59,600    10.0000           8.7500          9.5000
17-Mar-95       11,700    10.0000           9.5000          9.5000
15-Mar-95        8,900    10.0000           9.5000          9.5000
09-Mar-95       55,300    10.2500           9.5000          9.5000
29-Nov-94       23,300     9.7500           9.2500          9.5000
23-Nov-94       44,900     9.7500           9.2500          9.5000
21-Nov-94       17,500    10.0000           9.5000          9.5000
19-Apr-94       94,000    10.5000           9.5000          9.5000
15-Apr-94        3,800    10.2500           9.5000          9.5000
13-Apr-94        7,100    10.2500           9.5000          9.5000
04-Apr-94       16,600    10.0000           9.2500          9.5000
01-May-95       13,000     9.7500           9.2500          9.5313
16-Aug-95       42,700    10.0000           9.0000          9.6250
09-Aug-95      123,100     9.6250           8.7500          9.6250
29-Mar-95       19,900    10.0000           9.2500          9.6250
10-Mar-94       51,500     9.7500           9.2500          9.6250
13-Sep-95       39,900    10.1250           9.7500          9.7500
21-Aug-95       30,800     9.7500           9.2500          9.7500
17-Aug-95       14,400     9.7500           9.2500          9.7500
14-Aug-95      150,100    10.2500           9.7500          9.7500
03-May-95       14,500     9.7500           9.2500          9.7500
25-Apr-95       16,700     9.7500           9.2500          9.7500
24-Apr-95       10,700     9.7500           9.2500          9.7500
05-Apr-95       59,500    10.0000           9.5000          9.7500
04-Apr-95       27,400    10.0000           9.2500          9.7500
03-Apr-95       17,800     9.7500           9.2500          9.7500
31-Mar-95       16,300     9.7500           9.2500          9.7500
07-Mar-95       15,600    10.2500           9.5000          9.7500
06-Mar-95       20,500    10.2500           9.7500          9.7500
27-Feb-95       14,200    10.0000           9.2500          9.7500
23-Feb-95       93,800    10.2500           9.2500          9.7500
19-Jan-95       86,200    10.2500           9.5000          9.7500
25-Nov-94        8,500     9.7500           9.2500          9.7500
17-Nov-94       15,900    10.1250           9.6250          9.7500
16-Nov-94       36,700    10.1250           9.7500          9.7500
21-Oct-94        2,700    10.5000           9.7500          9.7500
22-Aug-94       22,600    10.2500           9.7500          9.7500
10-Aug-94       11,400    10.2500           9.7500          9.7500
09-Aug-94       19,200    10.3125           9.7500          9.7500
11-Mar-94       20,700     9.7500           9.2500          9.7500
07-Mar-94       44,000    10.2500           9.7500          9.7500
27-Dec-93       42,400    10.2500           9.5000          9.7500
10-Dec-93       56,600    10.2500           9.7500          9.7500
09-Dec-93       31,800    10.2500           9.7500          9.7500
03-Dec-93       88,900    10.2500           9.7500          9.7500
19-Aug-94        8,000    10.2500           9.7500          9.8125
25-Aug-95       12,800    10.2500           9.5000          9.8750
08-Mar-95       25,100    10.2500           9.5000          9.8750
15-Nov-94       79,700    10.2500           9.8750          9.8750
14-Nov-94       17,700    10.2500           9.8750          9.8750
11-Nov-94        4,500    10.2500           9.8750          9.8750
09-Nov-94      213,000    10.5000           9.8750          9.8750
01-Nov-94       35,200    10.5000           9.7500          9.8750
05-Aug-94       32,400    10.5000           9.7500          9.8750
22-Jul-94       96,700    10.2500           9.7500          9.8750
04-Mar-94       43,800    10.2500           9.7500          9.8750
21-Jul-94       80,600    10.2500           9.7500          9.9375
12-Sep-95       60,600    10.1250           9.7500         10.0000
06-Sep-95       27,700    10.1250           9.5000         10.0000
05-Sep-95       42,900    10.2500           9.5000         10.0000
28-Aug-95      111,200    10.2500           9.5000         10.0000
24-Aug-95       20,600    10.2500           9.5000         10.0000
23-Aug-95       23,100    10.2500           9.5000         10.0000
22-Aug-95       29,900    10.2500           9.3750         10.0000
18-Apr-95       17,700    10.2500           9.5000         10.0000
17-Apr-95      222,600    10.2500           9.5000         10.0000
13-Apr-95       29,400    10.2500           9.5000         10.0000
11-Apr-95       17,000    10.2500           9.5000         10.0000
10-Apr-95       22,400    10.2500           9.5000         10.0000
28-Mar-95        9,400    10.0000           9.2500         10.0000
23-Mar-95       23,900    10.0000           9.5000         10.0000
16-Mar-95        9,200    10.0000           9.5000         10.0000
14-Mar-95       17,000    10.2500           9.5000         10.0000
02-Mar-95       36,900    10.0000           9.5000         10.0000
01-Mar-95       36,000    10.0000           9.2500         10.0000
24-Feb-95       28,900    10.0000           9.5000         10.0000
30-Nov-94       17,200    10.0000           9.5000         10.0000
18-Nov-94       23,000    10.1250           9.5000         10.0000
10-Nov-94       76,000    10.2500           9.8750         10.0000
08-Nov-94       18,800    10.2500          10.0000         10.0000
04-Nov-94       20,900    10.5000          10.0000         10.0000
31-Oct-94       15,500    10.5000          10.0000         10.0000
26-Oct-94       40,300    10.5000           9.7500         10.0000
25-Oct-94       54,600    10.2500           9.5000         10.0000
24-Oct-94       17,500    10.5000           9.7500         10.0000
17-Oct-94       13,400    10.5000          10.0000         10.0000
11-Oct-94       17,600    10.5000           9.7500         10.0000
07-Oct-94       58,400    10.5000          10.0000         10.0000
06-Oct-94       22,200    10.5000          10.0000         10.0000
03-Oct-94       10,800    10.5000          10.0000         10.0000
30-Sep-94        6,400    10.5000          10.0000         10.0000
29-Sep-94       29,200    10.5000          10.0000         10.0000
26-Sep-94       18,200    10.2500           9.7500         10.0000
23-Sep-94       33,200    10.5000          10.0000         10.0000
22-Sep-94       49,500    10.5000          10.0000         10.0000
21-Sep-94        9,800    10.5000          10.0000         10.0000
20-Sep-94       22,500    10.5000          10.0000         10.0000
16-Sep-94        3,400    10.5000          10.0000         10.0000
14-Sep-94       13,300    10.5000          10.0000         10.0000
12-Sep-94       28,800    10.2500          10.0000         10.0000
08-Sep-94        7,600    10.2500          10.0000         10.0000
07-Sep-94       50,100    10.5000          10.0000         10.0000
06-Sep-94        5,600    10.5000          10.0000         10.0000
02-Sep-94       21,100    10.5000          10.0000         10.0000
01-Sep-94       17,700    10.5000          10.0000         10.0000
29-Aug-94       20,100    10.5000          10.0000         10.0000
26-Aug-94       23,100    10.5000          10.0000         10.0000
18-Aug-94       25,600    10.5000           9.7500         10.0000
12-Aug-94       34,300    10.5000          10.0000         10.0000
04-Aug-94       12,700    10.5000          10.0000         10.0000
03-Aug-94       10,500    10.5000          10.0000         10.0000
02-Aug-94        7,300    10.5000          10.0000         10.0000
01-Aug-94       10,400    10.5000          10.0000         10.0000
29-Jul-94       59,600    10.5000          10.0000         10.0000
28-Jul-94       13,900    10.5000          10.0000         10.0000
25-Jul-94       38,900    10.0000           9.7500         10.0000
15-Jul-94       75,100    10.7500          10.0000         10.0000
12-Apr-94       46,600    11.0000           9.5000         10.0000
30-Mar-94       21,500    10.0000           9.2500         10.0000
08-Mar-94       43,300    10.2500           9.5000         10.0000
03-Mar-94       49,000    10.2500           9.8750         10.0000
30-Dec-93       76,400    10.5000          10.0000         10.0000
29-Dec-93       70,100    10.5000          10.0000         10.0000
28-Dec-93      109,200    10.2500           9.7500         10.0000
23-Dec-93       45,000    10.0000           9.5000         10.0000
22-Dec-93       35,900    10.5000           9.5000         10.0000
21-Dec-93       40,900    10.5000          10.0000         10.0000
07-Nov-94       42,100    10.2500          10.0000         10.0625
28-Oct-94       14,200    10.5000          10.0000         10.0625
15-Sep-95      342,500    10.2500           9.5000         10.1250
14-Sep-95       76,800    10.1250           9.7500         10.1250
11-Sep-95       98,400    10.1250           9.8750         10.1250
08-Sep-95       32,500    10.1250           9.8750         10.1250
07-Sep-95       87,900    10.1250           9.6250         10.1250
20-Jan-95       49,600    10.1250           9.6250         10.1250
18-Jan-95       27,300    10.5000          10.1250         10.1250
03-Nov-94       26,500    10.5000          10.0000         10.1250
02-Nov-94       24,400    10.2500           9.7500         10.1250
20-Oct-94       12,700    10.2500           9.7500         10.1250
30-Aug-94       60,200    10.5000          10.0000         10.1250
16-Aug-94       20,300    10.2500           9.7500         10.1250
02-Mar-94       25,100    10.5000           9.7500         10.1250
13-Dec-93      153,000    10.2500           9.5000         10.1250
01-Sep-95       13,000    10.2500           9.5000         10.2500
31-Aug-95       34,300    10.2500           9.5000         10.2500
30-Aug-95       10,700    10.2500           9.5000         10.2500
29-Aug-95        9,300    10.2500           9.5000         10.2500
11-Aug-95      107,800    11.0000           9.7500         10.2500
10-Aug-95      219,300    11.2500          10.2500         10.2500
12-Apr-95       27,700    10.2500           9.7500         10.2500
06-Apr-95       42,500    10.2500           9.2500         10.2500
13-Mar-95       11,400    10.2500           9.5000         10.2500
10-Mar-95        7,700    10.2500           9.5000         10.2500
03-Mar-95       19,000    10.2500           9.5000         10.2500
22-Feb-95       87,300    10.2500           9.7500         10.2500
21-Feb-95      231,700    11.5000           9.5000         10.2500
11-Jan-95      152,400    10.2500           9.6250         10.2500
27-Oct-94       27,900    10.5000          10.0000         10.2500
19-Oct-94       14,300    10.5000           9.7500         10.2500
13-Oct-94       11,100    10.5000          10.0000         10.2500
12-Oct-94        8,000    10.2500           9.7500         10.2500
04-Oct-94       99,300    10.5000          10.2500         10.2500
27-Sep-94       20,900    10.2500           9.7500         10.2500
09-Sep-94       14,500    10.2500          10.0000         10.2500
23-Aug-94       28,700    10.5000           9.7500         10.2500
15-Aug-94        7,900    10.2500          10.0000         10.2500
11-Aug-94       46,100    10.2500           9.7500         10.2500
08-Aug-94       17,100    10.2500           9.5000         10.2500
20-Jul-94      159,300    10.2500           9.7500         10.2500
19-Jul-94      107,600    10.5000           9.7500         10.2500
14-Jul-94       85,100    10.7500          10.2500         10.2500
13-Jul-94        2,700    10.7500          10.2500         10.2500
27-May-94       16,600    10.7500          10.2500         10.2500
26-May-94        7,300    10.7500          10.2500         10.2500
23-May-94       20,300    10.7500          10.2500         10.2500
21-Apr-94      153,100    11.5000           9.7500         10.2500
20-Apr-94       71,600    10.2500           9.5000         10.2500
14-Apr-94        9,900    10.2500           9.5000         10.2500
29-Mar-94       17,200    10.7500           9.7500         10.2500
25-Mar-94       23,400    11.0000          10.2500         10.2500
24-Mar-94       45,200    11.0000          10.2500         10.2500
31-Dec-93       64,700    10.7500          10.0000         10.2500
20-Dec-93       54,900    10.7500          10.0000         10.2500
16-Dec-93       50,500    10.5000          10.0000         10.2500
08-Dec-93       22,600    10.2500           9.7500         10.2500
07-Dec-93      118,400    10.2500           9.7500         10.2500
06-Dec-93       54,400    10.2500           9.5000         10.2500
02-Dec-93       49,000    10.2500           9.7500         10.2500
01-Dec-93       43,900    10.2500           9.7500         10.2500
30-Nov-93      114,500    10.2500           9.7500         10.2500
29-Nov-93      101,300    10.7500           9.7500         10.2500
23-Nov-93       40,700    10.5000          10.0000         10.2500
19-Sep-94       15,200    10.5000          10.0000         10.3750
11-Jul-94       11,800    10.7500          10.2500         10.3750
28-Mar-94        5,400    11.0000          10.2500         10.3750
14-Mar-94       29,500    10.5000           9.2500         10.3750
22-Nov-93       70,400    11.0000          10.0000         10.3750
20-Mar-95       42,600    10.7500          10.0000         10.5000
23-Jan-95       56,700    10.5000           9.6250         10.5000
17-Jan-95       47,400    11.3750          10.2500         10.5000
18-Oct-94       12,700    10.5000           9.7500         10.5000
14-Oct-94       13,200    10.5000          10.0000         10.5000
10-Oct-94        4,400    10.5000          10.0000         10.5000
05-Oct-94       22,900    10.5000          10.2500         10.5000
28-Sep-94       21,300    10.5000          10.0000         10.5000
15-Sep-94       26,000    10.5000          10.0000         10.5000
13-Sep-94       20,500    10.5000          10.0000         10.5000
31-Aug-94       35,300    10.5000          10.1250         10.5000
25-Aug-94       27,500    10.5000          10.0000         10.5000
24-Aug-94       13,800    10.5000          10.0000         10.5000
17-Aug-94       36,700    10.5000          10.0000         10.5000
27-Jul-94       27,700    11.0000          10.0000         10.5000
18-Jul-94      105,400    10.5000           9.7500         10.5000
07-Jul-94       28,100    11.0000          10.2500         10.5000
31-May-94       46,200    11.0000          10.5000         10.5000
25-May-94       34,500    10.7500          10.2500         10.5000
16-May-94        7,900    11.0000          10.5000         10.5000
18-Apr-94      203,600    10.5000           9.5000         10.5000
06-Apr-94       38,400    10.5000          10.0000         10.5000
05-Apr-94       18,000    10.5000           9.5000         10.5000
23-Mar-94       14,800    11.0000          10.5000         10.5000
18-Mar-94       25,600    11.2500          10.5000         10.5000
25-Feb-94       15,200    11.0000          10.5000         10.5000
24-Feb-94       45,400    11.0000          10.5000         10.5000
23-Feb-94       13,000    11.0000          10.5000         10.5000
17-Dec-93       19,000    10.5000          10.0000         10.5000
15-Dec-93       34,100    10.5000          10.0000         10.5000
14-Dec-93       87,700    10.5000           9.7500         10.5000
26-Nov-93        2,900    10.5000          10.0000         10.5000
24-Nov-93       20,100    10.5000          10.0000         10.5000
19-Nov-93       32,600    11.0000          10.5000         10.5000
18-Nov-93       11,600    11.0000          10.5000         10.5000
26-Jul-94       33,200    11.0000          10.2500         10.5625
13-May-94       41,800    11.0000          10.5000         10.6250
16-Mar-94       35,000    11.0000          10.5000         10.6250
03-Jan-94       31,600    10.7500          10.2500         10.6250
16-Jan-95       62,200    11.8750          10.7500         10.7500
12-Jul-94        6,500    10.7500          10.2500         10.7500
08-Jul-94       11,100    10.7500          10.2500         10.7500
06-Jul-94       30,800    11.2500          10.5000         10.7500
05-Jul-94        7,700    11.2500          10.7500         10.7500
30-Jun-94        9,000    11.5000          10.7500         10.7500
28-Jun-94       13,300    11.2500          10.7500         10.7500
27-Jun-94       14,400    11.2500          10.7500         10.7500
24-May-94       24,500    10.7500          10.2500         10.7500
20-May-94       99,000    11.2500          10.5000         10.7500
18-May-94        4,500    11.2500          10.7500         10.7500
17-May-94       32,600    11.2500          10.5000         10.7500
12-May-94       18,200    11.2500          10.5000         10.7500
22-Mar-94        5,300    11.0000          10.5000         10.7500
21-Mar-94       14,900    11.0000          10.5000         10.7500
01-Mar-94      645,300    11.0000          10.2500         10.7500
18-Feb-94       46,900    11.2500          10.5000         10.7500
17-Feb-94       22,800    11.7500          10.7500         10.7500
04-Jan-94       39,500    11.0000          10.5000         10.7500
16-Nov-93        9,700    11.2500          10.7500         10.7500
04-Nov-93       21,700    11.5000          10.7500         10.7500
25-Oct-93      175,400    11.5000          10.2500         10.7500
30-Jan-95       49,400    11.5000          10.8750         10.8750
11-May-94       51,200    11.7500          10.5000         10.8750
15-Mar-94       46,600    11.0000          10.2500         10.8750
15-Nov-93       13,300    11.5000          10.7500         10.8750
12-Jan-95      172,800    11.1250           9.8750         11.0000
01-Jul-94       25,900    11.2500          10.7500         11.0000
29-Jun-94        3,400    11.2500          10.7500         11.0000
20-Jun-94       15,500    11.2500          11.0000         11.0000
17-Jun-94        9,900    11.5000          11.0000         11.0000
07-Jun-94       16,900    11.5000          10.7500         11.0000
02-Jun-94       10,900    11.0000          10.2500         11.0000
01-Jun-94        2,300    11.0000          10.2500         11.0000
22-Apr-94      436,900    11.2500          10.0000         11.0000
11-Apr-94       28,200    11.2500          10.5000         11.0000
07-Apr-94       39,400    11.0000          10.2500         11.0000
28-Feb-94       22,200    11.0000          10.5000         11.0000
22-Feb-94       29,100    11.0000          10.5000         11.0000
17-Nov-93       29,500    11.2500          10.5000         11.0000
12-Nov-93       10,000    11.5000          11.0000         11.0000
11-Nov-93       13,100    11.5000          11.0000         11.0000
08-Nov-93       10,200    11.0000          10.7500         11.0000
05-Nov-93       43,300    11.0000          10.5000         11.0000
03-Nov-93       16,500    11.5000          11.0000         11.0000
02-Nov-93       19,100    11.5000          11.0000         11.0000
26-Jan-95       53,300    11.6250          11.1250         11.1250
25-Jan-95       54,500    11.6250          11.0000         11.1250
06-Jun-94       21,500    11.2500          10.7500         11.1250
01-Nov-93       10,000    11.5000          11.0000         11.1250
27-Jan-95       20,600    11.5000          11.0000         11.2500
24-Jun-94       23,100    11.2500          10.7500         11.2500
21-Jun-94        9,500    11.2500          11.0000         11.2500
15-Jun-94       39,700    12.0000          11.0000         11.2500
08-Jun-94       24,700    11.5000          11.0000         11.2500
03-Jun-94       20,500    11.2500          10.5000         11.2500
19-May-94       98,700    11.2500          10.7500         11.2500
29-Apr-94       37,500    11.5000          11.2500         11.2500
08-Apr-94       72,100    11.2500          10.5000         11.2500
17-Mar-94       27,600    11.2500          10.5000         11.2500
14-Feb-94       38,200    11.7500          11.0000         11.2500
11-Feb-94       10,800    11.7500          11.2500         11.2500
10-Feb-94       43,800    11.5000          11.2500         11.2500
08-Feb-94       67,700    11.7500          11.2500         11.2500
19-Jan-94       64,000    11.5000          11.0000         11.2500
10-Nov-93       15,100    11.5000          10.7500         11.2500
29-Oct-93       52,100    11.5000          11.0000         11.2500
22-Oct-93       15,200    11.7500          11.2500         11.2500
29-Sep-93       32,400    11.7500          11.2500         11.2500
28-Sep-93       45,000    11.7500          11.2500         11.2500
22-Jul-93       37,500    12.0000          11.2500         11.2500
01-Feb-95       30,500    11.5000          11.0000         11.3750
31-Jan-95       38,700    11.3750          10.7500         11.3750
09-Jun-94       17,400    11.5000          10.7500         11.3750
28-Apr-94       69,100    11.5000          11.2500         11.3750
25-Apr-94      202,400    11.5000          10.7500         11.3750
07-Feb-94       33,600    11.7500          11.2500         11.3750
21-Oct-93       19,200    12.0000          11.3750         11.3750
22-Sep-93       24,400    11.5000          11.0000         11.3750
18-Sep-95      223,700    11.5000          10.0000         11.5000
14-Feb-95      100,400    11.7500          11.5000         11.5000
06-Feb-95       17,500    11.7500          11.0000         11.5000
24-Jan-95      166,900    11.7500          10.5000         11.5000
23-Jun-94        9,800    11.5000          11.0000         11.5000
22-Jun-94       20,600    11.5000          11.0000         11.5000
16-Jun-94        7,400    11.7500          11.0000         11.5000
13-Jun-94       16,600    11.7500          11.2500         11.5000
10-Jun-94       17,000    11.7500          11.0000         11.5000
09-May-94       23,900    11.7500          11.2500         11.5000
26-Apr-94       35,700    11.5000          11.2500         11.5000
15-Feb-94       22,800    11.5000          11.0000         11.5000
09-Feb-94       12,600    11.5000          11.2500         11.5000
03-Feb-94       22,700    12.0000          11.5000         11.5000
02-Feb-94       16,300    12.0000          11.5000         11.5000
27-Jan-94       42,500    11.7500          11.5000         11.5000
26-Jan-94       24,100    11.7500          11.2500         11.5000
25-Jan-94       23,500    11.7500          11.2500         11.5000
24-Jan-94       19,500    11.7500          11.5000         11.5000
21-Jan-94       24,600    11.7500          11.5000         11.5000
14-Jan-94        9,200    12.0000          11.5000         11.5000
13-Jan-94       19,600    12.0000          11.5000         11.5000
10-Jan-94       18,400    12.0000          11.5000         11.5000
06-Jan-94       42,900    12.0000          11.5000         11.5000
09-Nov-93       14,700    11.5000          10.7500         11.5000
28-Oct-93       64,800    12.0000          11.2500         11.5000
27-Oct-93       68,300    12.0000          11.0000         11.5000
26-Oct-93       22,400    11.5000          10.7500         11.5000
27-Sep-93       47,600    11.7500          11.5000         11.5000
23-Sep-93       32,700    11.5000          11.2500         11.5000
21-Sep-93       54,100    12.0000          11.0000         11.5000
23-Jul-93       37,500    11.7500          11.0000         11.5000       20,015,600   0.281849
06-May-94       11,700    11.7500          11.2500         11.5625
17-Feb-95       47,400    12.0000          11.5000         11.6250
10-Feb-95       24,700    11.7500          11.5000         11.6250
13-Jan-95      103,900    11.8750          10.8750         11.6250
14-Jun-94       24,500    12.0000          11.5000         11.6250
31-Jan-94       10,800    11.7500          11.2500         11.6250
16-Feb-95       35,400    12.0000          11.5000         11.6875
13-Feb-95       70,200    12.0000          11.5000         11.7500
09-Feb-95       33,600    11.8750          11.5000         11.7500
08-Feb-95       21,600    11.8750          11.5000         11.7500
07-Feb-95       30,400    12.0000          11.1250         11.7500
03-Feb-95       18,700    11.8750          11.3750         11.7500
02-Feb-95       34,800    11.7500          11.1250         11.7500
10-May-94       16,300    11.7500          11.2500         11.7500
05-May-94       28,700    11.7500          11.2500         11.7500
04-May-94       14,900    11.7500          11.2500         11.7500
03-May-94       32,600    11.7500          11.2500         11.7500
02-May-94       61,700    11.7500          11.2500         11.7500
16-Feb-94       54,600    11.7500          11.0000         11.7500
04-Feb-94       17,900    12.0000          11.5000         11.7500
01-Feb-94       44,700    11.7500          11.2500         11.7500
28-Jan-94       22,500    11.7500          11.2500         11.7500
20-Jan-94       52,900    11.7500          11.0000         11.7500
18-Jan-94       20,300    12.0000          11.2500         11.7500
15-Oct-93        9,400    12.2500          11.7500         11.7500
13-Oct-93      193,200    12.5000          11.7500         11.7500
24-Sep-93       56,200    11.7500          11.0000         11.7500
20-Sep-93       10,400    12.0000          11.5000         11.7500
26-Jul-93       65,300    12.0000          11.5000         11.7500
07-Jan-94       33,800    12.0000          11.5000         11.8750
17-Sep-93       30,700    12.0000          11.5000         11.8750
20-Jul-93       30,300    12.2500          11.7500         11.8750
16-Jul-93       25,600    12.2500          11.7500         11.8750
07-Dec-95       51,500    12.2500          11.7500         12.0000
15-Feb-95       13,700    12.0000          11.5000         12.0000
17-Jan-94       21,100    12.0000          11.5000         12.0000
12-Jan-94        9,400    12.0000          11.5000         12.0000
11-Jan-94       13,500    12.0000          11.5000         12.0000
05-Jan-94       54,800    12.0000          11.2500         12.0000
20-Oct-93       43,000    12.0000          11.5000         12.0000
19-Oct-93       34,100    12.5000          12.0000         12.0000
14-Oct-93       21,000    12.2500          11.7500         12.0000
06-Dec-95       58,500    12.7500          11.7500         12.1250
27-Jul-93       88,200    12.2500          11.7500         12.1250
11-Dec-95       49,200    12.5000          11.8750         12.2500
08-Dec-95       13,600    12.2500          11.8750         12.2500
12-Oct-93       11,500    12.7500          12.2500         12.2500
11-Oct-93        4,800    12.7500          12.2500         12.2500
16-Sep-93       18,300    12.2500          11.7500         12.2500
15-Sep-93       50,700    12.7500          11.7500         12.2500
14-Sep-93       19,100    12.7500          12.2500         12.2500
16-Aug-93       23,100    12.7500          12.2500         12.2500
13-Aug-93       19,600    12.5000          12.2500         12.2500
12-Aug-93       11,200    12.5000          12.2500         12.2500
11-Aug-93        4,800    12.5000          12.2500         12.2500
10-Aug-93       12,900    12.5000          12.2500         12.2500
05-Aug-93       13,400    12.7500          12.2500         12.2500
21-Jul-93       71,300    12.2500          11.7500         12.2500
19-Jul-93       36,900    12.2500          11.7500         12.2500
05-Dec-95       56,800    13.0000          12.2500         12.5000
01-Dec-95       46,300    13.1250          12.5000         12.5000
27-Nov-95       19,800    13.1250          12.5000         12.5000
14-Nov-95       16,300    12.8750          12.2500         12.5000
09-Nov-95       19,000    13.1250          12.3750         12.5000
21-Sep-95      142,100    13.2500          12.5000         12.5000
18-Oct-93       25,700    12.5000          11.7500         12.5000
07-Oct-93       10,900    13.0000          12.5000         12.5000
06-Oct-93       48,700    13.0000          12.5000         12.5000
13-Sep-93       22,200    13.0000          12.5000         12.5000
10-Sep-93       11,900    13.0000          12.5000         12.5000
09-Sep-93       36,600    13.5000          12.5000         12.5000
18-Aug-93      336,000    13.2500          12.5000         12.5000
09-Aug-93       15,900    12.5000          12.0000         12.5000
04-Aug-93       26,000    12.7500          12.2500         12.5000
03-Aug-93       55,400    12.7500          12.5000         12.5000
02-Aug-93       52,200    12.7500          12.5000         12.5000
28-Jul-93       81,900    12.5000          12.2500         12.5000
16-Nov-95       14,000    12.6250          12.2500         12.6250
15-Nov-95        8,700    12.7500          12.2500         12.6250
05-Oct-93       45,900    13.2500          12.5000         12.6250
04-Dec-95       29,400    13.0000          12.5000         12.7500
17-Nov-95        8,000    12.7500          12.2500         12.7500
27-Oct-95       33,300    13.2500          12.7500         12.7500
08-Oct-93       12,300    13.0000          12.2500         12.7500
04-Oct-93      197,600    13.2500          12.7500         12.7500
30-Sep-93       73,300    13.0000          11.2500         12.7500
06-Aug-93       54,000    12.7500          12.2500         12.7500
30-Jul-93       53,000    12.7500          12.2500         12.7500
29-Jul-93       29,100    12.7500          12.2500         12.7500
24-Nov-95        2,900    13.1250          12.8750         12.8750
21-Nov-95       26,600    13.2500          12.8750         12.8750
08-Nov-95       29,800    13.1250          12.8750         12.8750
03-Nov-95       13,200    13.3750          12.7500         12.8750
25-Oct-95       93,000    13.7500          12.6250         12.8750
09-Oct-95       67,900    13.5000          12.8750         12.8750
25-Sep-95       61,300    13.5000          12.5000         12.8750
22-Nov-95       13,000    13.2500          12.8750         13.0000
20-Nov-95       55,400    13.2500          12.5000         13.0000
13-Nov-95        8,500    13.0000          12.5000         13.0000
10-Nov-95       16,500    13.0000          12.5000         13.0000
07-Nov-95       19,200    13.2500          12.7500         13.0000
02-Nov-95        9,700    13.3750          12.7500         13.0000
10-Oct-95       81,000    13.0000          12.7500         13.0000
22-Sep-95       45,400    13.0000          12.5000         13.0000
20-Sep-95      279,700    13.7500          12.7500         13.0000
08-Sep-93       34,100    13.5000          12.7500         13.0000
02-Sep-93        8,300    13.5000          13.0000         13.0000
01-Sep-93       18,100    13.5000          13.0000         13.0000
30-Aug-93       32,000    13.5000          13.0000         13.0000
27-Aug-93       16,900    13.5000          13.0000         13.0000
24-Aug-93       26,500    13.2500          12.7500         13.0000
23-Aug-93       47,800    13.2500          12.5000         13.0000
20-Aug-93       26,800    13.2500          12.7500         13.0000
17-Aug-93      177,800    13.0000          12.5000         13.0000
30-Nov-95       11,200    13.1250          12.7500         13.1250
29-Nov-95        8,300    13.1250          12.7500         13.1250
28-Nov-95       11,600    13.1250          12.5000         13.1250
01-Nov-95       18,000    13.3750          12.7500         13.1250
30-Oct-95       54,600    13.2500          12.7500         13.1250
17-Oct-95       23,500    13.6250          13.1250         13.1250
16-Oct-95       31,400    13.5000          13.1250         13.1250
13-Oct-95       10,100    13.5000          13.1250         13.1250
07-Sep-93       47,500    13.5000          13.0000         13.1250
19-Aug-93       39,500    13.2500          12.5000         13.1250
06-Nov-95       29,500    13.2500          12.8750         13.2500
26-Oct-95       46,800    13.2500          12.7500         13.2500
19-Oct-95       14,900    13.7500          13.1250         13.2500
19-Sep-95      560,900    13.6250          11.0000         13.2500
01-Oct-93       36,800    13.2500          12.7500         13.2500
31-Aug-93       60,500    13.5000          13.0000         13.2500
26-Aug-93       46,300    13.5000          12.7500         13.2500
25-Aug-93       29,800    13.2500          12.7500         13.2500
12-Dec-95      166,200    13.7500          12.2500         13.3750
31-Oct-95        6,400    13.3750          12.7500         13.3750
18-Oct-95       37,900    13.7500          13.1250         13.3750
11-Oct-95       67,600    13.5000          13.0000         13.3750
06-Oct-95       30,100    13.6250          13.3750         13.3750
12-Jul-96       22,000    14.0000          13.1250         13.5000
15-Dec-95       50,000    14.0000          13.5000         13.5000
24-Oct-95       21,500    14.0000          13.5000         13.5000
23-Oct-95       19,800    14.0000          13.5000         13.5000
12-Oct-95       54,100    13.5000          13.1250         13.5000
05-Oct-95      100,600    13.6250          13.3750         13.5000
04-Oct-95       54,600    13.7500          13.5000         13.5000
03-Sep-93        8,300    13.5000          13.0000         13.5000
03-Oct-95      118,600    13.8750          13.5000         13.6250
27-Sep-95      137,700    14.0000          13.3750         13.6250
11-Jul-96       29,300    14.2500          13.2500         13.7500
14-Dec-95       99,100    14.1250          13.5000         13.7500
29-Sep-95       33,700    14.0000          13.6250         13.7500
13-Dec-95       59,200    14.0000          13.2500         13.8125
21-Dec-95       96,800    14.2500          13.8750         13.8750
20-Dec-95      107,500    14.5000          13.8750         13.8750
18-Dec-95       68,900    14.0000          13.5000         13.8750
02-Oct-95       78,000    14.2500          13.5000         13.8750
17-Sep-96       27,000    14.5000          14.0000         14.0000
16-Sep-96      127,600    14.2500          13.7500         14.0000
12-Sep-96       71,700    15.5000          13.7500         14.0000
10-Jul-96       85,400    14.7500          13.0000         14.0000
28-Sep-95       58,400    14.0000          13.6250         14.0000
26-Sep-95      179,200    14.0000          13.3750         14.0000
20-Oct-95      104,900    14.1250          13.2500         14.1250
22-Oct-96        9,500    14.5000          14.2500         14.2500
21-Oct-96       29,400    14.5000          14.2500         14.2500
18-Oct-96       20,200    14.5000          14.2500         14.2500
16-Oct-96       84,600    14.5000          14.2500         14.2500
15-Oct-96       23,700    14.5000          14.2500         14.2500
14-Oct-96       33,800    14.5000          14.2500         14.2500
11-Oct-96       96,500    14.5000          14.2500         14.2500
09-Oct-96      147,600    14.7500          14.0000         14.2500
04-Oct-96       18,500    15.0000          14.2500         14.2500
03-Oct-96        1,600    15.0000          14.2500         14.2500
30-Sep-96       23,200    15.0000          14.2500         14.2500
23-Sep-96       21,300    14.7500          14.2500         14.2500
20-Sep-96       13,100    14.7500          14.2500         14.2500
18-Sep-96       95,600    14.7500          14.0000         14.2500
13-Sep-96       40,000    14.7500          13.7500         14.2500
15-Jul-96      101,600    14.6250          13.7500         14.2500
08-Jan-96       63,800    14.6250          13.6250         14.2500
19-Dec-95      110,000    14.5000          13.8750         14.2500
10-Oct-96       29,500    14.5000          14.2500         14.3750
08-Oct-96       28,000    14.7500          14.2500         14.3750
17-Oct-96       14,000    14.5000          14.2500         14.4750
27-Sep-96       13,100    15.0000          14.2500         14.5000
25-Sep-96       20,400    14.7500          14.2500         14.5000
24-Sep-96       27,900    14.5000          14.2500         14.5000
19-Sep-96        9,600    14.7500          14.2500         14.5000
10-Jan-96       37,900    14.7500          14.5000         14.5000        9,170,300   0.41098
24-Oct-96      160,600    15.5000          14.5000         14.7500
23-Oct-96       96,100    15.5000          14.2500         14.7500
07-Oct-96       61,700    14.7500          14.2500         14.7500
09-Aug-96       13,300    15.5000          14.3750         14.7500
06-Aug-96       17,800    15.5000          14.7500         14.7500
08-Jul-96       36,800    14.7500          14.2500         14.7500
05-Jul-96       73,800    15.2500          14.5000         14.7500
03-Jul-96       78,600    15.6250          14.6250         14.7500
09-Jan-96       74,400    14.7500          14.0000         14.7500
05-Jan-96       66,600    15.5000          14.7500         14.7500
07-Aug-96       21,500    15.0000          14.7500         14.8750
25-Jul-96       28,200    15.2500          14.7500         14.8750
09-Jul-96       16,900    15.0000          14.6250         14.8750
01-Jul-96       12,900    15.2500          14.8750         14.8750
02-Oct-96       21,700    15.0000          14.2500         15.0000
01-Oct-96       34,100    15.0000          14.2500         15.0000
26-Sep-96      233,600    15.0000          14.2500         15.0000
11-Sep-96       24,600    15.8750          15.0000         15.0000
08-Aug-96       29,400    15.0000          14.2500         15.0000
23-Jul-96       50,000    15.5000          15.0000         15.0000
17-Jul-96       29,800    15.8750          15.0000         15.0000
16-Jul-96       51,400    15.0000          14.0000         15.0000
02-Jul-96       14,800    15.5000          15.0000         15.0000
28-Jun-96       26,100    15.6250          14.8750         15.0000
22-Dec-95      126,600    15.0000          13.8750         15.0000
29-Jul-96       15,600    15.2500          15.0000         15.1250
24-Jul-96       60,600    15.1250          14.7500         15.1250
27-Jun-96       11,200    15.5000          15.0000         15.1250
26-Jun-96        6,000    17.0000          14.8750         15.1250
05-Aug-96       15,700    16.2500          15.2500         15.2500
26-Jul-96       38,300    15.2500          14.8750         15.2500
30-Jan-96       13,400    15.7500          15.2500         15.2500
31-Jul-96       24,200    16.0000          15.3750         15.3750
04-Jan-96       83,600    16.3750          15.0000         15.3750
26-Dec-95       88,500    15.7500          14.8750         15.3750
28-Oct-96       42,100    15.5000          15.0000         15.5000
25-Oct-96       73,800    15.5000          14.7500         15.5000
12-Aug-96          700    15.5000          14.7500         15.5000
22-Jul-96       29,500    15.5000          15.0000         15.5000
19-Jul-96       19,900    16.0000          15.2500         15.5000
18-Jul-96       11,200    15.7500          15.0000         15.5000
27-Dec-95       36,200    15.7500          15.2500         15.5000
30-Oct-96       38,300    15.7500          15.5000         15.6250
02-Aug-96       11,700    16.2500          15.6250         15.6250
29-Jan-96       20,000    16.2500          15.5000         15.6250
08-Nov-96        9,700    16.5000          15.7500         15.7500
05-Nov-96        6,600    16.0000          15.5000         15.7500
01-Nov-96       79,700    16.5000          15.5000         15.7500
29-Oct-96       51,500    16.0000          14.7500         15.7500
10-Sep-96        5,300    16.0000          15.5000         15.7500
29-Aug-96       43,200    16.6250          15.7500         15.7500
27-Aug-96       17,000    16.5000          15.5000         15.7500
26-Aug-96       21,400    16.5000          15.7500         15.7500
13-Aug-96       31,500    15.7500          14.7500         15.7500
30-Jul-96       62,100    15.7500          15.0000         15.7500
26-Jan-96       21,100    16.2500          15.7500         15.7500
23-Jan-96       16,800    16.0000          15.2500         15.7500
22-Jan-96       17,700    15.7500          15.5000         15.7500
19-Jan-96       36,300    15.7500          15.3750         15.7500
18-Jan-96       59,700    16.7500          15.2500         15.7500
03-Sep-96       15,900    16.0000          15.2500         15.8750
25-Jan-96       23,900    16.2500          15.2656         15.8750
15-Jan-96       38,200    16.1250          15.7500         15.8750
30-Aug-96       19,400    16.1250          15.5000         15.9375
06-Nov-96       19,200    16.2500          15.5000         16.0000
04-Nov-96       10,200    16.0000          15.5000         16.0000
31-Oct-96       25,400    16.0000          15.5000         16.0000
09-Sep-96       28,500    16.2500          15.7500         16.0000
23-Aug-96       39,600    16.2500          16.0000         16.0000
22-Aug-96       16,400    16.5000          16.0000         16.0000
21-Aug-96       19,600    16.5000          16.0000         16.0000
01-Aug-96       41,200    16.0000          15.3750         16.0000
03-Apr-96       50,800    17.0000          16.0000         16.0000
06-Feb-96       42,700    16.5000          16.0000         16.0000
24-Jan-96       23,900    16.0000          15.2500         16.0000
12-Jan-96       23,300    16.2500          15.8750         16.0000
03-Jan-96       81,200    16.6250          16.0000         16.0000
10-Apr-96       82,500    16.5000          16.0000         16.1250
28-Mar-96      113,900    16.5000          16.0000         16.1250
11-Jan-96      110,400    16.2500          14.6250         16.1250
28-Dec-95      216,700    16.7500          15.2500         16.1250
22-Nov-96      287,300    16.7500          16.2500         16.2500
21-Nov-96       57,400    17.0000          16.2500         16.2500
07-Nov-96        5,600    16.5000          15.7500         16.2500
06-Sep-96       29,900    16.2500          16.1250         16.2500
05-Sep-96       17,600    16.7500          16.2500         16.2500
14-Aug-96      144,900    16.7500          15.5500         16.2500
09-Apr-96      126,000    17.0000          16.0000         16.2500
26-Mar-96       57,700    16.7500          16.2500         16.2500
20-Mar-96      335,400    19.0000          15.0000         16.2500
07-Feb-96      325,900    16.2500          15.7500         16.2500
02-Feb-96       42,800    16.5000          16.0000         16.2500
01-Feb-96       48,700    16.2500          15.5000         16.2500
31-Jan-96       35,400    16.2500          15.2500         16.2500
11-Nov-96       63,800    16.5000          15.7500         16.3750
25-Jun-96       60,200    17.5000          16.3750         16.3750
02-Jan-96      176,000    17.2500          16.2500         16.3750
20-Aug-96        5,400    16.5000          16.0000         16.4375
10-Feb-98       15,800    16.5000          16.0000         16.5000
09-Feb-98       45,800    16.7500          16.0000         16.5000
04-Feb-98      265,500    17.7500          15.8750         16.5000
19-Nov-96       62,800    17.0000          16.5000         16.5000
14-Nov-96       45,900    17.0000          16.5000         16.5000
13-Nov-96       50,000    17.0000          16.5000         16.5000
12-Nov-96       26,600    17.0000          16.0000         16.5000
04-Sep-96       43,500    16.7500          15.7500         16.5000
12-Apr-96        6,400    17.0000          16.5000         16.5000
27-Mar-96      212,500    16.7500          16.2500         16.5000
21-Mar-96      165,400    16.5000          16.0000         16.5000
05-Feb-96       57,800    16.8750          16.0000         16.5000
28-Aug-96       32,500    16.7500          16.0000         16.5625
06-Feb-98       31,600    17.0000          16.6250         16.6250
02-Apr-96       23,000    17.0000          16.5000         16.6250
17-Jan-96       84,500    16.6250          16.0000         16.6250
16-Jan-96      101,700    17.0000          16.2500         16.6250
02-Dec-96       25,900    17.1250          16.7500         16.7500
29-Nov-96       19,100    17.1250          16.7500         16.7500
27-Nov-96       17,100    17.1250          16.5000         16.7500
26-Nov-96       13,700    17.0000          16.2500         16.7500
25-Nov-96       77,700    16.7500          16.2500         16.7500
20-Nov-96       25,600    17.0000          16.5000         16.7500
18-Nov-96       68,400    17.0000          16.5000         16.7500
19-Aug-96       52,800    17.3750          16.5000         16.7500
03-May-96       51,100    17.0000          16.2500         16.7500
02-May-96       37,000    16.7500          16.0000         16.7500
01-May-96      111,900    17.5000          16.2500         16.7500
11-Apr-96       54,700    16.7500          16.1250         16.7500
08-Feb-96       56,100    16.7500          15.8750         16.7500
05-Feb-98      110,800    17.0000          16.5000         16.8750
15-Apr-96       14,300    17.0000          16.5000         16.8750
27-Feb-98       94,800    17.3750          16.6250         17.0000
03-Dec-96       39,100    17.1250          16.7500         17.0000
15-Nov-96      168,700    17.0000          16.5000         17.0000
16-Aug-96      176,100    17.5000          16.7500         17.0000
17-Apr-96       21,900    17.3750          16.5000         17.0000
16-Apr-96       38,600    17.1250          16.5000         17.0000
08-Apr-96       87,300    17.5000          16.2500         17.0000
04-Apr-96      126,100    17.5000          16.6250         17.0000
25-Mar-96      147,000    17.5000          16.8750         17.0000
29-Dec-95      108,400    17.2500          16.1250         17.0000
02-Mar-98       46,800    17.2500          16.6250         17.1250
24-Jun-96      197,800    18.0000          17.1250         17.1250
19-Jun-96       46,200    17.2500          16.7500         17.1250
01-Apr-96       29,000    17.3750          17.0000         17.1875
26-Feb-98       73,900    17.8125          16.7500         17.2500
20-Jun-96       41,700    17.2500          17.0000         17.2500
18-Jun-96       32,800    17.5000          16.7500         17.2500
06-May-96       56,700    17.2500          16.5000         17.2500
30-Apr-96      138,900    18.0000          17.2500         17.2500
25-Apr-96       58,800    17.7500          17.2500         17.2500
29-Mar-96       67,100    17.2500          16.0000         17.2500
22-Mar-96      124,100    17.5000          16.5000         17.2500
15-Aug-96       72,900    17.3750          16.2500         17.3750
21-Jun-96       73,200    17.5000          16.7500         17.3750
07-Apr-98       67,200    18.1250          17.2500         17.5000
21-Apr-97        9,400    18.3750          17.5000         17.5000
17-Jun-96       42,800    18.0000          17.2500         17.5000
16-May-96      170,500    18.0000          17.2500         17.5000
15-May-96      176,900    18.5000          17.5000         17.5000
29-Apr-96      143,600    18.0000          17.5000         17.5000
26-Apr-96       53,500    17.7500          17.2500         17.5000
24-Apr-96       40,600    18.0000          17.2500         17.5000
19-Apr-96       35,800    17.8750          17.5000         17.5000
09-Feb-96      143,100    17.5000          16.0000         17.5000        1,078,2500  0.562814
08-Apr-98       32,900    18.0000          17.2500         17.6250
06-Jun-96       41,900    18.0000          17.6250         17.6250
29-May-96       37,300    18.0000          17.6250         17.6250
18-Apr-96      130,600    18.2500          17.2500         17.6875
24-Apr-97       61,100    18.2500          17.5000         17.7500
04-Dec-96       49,200    17.5000          16.8750         17.7500
14-Jun-96       18,400    18.1250          17.7500         17.7500
13-Jun-96        8,800    18.1250          17.7500         17.7500
12-Jun-96       45,100    18.5000          17.7500         17.7500
10-Jun-96       27,300    18.0000          17.7500         17.7500
07-Jun-96       45,700    18.0000          17.6250         17.7500
05-Jun-96       30,700    18.2500          17.6250         17.7500
28-May-96       22,900    18.2500          17.7500         17.7500
08-May-96       40,000    18.0000          17.7500         17.7500
07-May-96       90,700    18.2500          17.2500         17.7500
23-Apr-96      177,100    18.1250          17.7500         17.7500
22-Apr-96       66,400    18.0000          17.5000         17.7500
08-Mar-96       98,600    19.0000          17.5000         17.7500
13-Feb-96       75,600    18.2500          17.5000         17.7500
25-Feb-98       95,100    18.3750          17.5000         17.8125
24-May-96       34,900    18.2500          17.8750         17.8750
23-May-96      292,200    18.2500          17.8750         17.8750
22-May-96       25,800    18.2500          17.7500         17.8750
09-May-96       25,000    18.0000          17.7500         17.8750
12-Feb-96      143,300    18.2500          16.7500         17.8750
14-Apr-98      224,100    18.5000          17.5000         18.0000
09-Mar-98       58,900    18.7500          18.0000         18.0000
28-Apr-97       17,600    18.7500          18.0000         18.0000
22-Apr-97       30,100    18.3750          17.5000         18.0000
18-Apr-97      152,900    18.3750          17.7500         18.0000
11-Jun-96       26,200    18.0000          17.7500         18.0000
30-May-96       30,900    18.0000          17.6250         18.0000
21-May-96      146,400    18.0000          17.7500         18.0000
20-May-96       13,600    18.0000          17.6250         18.0000
17-May-96       37,000    18.0000          17.5000         18.0000
10-May-96       82,400    18.5000          17.8750         18.0000
11-Mar-96      184,800    18.0000          16.5000         18.0000
13-Apr-98       32,300    18.2500          17.8750         18.1250
06-Apr-98       36,900    18.2500          18.0000         18.1250
30-Apr-97       15,500    18.3750          17.8750         18.1250
16-Apr-97       47,500    18.2500          17.5000         18.1250
11-Apr-97       33,600    18.5000          17.5000         18.1250
04-Jun-96       11,800    18.2500          17.7500         18.1250
13-May-96      254,100    18.2500          17.8750         18.1250
31-Mar-98       64,300    18.5000          18.0000         18.1875
11-Mar-98       33,600    19.0000          18.1875         18.1875
24-Feb-98      122,600    19.3750          17.6250         18.1875
01-Apr-98       70,100    18.5000          18.0000         18.2188
09-Apr-98       51,200    18.5000          17.6250         18.2500
03-Apr-98       65,100    18.3750          18.0625         18.2500
30-Mar-98       52,600    18.7500          18.0625         18.2500
27-Mar-98      136,100    19.1875          18.0000         18.2500
29-Apr-98       48,800    18.7500          17.7500         18.2500
23-Apr-97        3,400    18.3750          18.0000         18.2500
17-Apr-97       15,300    18.3750          17.5000         18.2500
15-Apr-97       57,400    18.7500          17.6250         18.2500
03-Jun-96       28,200    18.5000          17.7500         18.2500
31-May-96       26,600    18.2500          17.6250         18.2500
12-Mar-98       13,500    18.5000          18.2500         18.3125
02-Apr-98       30,700    18.3750          18.0625         18.3750
12-Jan-98       22,300    19.0000          18.3750         18.3750
29-Dec-97       17,300    18.7500          18.1250         18.3750
16-Mar-98       13,100    18.7500          18.0000         18.5000
13-Mar-98       13,300    18.5000          18.0000         18.5000
26-Dec-97        5,600    19.2500          18.5000         18.5000
04-Mar-98       60,600    19.1250          18.1250         18.6250
12-Feb-98      133,800    20.9375          18.1250         18.6250
22-Dec-97       12,700    19.5000          18.6250         18.6250
14-May-96      123,600    18.7500          18.1250         18.6250
20-Feb-96       88,900    19.2500          18.2500         18.6250
18-Mar-98       28,900    19.0000          18.5000         18.7500
10-Mar-98       39,400    19.0000          18.0000         18.7500
06-Mar-98       60,500    19.2500          18.5000         18.7500
27-Jan-98        3,200    19.1250          18.7500         18.7500
15-Jan-98       33,100    19.0625          18.7500         18.7500
31-Dec-97       14,700    19.3750          18.5000         18.7500
24-Dec-97        6,000    18.8750          18.6250         18.7500
01-May-97       25,900    18.7500          18.0000         18.7500
25-Apr-97        9,400    18.7500          18.0000         18.7500
14-Apr-97       54,600    19.0000          18.2500         18.7500
09-Apr-97      434,600    19.1250          17.7500         18.7500
13-Mar-96       56,700    18.7500          18.2500         18.7500
12-Mar-96       99,700    18.7500          17.6250         18.7500
26-Feb-96       16,700    19.2500          18.5000         18.7500
19-Mar-98       11,600    19.0000          18.6250         18.7813
20-Apr-98       17,000    19.3750          18.7500         18.8750
05-Mar-98       70,000    19.0000          18.5000         18.8750
03-Mar-98      227,400    19.1250          17.0625         18.8750
23-Jan-98       39,200    19.5000          18.6250         18.8750
14-Jan-98       14,200    20.0000          18.8750         18.8750
30-Dec-97       37,600    19.2500          18.3750         18.8750
10-Apr-97      178,600    18.8750          18.0000         18.8750
05-Dec-96      169,200    19.2500          17.5000         18.8750
05-Mar-96      122,300    19.2500          18.7500         18.8750
21-Feb-96       70,000    19.0000          18.2500         18.8750
14-Feb-96      147,800    19.2500          17.7500         18.8750
23-Dec-97        6,800    19.5000          18.6250         18.9375
03-Apr-97      115,400    21.5000          18.2500         18.9375
17-Apr-98       10,200    19.4375          19.0000         19.0000
15-Apr-98       93,900    19.0000          17.5000         19.0000
17-Mar-98       67,800    19.0000          18.2500         19.0000
22-Jan-98       16,800    19.5000          18.8750         19.0000
06-Dec-96       72,900    19.0000          17.7500         19.0000
07-Mar-96       19,000    19.2500          18.7500         19.0000
06-Mar-96       29,800    19.2500          18.7500         19.0000
04-Mar-96       73,500    20.0000          19.0000         19.0000
27-Feb-96       22,600    19.5000          18.7500         19.0000
26-Jan-98       15,700    19.5000          18.5000         19.1250
09-Jan-98       47,600    19.5000          19.0000         19.1250
02-Jan-98       10,800    19.1250          18.5000         19.1250
19-Dec-97        9,000    19.5000          19.0000         19.1250
18-Dec-97       42,300    20.0000          19.1250         19.1250
27-Jun-97       21,700    19.9375          18.8750         19.1250
08-Apr-97       62,500    19.7500          18.5000         19.1250
15-Mar-96       54,700    19.3750          18.5000         19.1250
28-Feb-96       58,300    19.3750          18.7500         19.1250
16-Apr-98       59,200    19.7500          18.8750         19.2500
23-Feb-98      142,400    20.5000          18.5000         19.2500
21-Jan-98       71,700    20.2500          18.7500         19.2500
08-Jan-98       18,600    19.7500          18.8750         19.2500
04-Apr-97      157,900    19.7500          18.0000         19.2500
19-Mar-96       22,900    19.5000          18.7500         19.2500
14-Mar-96       29,100    19.2500          18.5000         19.2500
01-Mar-96      141,100    19.5000          18.7500         19.2500
23-Feb-96       92,300    19.5000          18.5000         19.2500
16-Feb-96       57,800    19.2500          18.7500         19.2500
15-Feb-96       75,500    19.2500          18.7500         19.2500
10-Dec-97       46,100    19.5000          19.2500         19.3750
08-Dec-97       25,300    20.0000          19.3750         19.3750
07-Apr-97      135,100    19.7500          19.0000         19.3750
03-Dec-97        4,900    19.6250          19.2500         19.4375
22-Feb-96       62,000    19.4375          18.5000         19.4375
21-Apr-98       38,900    19.6250          18.7500         19.5000
26-Mar-98       24,100    19.7500          19.2500         19.5000
11-Feb-98      113,400    19.9375          16.0000         19.5000
17-Dec-97       16,900    20.0000          19.2500         19.5000
04-Dec-97       36,500    19.8750          19.1250         19.5000
02-Dec-97       25,800    19.7500          19.5000         19.5000
28-Nov-97        3,600    19.7500          19.5000         19.5000
26-Nov-97       38,600    20.0000          19.5000         19.5000
19-Nov-97       13,000    20.1250          19.5000         19.5000
26-Jun-97       42,100    20.2500          19.5000         19.5000
18-Mar-96      247,400    19.5000          18.7500         19.5000
29-Feb-96       45,300    19.5000          19.0000         19.5000
27-Apr-98       32,700    19.7500          19.0000         19.5625
20-Nov-97       19,900    19.8750          19.5625         19.5625
25-Mar-98       25,800    20.0000          19.2500         19.6250
15-Dec-97       28,000    19.7500          19.2500         19.6250
11-Dec-97       23,400    19.7500          19.2500         19.6250
01-Dec-97       19,200    19.8750          19.5000         19.6250
24-Nov-97       38,700    20.0000          19.3750         19.6250
30-Jun-9        35,000    19.6250          18.7500         19.6250
24-Mar-9        43,200    20.2500          19.5000         19.6875
09-Dec-9        17,500    19.7500          19.3750         19.6875
29-Apr-9        27,700    20.3750          19.7500         19.7500
23-Mar-9        93,400    21.0000          19.2500         19.7500
03-Feb-98       26,800    20.8750          19.3125         19.7500
13-Jan-98       71,600    20.0000          18.1250         19.7500
16-Dec-97       11,800    20.0000          19.7500         19.7500
12-Dec-97       19,100    19.7500          19.2500         19.7500
13-Nov-97       19,000    20.0000          19.5000         19.7500
25-Jun-97       11,000    20.0000          19.7500         19.7500
09-Dec-96       90,700    20.0000          18.7500         19.7500
28-Apr-98       42,600    20.2500          19.3750         19.8750
05-Dec-97       35,300    19.8750          19.0000         19.8750
21-Nov-97        7,000    19.8750          19.5000         19.8750
18-Nov-97       17,500    20.1250          19.5000         19.8750
14-Nov-97        4,100    20.3750          19.6250         19.9375
24-Apr-98       36,200    20.5000          19.8750         20.0000
23-Apr-98       45,800    20.7500          19.8750         20.0000
20-Feb-98      100,400    21.2500          20.0000         20.0000
25-Nov-97       13,500    20.0000          19.5000         20.0000
17-Nov-97       10,400    20.5000          19.6250         20.0000
24-Jun-97       16,500    20.5000          19.8125         20.0000
23-Jun-97       16,900    20.5000          20.0000         20.0000
20-Jun-97       58,100    20.8125          20.0000         20.0000
22-Apr-98       86,400    20.3750          19.8750         20.1250
27-Oct-97       34,700    20.7500          20.1250         20.1250
20-Mar-98      122,800    20.6250          18.6250         20.2500
20-Jan-98       32,400    21.8750          19.7500         20.2500
12-Nov-97       13,700    20.3750          20.0000         20.2500
23-Oct-97       59,100    21.0000          19.7500         20.2500
01-Jul-97       20,800    20.2500          19.5000         20.2500
29-Jan-98       21,600    21.1250          19.7500         20.3750
18-Jun-97       28,880    21.1250          20.2500         20.3750
11-Nov-97       15,000    21.0000          20.2500         20.4375
30-Apr-98       73,300    20.5000          19.7500         20.5000
28-Jan-98       51,800    21.3750          19.1250         20.5000
07-Jan-98       12,700    21.0000          19.8750         20.5000
05-Nov-97       16,200    20.8750          20.1250         20.5000       10,739,100   0.714036
13-Feb-98      409,900    21.5000          20.0000         20.6250
30-Jan-98        9,100    20.8750          19.7500         20.6250
02-Feb-98       31,700    21.5000          20.1250         20.7500
05-Jan-98       42,700    20.7500          18.7500         20.7500
07-Nov-97       17,800    20.7500          20.0000         20.7500
30-Oct-97        5,100    21.0000          20.5000         20.7500
28-Oct-97       50,800    21.0000          19.5000         20.7500
24-Oct-97      244,000    20.7500          20.0000         20.7500
19-Jun-97       23,400    20.7500          20.2500         20.7500
10-Nov-97       25,400    21.0000          20.2500         20.8750
06-Nov-97       11,600    20.8750          20.0000         20.8750
04-Nov-97       41,900    23.1250          20.8750         20.8750
17-Jun-98      316,800    24.1250          21.0000         21.0000
19-Feb-98      108,500    22.0000          21.6250         21.0000
06-Jan-98       13,500    21.0000          20.2500         21.0000
29-Oct-97       60,500    21.2500          20.5000         21.0000
02-May-97       93,700    21.1250          19.1250         21.1250
31-Oct-97        6,900    21.5000          21.0000         21.2500
17-Jun-97       53,100    22.5000          21.0000         21.2500
21-May-97        3,500    21.7500          21.2500         21.2500
17-Dec-96       69,700    22.5000          21.0000         21.2500
07-May-97       36,700    22.0000          21.2500         21.3750
18-Feb-98       91,200    22.5000          21.5000         21.5000
22-Jul-97       77,500    22.1250          21.5000         21.5000
13-May-97       31,800    22.2500          21.5000         21.5000
08-May-97      107,700    22.0000          21.5000         21.5000
31-Dec-96       32,900    21.6250          21.0000         21.5000
20-Dec-96       30,300    22.2500          21.5000         21.5000
18-Dec-96      302,800    22.0000          20.0000         21.5000
14-May-97        8,100    21.7500          21.3750         21.5625
24-Dec-96       19,200    21.7500          21.5000         21.5625
02-Jul-97       54,800    21.7500          20.5000         21.6250
23-Dec-96       27,900    21.7500          21.5000         21.6250
20-May-97       19,200    22.1250          21.5000         21.6875
16-Jan-98       44,900    21.7500          18.7500         21.7500
22-Oct-97       38,000    22.7500          21.7500         21.7500
19-May-97       12,700    22.1250          21.7500         21.7500
02-Apr-97       36,100    23.0000          21.5000         21.7500
08-Jan-97       69,900    22.7500          21.0000         21.7500
02-Jan-97       50,200    22.0000          21.0000         21.7500
30-Dec-96       38,400    21.7500          21.5000         21.7500
27-Dec-96       21,000    21.7500          21.5000         21.7500
26-Dec-96       10,400    21.7500          21.5000         21.7500
23-Jul-97      321,200    22.2500          21.2500         21.9375
04-Aug-97        7,800    22.2500          22.0000         22.0000
03-Jul-97       22,700    22.0000          21.5000         22.0000
22-May-97       48,300    22.2500          20.8750         22.0000
16-May-97       27,800    22.3750          21.6250         22.0000
12-May-97       13,500    22.2500          21.8750         22.0000
09-May-97      129,300    22.2500          22.0000         22.0000
19-Dec-96      163,900    23.2500          21.5000         22.0000
01-Aug-97       50,200    22.5000          22.0000         22.1250
15-May-97       41,100    22.2500          21.2500         22.1250
06-May-97       84,300    23.1250          21.7500         22.1250
05-May-98      143,800    22.6250          22.1875         22.2500
21-Jul-97       30,100    23.0000          22.0000         22.2500
23-May-97       36,900    22.6250          21.7500         22.2500
09-Jan-97       49,800    22.7500          21.2500         22.2500
10-Dec-96      657,900    23.3750          19.2500         22.2500
31-Jul-97       82,200    22.7500          22.2500         22.4375
17-Feb-98      255,500    22.5000          20.3750         22.5000
30-Jul-97       18,600    22.7500          22.4375         22.5000
24-Jul-97       41,200    22.6250          21.7500         22.5000
07-Jan-97       40,900    23.2500          22.2500         22.5000
16-Dec-96      400,700    24.7500          22.2500         22.5000
29-Jul-97       22,100    22.7500          22.2500         22.5625
28-Jul-97       63,500    23.2500          22.2500         22.5625
04-May-98      387,300    23.1250          22.6250         22.6250
03-Nov-97       26,100    22.8750          21.0000         22.6250
06-Aug-97       13,900    22.7500          22.2500         22.6250
05-Aug-97       13,500    22.6250          22.0000         22.6250
25-Jul-97       53,900    23.1250          22.1250         22.6250
05-Jun-97       60,100    22.8750          22.2500         22.6250
12-Jun-98      206,800    23.8750          22.7500         22.7500
07-Jul-97       60,500    23.3750          21.5000         22.7500
16-Jun-97       33,700    23.0000          22.5000         22.7500
13-Jun-97       31,400    23.2500          22.5000         22.7500
06-Jun-97       32,600    22.8125          22.6250         22.7500
05-May-97      163,000    24.1250          21.0000         22.7500
12-Aug-97      152,000    23.6250          22.6250         22.7813
01-May-98      532,500    23.2500          21.5000         22.8125
09-Jun-97      159,700    23.1250          22.7500         22.8125
10-Jun-97      182,900    23.2500          22.7500         22.8750
27-May-97       35,700    23.0000          21.8750         22.8750
12-Dec-96      175,900    23.5000          22.0000         22.8750
17-Oct-97       10,800    23.5000          22.7500         22.9375
29-Jun-98       48,400    23.5000          23.0000         23.0000
06-May-98      307,000    25.2500          22.1875         23.0000
21-Oct-97       20,000    23.0000          22.7500         23.0000
20-Oct-97       30,900    23.5000          22.8750         23.0000
24-Sep-97        9,000    23.5000          22.7500         23.0000
18-Jul-97       31,300    23.6250          22.5000         23.0000
12-Jun-97       24,300    23.5000          23.0000         23.0000
28-May-97      194,600    23.2500          22.6250         23.0000
13-Jan-97      100,500    24.5000          22.8750         23.0000
06-Jan-97       63,900    24.0000          22.2500         23.0000
11-Dec-96      405,800    24.2500          21.2500         23.0000
23-Sep-97       40,900    23.2500          22.7500         23.0625
15-Jun-98      110,100    23.5000          22.6250         23.1250
02-Jun-98       43,400    23.5625          23.0000         23.1250
16-Oct-97       48,600    23.3750          23.1250         23.1250
10-Oct-97        8,500    23.7500          23.0000         23.1250
09-Oct-97        5,000    23.2500          23.1250         23.1250
11-Jun-97      185,500    23.2500          22.7500         23.1250
07-May-98       88,700    23.2500          22.5000         23.1875
01-Oct-97       29,700    23.6250          23.1250         23.1875
19-Sep-97       34,200    23.8125          22.8750         23.1875
26-Jun-98       65,300    24.0000          22.8750         23.2500
18-Jun-98      127,100    23.3750          21.8750         23.2500
15-Oct-97       17,900    23.2500          23.0000         23.2500
08-Oct-97        7,400    24.0000          23.2500         23.2500
03-Oct-97       11,100    23.6250          23.2500         23.2500
13-Aug-97       55,400    23.6250          23.0000         23.2500
15-Jul-97       66,900    23.5000          23.0000         23.2500
10-Jul-97       67,600    23.5000          23.2500         23.2500
04-Jun-97       67,100    25.0000          23.2500         23.2500
31-Mar-97       43,000    24.7500          23.2500         23.2500
14-Jan-97       61,400    23.6250          22.7500         23.2500
22-Jun-98      131,900    24.0000          23.2500         23.3750
01-Jun-98       24,500    23.7500          23.0000         23.3750
14-Oct-97       21,600    23.3750          23.1250         23.3750
29-Sep-97       19,700    24.3750          23.0000         23.3750
11-Jul-97      190,200    23.7500          23.2500         23.3750
28-May-98       55,700    23.6250          22.8750         23.4375
09-Jul-98       67,100    23.8750          23.2500         23.5000
03-Jun-98       26,300    23.5000          23.1250         23.5000
30-Sep-97        9,500    23.5000          22.8750         23.5000
25-Sep-97       10,100    23.5000          23.0000         23.5000
22-Aug-97       79,500    23.9375          23.1250         23.5000
14-Jul-97      136,200    23.7500          23.2500         23.5000
30-May-97       13,800    23.5000          23.0000         23.5000
29-May-97       19,700    23.5000          22.7500         23.5000
01-Apr-97        6,500    23.5000          23.0000         23.5000       11,119,700                      0.870618
19-Jun-98       59,400    23.7500          22.9375         23.5625
08-May-98       52,300    23.6250          22.7500         23.5625
07-Oct-97        9,500    24.0000          23.3750         23.5625
17-Jul-97       52,300    23.7500          23.1250         23.5625
02-Jun-97       22,700    23.6250          23.0000         23.5938
08-Jul-98      111,500    24.0000          23.0000         23.6250
29-May-98       39,800    23.6250          23.2500         23.6250
15-May-98       53,400    23.8750          23.5000         23.6250
13-Oct-97        9,700    23.6250          23.1250         23.6250
02-Oct-97        1,300    23.6250          23.1250         23.6250
22-Sep-97        6,200    23.6250          23.0000         23.6250
11-Aug-97      167,200    24.8750          23.3750         23.6250
13-Jul-98       11,200    24.2500          23.5000         23.6875
23-Jun-98      105,800    23.6875          23.0000         23.6875
27-May-98       19,300    23.7500          23.0000         23.6875
20-May-98       16,300    24.0000          23.5625         23.6875
25-Jun-98      145,200    25.0000          23.7500         23.7500
26-May-98       70,900    24.6250          23.7500         23.7500
06-Oct-97        8,600    23.8750          23.1250         23.7500
15-Sep-97       11,000    23.8125          23.7500         23.7500
21-Aug-97       51,200    24.0000          23.7500         23.7500
09-Jul-97       56,700    24.0000          23.2500         23.7500
10-Jan-97      251,400    24.5000          21.5000         23.7500
18-May-98       70,600    23.8750          23.5000         23.7813
14-May-98      105,800    24.2500          23.5000         23.8125
19-May-98       14,400    23.8750          23.6250         23.8438
07-Jul-98      146,300    24.0000          23.7500         23.8750
02-Jul-98      152,200    24.3750          23.7500         23.8750
11-Sep-97       21,500    24.1250          23.8750         23.8750
16-Jul-97      224,100    23.8750          22.6875         23.8750
24-Jun-98      118,400    24.0000          23.2500         23.9375
10-Jun-98       26,700    24.5000          23.6250         23.9375
18-Sep-97      153,300    25.0000          23.3750         23.9375
12-Sep-97        6,900    24.1250          23.7500         23.9375
06-Jul-98       67,300    24.1250          23.5000         24.0000
01-Jul-98       64,300    24.3125          23.8750         24.0000
11-Jun-98       11,900    24.1250          23.7500         24.0000
11-May-98      181,000    24.5000          23.0000         24.0000
10-Sep-97       13,300    24.7500          24.0000         24.0000
27-Aug-97       15,500    24.5000          24.0000         24.0000
20-Aug-97       38,400    24.2500          23.8750         24.0000
19-Aug-97       34,200    24.5000          23.7500         24.0000
15-Aug-97       22,700    24.2500          23.6250         24.0000
08-Jul-97      181,500    24.0000          20.8750         24.0000
29-Jan-97       30,800    24.7500          24.0000         24.0000
28-Jan-97       44,100    24.5000          23.7500         24.0000
27-Jan-97      151,000    25.0000          23.7500         24.0000
03-Jan-97      172,900    24.2500          21.5000         24.0000
13-Dec-96      288,900    25.2500          22.0000         24.0000
30-Jun-98      158,300    24.5000          23.1250         24.0313
16-Jun-98       35,400    24.2500          23.1250         24.0625
21-May-98       45,100    24.2500          23.5000         24.0625
10-Jul-98       50,700    24.2500          23.5000         24.1250
13-May-98      122,000    24.5000          23.6250         24.1250
12-May-98      129,400    24.2500          23.6875         24.1250
26-Sep-97       24,900    24.1250          23.0000         24.1250
14-Jul-98       65,600    24.3750          23.6875         24.1875
15-Jul-98       26,500    24.5000          24.2500         24.2500
08-Jun-98       17,500    24.4375          24.0000         24.2500
22-May-98       53,800    24.2500          23.8125         24.2500
26-Aug-97       29,800    24.5000          24.0000         24.2500
25-Aug-97       60,400    24.5000          23.3750         24.2500
18-Aug-97       40,600    24.2500          23.7500         24.2500
14-Aug-97       62,800    24.2500          23.1875         24.2500
09-Jun-98       62,700    24.3750          23.3750         24.3750
08-Sep-97       12,300    25.0000          24.3750         24.3750
28-Aug-97        9,800    24.5000          24.0000         24.3750
05-Sep-97        9,100    25.0000          24.5000         24.5000
04-Sep-97       10,900    25.0000          24.5000         24.5000
07-Aug-97      304,500    24.5000          22.3750         24.5000
03-Jun-97       64,600    25.0000          23.5625         24.5000
05-Jun-98       68,500    25.0000          24.2500         24.6250
08-Aug-97       85,100    25.0000          23.7500         24.6250
24-Jan-97       53,900    25.5000          24.6250         24.6250
16-Jul-98       70,000    25.0000          24.0000         24.7500
02-Sep-97       22,600    24.8750          24.0000         24.7500
29-Aug-97       27,500    24.7500          23.8750         24.7500
27-Mar-97       65,000    25.2500          24.0000         24.7500
24-Mar-97       52,700    25.7500          24.3750         24.7500
30-Jan-97      104,100    25.0000          23.7500         24.7500
23-Jan-97       34,100    25.7500          24.7500         24.7500
09-Sep-97       16,000    25.0000          24.3750         24.9844
04-Jun-98       63,100    25.0000          23.3750         25.0000
17-Sep-97       18,300    25.5000          24.7500         25.0000
16-Sep-97       93,200    25.3750          23.6250         25.0000
03-Sep-97       15,000    25.0000          24.3750         25.0000
25-Mar-97       27,500    25.1250          24.3750         25.0000
22-Jan-97      111,600    25.7500          24.7500         25.0000
15-Jan-97      173,900    25.5000          23.0000         25.2500
19-Feb-97       21,700    26.2500          25.5000         25.5000
11-Feb-97       35,000    26.2500          25.2500         25.5000
31-Jan-97      137,000    26.3750          24.2500         25.5000
21-Jan-97       42,800    26.2500          25.5000         25.5000
20-Jan-97       75,200    27.2500          25.1250         25.5000
26-Mar-97       34,400    25.6250          24.2500         25.6250
13-Feb-97       93,700    26.1250          25.2500         25.6250
21-Mar-97       37,600    26.7500          25.7500         25.7500
21-Feb-97       32,800    26.7500          25.7500         25.7500
18-Feb-97       12,500    26.0000          25.5000         26.0000
04-Feb-97       32,900    27.5000          26.0000         26.0000
03-Mar-97        7,200    26.1250          25.6250         26.0625
28-Feb-97       40,800    26.5000          25.7500         26.1250
26-Feb-97       27,500    26.6250          26.1250         26.1250
25-Feb-97       41,000    26.5000          26.1250         26.1250
24-Feb-97       39,000    26.6250          25.7500         26.1250
14-Feb-97       19,300    26.1250          25.5000         26.1250
12-Feb-97       32,600    26.1250          25.2500         26.1250
10-Feb-97       16,500    27.0000          26.0000         26.2500
04-Mar-97       42,400    27.0000          25.5000         26.3750
20-Mar-97       37,700    26.7500          26.2500         26.5000
05-Mar-97      120,200    28.0000          26.2500         26.5000
07-Feb-97      105,100    28.5000          26.3750         26.5000        7,274,600                      0.973055
20-Feb-97      111,900    27.0000          25.2500         26.6250
18-Mar-97       33,000    27.2500          26.7500         26.7500
06-Mar-97       88,500    28.0000          26.5000         26.7500
11-Mar-97       80,000    28.5000          26.7500         26.8750
19-Mar-97      110,300    27.0000          26.5000         27.0000
17-Mar-97       52,400    27.6250          26.7500         27.0000
13-Mar-97       21,500    27.5000          26.7500         27.0000
07-Mar-97       27,000    27.5000          26.7500         27.0000
27-Feb-97       36,700    27.0000          26.1250         27.0000
12-Mar-97       49,700    28.0000          26.7500         27.1250
14-Mar-97       57,700    28.1250          26.7500         27.2500
03-Feb-97      175,500    27.5000          24.7500         27.2500
17-Jan-97      251,600    29.2500          27.0000         27.7500
06-Feb-97       99,700    29.0000          27.8750         27.8750
10-Mar-97       76,900    28.5000          26.8750         28.0000
05-Feb-97      201,400    28.5000          26.2500         28.2500
16-Jan-97      439,700    29.2500          25.5000         29.1250        1,913,500                      1

            71,015,300



                                                      WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN CORPORATION                       BACKGROUND OF THE PROPOSED TRANSACTION
--------------------------------------------------------------------------------
TRANSACTION RATIONALE


* MARKET FORCES MAKE MYCOGEN STRATEGICALLY IMPORTANT TO DOW

  * The intellectual property positions of agricultural biotechnology businesses are well-established, possibly foreclosing the opportunity for new entrants or greenfield initiatives

  * Imminent success of first generation biotech products for corn and soy will likely trigger high valuations, making future collaborations with agrochemical companies far more expensive

  * "Gene stacking" creates an urgency for agchem companies to find their biotech partner quickly or risk being rendered obsolete by super seeds that have performance characteristics that complement products of competitors

  * Dow has been slower than rivals Monsanto, DuPont and AgrEvo in acquiring the technology it needs to compete in the promising market for genetically engineered crops

  * The heightened pace of alliances between agchem and biotech companies (DuPont-Pioneer, American Home Products-Monsanto-Dekalb) makes it imperative for Dow to strengthen its biotech capabilities

* MYCOGEN OFFERS DOW AN UNIQUE OPPORTUNITY

  * Entry into the broader life science market

  * High value-added biotech traits with freedom to operate

  * Access to transformation technology

  * Access to Ahlquist and Demeter technologies

  * A credible seed platform

    - Access to more than 20% of North American farm operations

    - Modern production facilities with state of the art business systems

    - Strong positions in Argentina and Brazil provide an opportunity to bundle traits and more effectively compete with Monsanto



                                                      WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN                                      BACKGROUND OF PROPOSED TRANSACTION
-------------------------------------------------------------------------------
BAR CHART OF 1997 AGRICULTURAL CROP PROTECTION SALES OF LEADING COMPANIES
  (IN $MM)

                   Growth       Op. Marg.     Total
                     %              %           $
Monsanto + AHP       N/A          N/A          5,245

Novartis            20.7         19.9          4,198 (A)

Monsanto            22.3         23.8          3,126 (B)

Zeneca              (3.1)        13.7          2,674 (C)

DUPONT               1.9         18.8          2,518 (D)

Hoechst             11.8          7.7          2,347 (E)
(AgrEvo)

Bayer               10.6         16.6          2,264

Rhone-Poulenc       12.0         13.5          2,200

American             6.6         20.3          2,119
Home Products

BASF(4)             42.9         14.6          1,875 (F)

Dow Agrosciences    11.0          NA           1,613 (G)

FMC                  1.5          6.2            628

Rohm & Haas         (2.3)         8.2            502


---------------

(A)  May-97   Merck - Crop Protection               Value    $910*

(B)  July-98  Plant Breeding Intl. Cambridge        Value    $523*
     May-98   Dekalb Genetics (60%)                 Value  $2,400*
              Delta Pine and Land (95%)             Value  $1,850*
     Apr-98   GeneTrace plant genomics rights       Value   $17.2*
     Mar-98   Dekalb Genetics announces
              consideration of sale -- Monsanto,
              Novartis, and others considering bids Value      --
     Nov-97   Sementes Agroceres                    Value      NA
     Apr-97   Calgene (Rest of Stake)               Value    $240*
     Feb-97   Asgrow Agronomics                     Value    $240*
     Jan-97   Holden's Foundation Seeds,            Value  $1,020*
              Corn States Hybrid Svc.,
              Corn States Int'l.
     Dec-96   Announces Chemical Spinoff            Value      NA
     Aug-96   Calgene (5.1% Stake)                  Value     $50*
     May-96   Agracetus Plant Sci.                  Value    $150*(1)
     Apr-96   Calgene (49.9% Stake)                 Value    $258*
     Mar-96   Dekalb Genetics (40% Stake)           Value    $152*
     Nov-95   Rights to Ecogen's gene technology    Value     $25*

(C)  Dec-97   Fungicide Business of ISK, Japan      Value    $500*
     Jun-97   Mogen International                   Value     $74*

(D)  Aug-97   Pioneer Hi-Bred Int'l (20% Stake)     Value  $1,700*
     Aug-97   Protein Tech Int'l (PDI)              Value  $1,500*
              (Ralston Purina Company)

(E)  Sep-97   Sunseed Company                       Value      --
     Sep-96   Plant Genetic Systems                 Value    $733*
     1996     PlantTec (20% initial investment)     Value      --

(F)  Feb-98   Research agreement with Fytochem      Value      NA
     Jan-97   Sandoz Corn Herbicides                Value    $778*

(G)  Apr-98   Buyout proposal for Mycogen           Value      --
     Apr-98   Research deal with BTG                Value      NA
     Mar-98   Dow ups stake in
              Mycogen to 69%
     Feb-98   Cereal Derived Functional
              Ingredients                           Value      NA
     Jan-98   Raises Mycogen stake to
              63%, along with transfer
              of 16.3% of Vernevil                  Value     $94*
     Dec-97   SemBioSys investment                  Value     $17*
     Dec-97   Garst Seed Co licensing                          NA
     Dec-97   Sentrachem and Sanachem               Value    $487*(2)
     May-97   Dow Elanco (40% Stake)                Value    $900*
     Dec-96   Mycogen (additional 4.5% Stake)       Value     $17*
     Jan-96   Mycogen (47% Stake)                   Value    $158*


* All Values in $MM


-------------------------
(1)  Includes $30MM cash and Monsanto's 100% ownership of Gargiolo L.P.
(2) Does not include $300MM in undistributed earnings to be paid to Lilly upon completion.
(3)  Less certain undisclosed liabilities.
(4) BASF operating income excludes $46 million in integration and inventory step-up costs.


                                                     WASSERSTEIN PERELLA & CO.
------------------------------------------------------------------------------

MYCOGEN                                     BACKGROUND OF PROPOSED TRANSACTION
------------------------------------------------------------------------------
DIAGRAM OF ALLIANCES AND TRANSACTIONS IN THE SEED INDUSTRY




--------------------------------------------------------------------------------
                           ALLIANCE RATIONALE
--------------------------------------------------------------------------------
* Genetic engineering & traditional agricultural seeds = value added benefits:
                                                        herbicide tolerance,
                                                        insecticide/fungal
                                                        resistance, trait (oil
                                                        or protein content) and
                                                        yield improvement
* Agchem companies need seed alliances for farmer relationships and germplasm-the delivery vehicle for modified genes
  - Monsanto paid ~14x sales for Holden's foundation seeds following an active auction
  - Dekalb Seeds was valued at over 8.2x LTM Sales following a strong cover bid from Novartis.
* Monsanto (Roundup-Ready) and AgrEvo (Liberty-Link) forecast gene modified ag products to account for ~1/3 their post 2000 sales.
--------------------------------------------------------------------------------


                                                     WASSERSTEIN PERELLA & CO.
------------------------------------------------------------------------------

MYCOGEN CORPORATION                      BACKGROUND OF THE PROPOSED TRANSACTION
-------------------------------------------------------------------------------
REVIEW OF PROCESS TO DATE

*  ON APRIL 30, 1998 DOW, THROUGH DOW AGROSCIENCES LLC ("DAS"), PROPOSED:

   * To amend the Exchange and Purchase Agreement executed on January 15, 1996 by Mycogen, Agrigenetics, Inc., DowElanco and United Agriseed, Inc.

   * To acquire for $20.50 per share all of the outstanding shares of Mycogen not already owned by Dow and its affiliates

* ON APRIL 30, 1998, MYCOGEN'S BOARD OF DIRECTORS APPOINTED A SPECIAL COMMITTEE OF INDEPENDENT DIRECTORS TO CONSIDER DOW'S PROPOSAL

* IN EARLY MAY, 1998, THE SPECIAL COMMITTEE RETAINED ALTHEIMER & GRAY AS ITS LEGAL ADVISOR

* DURING THE FIRST TWO WEEKS OF MAY 1998, THE SPECIAL COMMITTEE INTERVIEWED A NUMBER OF INVESTMENT BANKING FIRMS. ON MAY 26, 1998, THE COMPANY ANNOUNCED THAT WASSERSTEIN PERELLA & CO., INC. ("WP&CO.") HAD BEEN RETAINED AS FINANCIAL ADVISOR TO THE SPECIAL COMMITTEE

* ON MAY 27, 1998, MEMBERS OF WP&CO. AND ALTHEIMER & GRAY MET WITH MYCOGEN'S SENIOR MANAGEMENT AT THE COMPANY'S HEADQUARTERS IN SAN DIEGO, CA TO DISCUSS THE COMPANY'S OPERATIONS, BUSINESS STRATEGY, INTELLECTUAL
   PROPERTY PORTFOLIO, PATENT LITIGATION, DAS' INVESTMENT IN MYCOGEN AND OTHER DUE DILIGENCE ITEMS

* DURING THE WEEK OF JUNE 1, 1998, WP&CO. AND ALTHEIMER & GRAY CONDUCTED ADDITIONAL DUE DILIGENCE AND REVIEWED VARIOUS BUSINESS, FINANCIAL AND LEGAL MATERIALS PROVIDED BY THE COMPANY

* FROM JUNE 8 THROUGH JUNE 11, 1998, MEMBERS OF WP&CO. AND ALTHEIMER & GRAY CONDUCTED DETAILED DUE DILIGENCE AT THE COMPANY'S SAN DIEGO HEADQUARTERS, MEETING WITH MYCOGEN'S SENIOR MANAGEMENT, TECHNICAL AND INTELLECTUAL PROPERTY PERSONNEL, SENIOR MANAGEMENT OF THE COMPANY'S BUSINESS UNITS, AND INTELLECTUAL PROPERTY COUNSEL

* ON JUNE 10, 1998, WP&CO. SENT A LETTER TO DOW REQUESTING A DUE DILIGENCE MEETING WITH REPRESENTATIVES OF DOW AND DAS



                                                      WASSERSTEIN PERELLA & CO.
-------------------------------------------------------------------------------

MYCOGEN CORPORATION                      BACKGROUND OF THE PROPOSED TRANSACTION
-------------------------------------------------------------------------------
REVIEW OF PROCESS TO DATE (CONT'D)

* ON JUNE 11, 1998, THE HONORABLE CLAYTON YEUTTER WAS ELECTED TO MYCOGEN'S BOARD OF DIRECTORS AND DESIGNATED TO REPLACE DR. GEORGE KHACHATOURIANS ON THE SPECIAL COMMITTEE. DR. KHACHATOURIANS, WHO HAD PERFORMED CERTAIN CONSULTING SERVICES FOR DOW, VOLUNTARILY STEPPED DOWN FROM THE SPECIAL COMMITTEE TO AVOID ANY APPEARANCE OF A POTENTIAL CONFLICT OF INTEREST

* IN ADDITION TO FACE-TO-FACE MEETINGS, WP&CO. AND ALTHEIMER & GRAY HAVE CONDUCTED A NUMBER OF TELEPHONE CONVERSATIONS WITH THE COMPANY TO OBTAIN ADDITIONAL DUE DILIGENCE MATERIALS

* ON JUNE 22, 1998 DOW RESPONDED TO WP&CO.'S JUNE 10TH LETTER AND AGREED TO SCHEDULE A MEETING FOR JUNE 25, 1998 IN CHICAGO TO DISCUSS DUE DILIGENCE ITEMS

* ON JUNE 25, 1998, THE SPECIAL COMMITTEE AND MEMBERS OF WP&CO. AND ALTHEIMER & GRAY MET WITH REPRESENTATIVES OF DOW, DAS, SALOMON SMITH BARNEY AND MAYER, BROWN & PLATT TO GATHER ADDITIONAL INFORMATION REGARDING DOW'S PROPOSAL

* SINCE JUNE 25, 1998 THE SPECIAL COMMITTEE AND ITS FINANCIAL AND LEGAL ADVISORS HAVE CONDUCTED ADDITIONAL DUE DILIGENCE AND HAVE SCHEDULED A MEETING FOR JULY 22, 1998 WITH THE REPRESENTATIVES OF DOW, DAS, SALOMON SMITH BARNEY, AND MEYER, BROWN, & PLATT TO GATHER ADDITIONAL INFORMATION.



                                                      WASSERSTEIN PERELLA & CO.
-------------------------------------------------------------------------------

MYCOGEN CORPORATION
-------------------------------------------------------------------------------




                        -------------------------------


                              REVIEW OF MYCOGEN


                        -------------------------------




                                                     WASSERSTEIN PERELLA & CO.
------------------------------------------------------------------------------

MYCOGEN CORPORATION                                          REVIEW OF MYCOGEN
------------------------------------------------------------------------------
OVERVIEW

---------------------
BUSINESS DESCRIPTION    *  A DIVERSIFIED AGRIBUSINESS AND BIOTECHNOLOGY
---------------------      COMPANY THAT DEVELOPS AND MARKETS SEED FOR
                           IMPROVED CROP VARIETIES AND PROVIDES CROP
                           PROTECTION SERVICES

---------------------
BUSINESS SEGMENTS       *  SEED SEGMENT -- PRODUCES AND MARKETS SEED FOR
---------------------      MAJOR AGRICULTURAL CROPS AND USES BIOTECHNOLOGY
                           AND TRADITIONAL AND MARKER-ASSISTED BREEDING TO
                           DEVELOP CROP VARIETIES WITH GENETICALLY ENHANCED
                           PEST AND DISEASE RESISTANCE, IMPROVED VEGETABLE
                           OIL PROFILES AND OTHER VALUE-ADDED CHARACTERISTICS

                           * Mycogen Seeds ranks fourth in the U.S. in sales of seed corn, second in hybrid sunflower seed sales and is among the top five in soybean, sorghum and alfalfa sales

                           * Morgan Seeds ranks second in Argentina in seed corn sales and third in hybrid sunflower seed sales

                           * Dinamilho holds 4% of the Brazil's overall corn seed market, with a 10.2% share of Brazil's high-tech corn seed market

                        * CROP PROTECTION SEGMENT -- MANUFACTURES AND MARKETS ENVIRONMENTALLY COMPATIBLE SPRAY-ON BIOPESTICIDE PRODUCTS. ALSO OPERATES SOILSERV, INC., WHICH PROVIDES CROP PROTECTION SERVICES TO GROWERS OF HIGH-VALUE CROPS

                           * Biopesticide Products -- based on natural agents, such as proteins and fatty acid compounds, that have specific toxic activity on target pests. The Company's Bt-based biopesticides use the Company's proprietary Cellcap technology

                           * Soilserv -- monitors fields and uses customized equipment to apply pest control products primarily in the Salinas Valley, CA and Yuma, AZ regions

---------------------
ALLIANCES               *  VERNEUIL HOLDING, S.A. -- MYCOGEN HOLDS A 35% EQUITY
---------------------      STAKE IN VERNEUIL AND ENTERED AN AGREEMENT TO DEVELOP
                           OILSEED PRODUCTS AND INSECT RESISTANT CORN

                        * PIONEER HYBRID INTERNATIONAL -- 10-YEAR TECHNOLOGY COLLABORATION TO DEVELOP INSECT RESISTANT TRAITS FOR CORN, SOYBEAN, CANOLA, SUNFLOWER, SORGHUM AND WHEAT

                        * J.G. BOSWELL -- JOINT VENTURE TO DEVELOP PEST AND HERBICIDE RESISTANT COTTON

---------------------
HEADQUARTERS            *  SAN DIEGO, CA
---------------------

---------------------
OWNERSHIP               * DOW AGROSCIENCES, LLC -- 69%
---------------------


                                                     WASSERSTEIN PERELLA & CO.
------------------------------------------------------------------------------


MYCOGEN CORPORATION                                                                                             REVIEW OF MYCOGEN
---------------------------------------------------------------------------------------------------------------------------------
MYCOGEN CORP. BEFORE ADJUSTMENTS - FINANCIAL SUMMARY ($MM)(1)

---------------------------------------------------------------------------------------------------------------------------------
                                 1995        1996        1997        REC Q        PAST Q        LTM        1998(2)       1999(2)
FY 8/31                       8/31/95     8/31/96     8/31/97      5/31/98                  5/31/98        8/31/98       8/31/99
---------------------------------------------------------------------------------------------------------------------------------
Sales                          $113.2      $155.6      $211.0       $184.3        $177.2     $218.1         $234.5         $247.5
Less: Cost of Sales              67.0        93.5       126.9        112.4         106.9      132.4             NA             NA
                                 ----        ----       -----        -----         -----      -----         ------         ------
Gross Margin                     46.3        62.1        84.1         71.9          70.4       85.7             NA             NA
Less: S, G & A Expense           61.8       112.2       118.7        108.8          76.2      151.3             NA             NA
                                 ----        ----       -----        -----         -----      -----         ------         ------
EBIT                           (15.5)      (50.1)      (34.5)       (36.8)         (5.8)     (65.6)         (12.5)            0.0
Less: Interest Exp.             (0.9)       (2.4)         1.6          1.9           0.6        2.8            1.5            1.5
Less: Other Exp. (Inc.)         (0.2)       (0.7)         0.0          0.0           0.0        0.0            0.0            0.0
                                 ----        ----       -----        -----         -----      -----         ------         ------
EBT                            (14.4)      (47.1)      (36.1)       (38.7)         (6.5)     (68.4)         (14.0)          (1.5)
Less: Income Tax Exp.             0.0         0.0         1.5        (0.9)           0.5        0.1            0.0            0.0
Less: Pref. Div. & Min. Int.      1.5         0.6         0.0          0.0           0.0        0.0            0.0            0.0
                                 ----        ----       -----        -----         -----      -----         ------         ------
Net Income                     (15.9)      (47.6)      (37.7)       (37.8)         (7.0)     (68.5)         (14.0)          (1.5)
----------------------------------------------------------------------------------------------------------------------------------

EBIT                          ($15.5)     ($50.1)     ($34.5)      ($36.8)        ($5.8)    ($65.6)        ($12.5)           $0.0
Plus: Dep. & Amort.               9.0         9.1        10.0          5.7           4.1       11.6           12.5           13.2
                                 ----        ----       -----        -----         -----      -----         ------         ------
EBITDA                          (6.5)      (41.1)      (24.5)       (31.2)         (1.8)     (53.9)          (0.0)           13.2
Less: Capital Exp.                6.6        13.9        35.7         14.2          13.8       36.0           38.8           40.9
                                 ----        ----       -----        -----         -----      -----         ------         ------
Free Cash Flow                 (13.1)      (55.0)      (60.2)       (45.3)        (15.5)     (90.0)         (38.8)         (27.7)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                              MARGINS
----------------------------------------------------------------------------------------------------------------------------------
GROSS MARGIN                     40.9%       39.9%       39.9%                                 39.3%            NA             NA
EBITDA                           -5.8%      -26.4%      -11.6%                                -24.7%            NM            5.3%
EBIT                            -13.7%      -32.2%      -16.4%                                -30.1%          -5.3%           0.0%
NET INCOME                      -14.1%      -30.6%      -17.9%                                -31.4%          -6.0%          -0.6%
FREE CASH FLOW                  -11.6%      -35.3%      -28.5%                                -41.3%         -16.5%         -11.2%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                               RATIOS
----------------------------------------------------------------------------------------------------------------------------------
Book Value                          -      $181.2      $157.2       $210.2            NA     $210.2         $199.7         $198.2
RET. ON BOOK EQUITY (ROE)           -     -26.3%      -24.0%                                -32.6%         -7.0%          -0.8%
Total Book Assets                   -      227.5       239.7        292.8             NA     292.8             NA             NA
RET. ON BOOK ASSETS (ROA)           -     -21.6%      -15.3%                                -22.8%             NA             NA
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
                         MARKET CAPITALIZATION
------------------------------------------------------------------------------
Stock Price (7/16/98)                                                  $24.75
   52-WEEK HIGH/LOW:   $25.50/$15.88
Shares Outstanding - MYCO                                               36.11
                                                                       ------
PRE-DILUTED EQUITY MARKET VALUE                                        $893.7
------------------------------------------------------------------------------

Pre-Diluted Equity Market Value                                        $893.7
Options Outstanding                                       4.4
Average Strike Price                                   $12.03
                                                       ------
Options Value                                            56.4
Plus: Other Options/Warrants Value                        0.0
Total Value of Options/Warrants                                          56.4
                                                                       ------
EQUITY MARKET VALUE                                                    $950.1
Plus: Debt (3)                                          $16.4
Plus: Preferred Stock                                     0.0
Plus: Post Ret. and Postemp. Benefits or Min. Int.        0.0
Less: Cash & Equivalents                                  2.7
                                                       ------
Net Debt                                                                 13.7
                                                                       ------
ADJUSTED MARKET VALUE                                                  $963.8
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                           MARKET TRADING MULTIPLES
------------------------------------------------------------------------------
                        Adjusted Market Value as       |     Market Value as
                            a multiple of:             |     a multiple of:
                 Sales     EBITDA      EBIT      FCE   |   Net Inc.   Book Val.
                 -----     ------      ----      ---   |   --------   ---------
                                                       |
LTM               4.4x       NM         NM        NM   |      NM        4.5x
1998              4.1x       NM         NM        NM   |      NM        4.8x
1999              3.9x       NM         NM        NM   |      NM        4.8x
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                     LTM CAPITALIZATION AND CREDIT RATIOS
------------------------------------------------------------------------------
                                 DEBT COVERAGE
       EBITDA/Int.         EBIT/Int.          FCF/Int.        Debt/EBITDA
       -----------         ---------          --------        -----------
          NM                  NM                 NM                NM
------------------------------------------------------------------------------
                                 CAPITALIZATION
                Book Ratios                           Market Ratios
               D/E   D/(D+E)                          D/E   D/(D+E)
               ---   -------                          ---   -------
               7.8%   7.2%                            1.7%   1.7%
------------------------------------------------------------------------------





---------------------------
FOOTNOTES
---------------------------
(1) LTM operating data are based on press release for LTM ended 5/31/98. LTM balance sheet data are based on 2/28/98 balance sheet
(2) Next fiscal year results are based upon Furman Selz research report as of 3/13/98
(3) Book value of debt assumed to approximate market value


                                                                                                        WASSERSTEIN PERELLA & CO.
---------------------------------------------------------------------------------------------------------------------------------

MYCOGEN CORPORATION                                                                                               REVIEW OF MYCOGEN
-----------------------------------------------------------------------------------------------------------------------------------
MYCOGEN CORP. AFTER ADJUSTMENTS - FINANCIAL SUMMARY ($MM) (1)

                                     1995          1996        1997       REC Q       PAST Q          LTM       1998(2)     1999(2)
FY 8/31                           8/31/95       8/31/96     8/31/97     5/31/98                   5/31/98       8/31/98     8/31/99
-----------------------------------------------------------------------------------------------------------------------------------
SALES                              $113.2        $155.6      $211.0      $184.3       $177.2       $218.1        $234.5      $247.3

Less: Cost of Sales                  67.0          93.5       126.9       112.4        106.9        132.4            NA          NA
                                   ------        ------      ------      ------       ------       ------        ------      ------
Gross Margin                         46.3          62.1        84.1        71.9         70.4         85.7            NA          NA
Less: S, G & A Expense (4)(5)        61.8          84.6        86.9        69.8         61.9         94.8            NA          NA
                                   ------        ------      ------      ------       ------       ------        ------      ------
EBIT                               (15.5)        (22.6)       (2.8)         2.2          8.4        (9.1)         (1.5)         0.0
Less: Interest Exp.                 (0.9)         (2.4)         1.6         1.9          0.6          2.8           1.5         1.5
Less: Other Exp. (Inc.)             (0.2)         (0.7)         0.0         0.0          0.0          0.0           0.0         0.0
                                   ------        ------      ------      ------       ------       ------        ------      ------
EBT                                (14.4)        (19.5)       (4.4)         0.3          7.8       (11.9)         (3.0)       (1.5)
Less: Income Tax Exp.                 0.0           0.0        13.6        13.9          5.9         21.6           0.0         0.0
Less: Pref. Div. & Min. Int.          1.5           0.6         0.0         0.0          0.0          0.0           0.0         0.0
                                   ------        ------      ------      ------       ------       ------        ------      ------
NET INCOME (4)(5)                  (15.9)        (20.0)      (18.0)      (13.6)          1.9       (33.4)         (3.0)       (1.5)
-----------------------------------------------------------------------------------------------------------------------------------

EBIT                              ($15.5)       ($22.6)      ($2.8)        $2.2         $8.4       ($9.1)        ($1.5)        $0.0
Plus: Dep. & Amort.                   9.0           9.1        10.0         5.7          4.1         11.6          12.5        13.2
                                   ------        ------      ------      ------       ------       ------        ------      ------
EBITDA                              (6.5)        (13.5)         7.2         7.8         12.5          2.5          11.0        13.2
Less: Capital Exp.                    6.6          13.9        35.7        14.2         13.8         36.0          38.8        40.9
                                   ------        ------      ------      ------       ------       ------        ------      ------
FREE CASH FLOW                     (13.1)        (27.4)      (28.5)       (6.3)        (1.3)       (33.5)        (27.8)      (27.7)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        MARGINS
-----------------------------------------------------------------------------------------------------------------------------------
GROSS MARGIN                        40.9%         39.9%       39.9%                                 39.3%            NA          NA
EBITDA                              -5.8%         -8.7%        3.4%                                  1.2%          4.7%        5.3%
EBIT                               -13.7%        -14.5%       -1.3%                                 -4.2%         -0.6%        0.0%
NET INCOME                         -14.1%        -12.9%       -8.5%                                -15.3%         -1.3%       -0.6%
FREE CASH FLOW                     -11.6%        -17.6%      -13.5%                                -15.4%        -11.8%      -11.2%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                         RATIOS
-----------------------------------------------------------------------------------------------------------------------------------
Book Value                              -        $181.2     $157.2%      $210.2           NA       $210.2         $207.9     $206.4
RET. ON BOOK EQUITY (ROE)               -        -11.1%      -11.5%                                -15.9%          -1.4%      -0.7%
Total Book Assets                       -         227.5       239.7       292.8           NA        292.8             NA         NA
RET. ON BOOK ASSETS (ROA)               -         -9.5%       -7.1%                                -10.8%             NA         NA
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             MARKET CAPITALIZATION
-------------------------------------------------------------------------------
STOCK PRICE (7/16/98)                                                    $24.75

  52-WEEK HIGH/LOW:    $25.50/$15.88
Shares Outstanding - MYCO                                                 36.11
                                                                         ------
PRE-DILUTED EQUITY MARKET VALUE                                          $893.7
-------------------------------------------------------------------------------

Pre-Diluted Equity Market Value                                          $893.7
Options Outstanding                                    4.4
Average Strike Price                                $12.03
                                                    ------
Options Value                                         56.4
Plus: Other Options/Warrants Value                     0.0
Total Value of Options/Warrants                                            56.4
                                                                         ------
EQUITY MARKET VALUE                                                      $950.1
Plus: Debt (3)                                      $16.4
Plus: Preferred Stock                                 0.0
Plus: Post Ret. and Postemp. Benefits or Min. Int.    0.0
Less: Cash & Equivalents                              2.7
                                                    -----
Net Debt                                                                   13.7
                                                                         ------
ADJUSTED MARKET VALUE                                                    $963.8
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         MARKET TRADING MULTIPLES
-------------------------------------------------------------------------------
                        Adjusted Market Value as             Market Value as
                            a multiple of:                    a multiple of:
           SALES     EBITDA      EBIT       FCF           NET INC.    BOOK VAL.
           -----     ------      ----       ---           --------    ---------
LTM         4.4x       NM         NM        NM               NM         4.5x
1998        4.1x       NM         NM        NM               NM         4.6x
1999        3.9x       NM         NM        NM               NM         4.6x

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                    LTM CAPITALIZATION AND CREDIT RATIOS
-------------------------------------------------------------------------------
                               DEBT COVERAGE
   EBITDA/INT.            EBIT/INT.           FCF/INT.         DEBT/EBITDA
   -----------            ---------           --------         -----------
      0.9x                   NM                  NM                6.5x
-------------------------------------------------------------------------------
                               CAPITALIZATION
          BOOK RATIOS                               MARKET RATIOS
          D/E   D/(D+E)                             D/E     D/(D+E)
         ----   -------                             ---     -------
         7.8%    7.2%                               1.7%     1.7%
-------------------------------------------------------------------------------




----------------------------
FOOTNOTES
----------------------------

(1) LTM operating data are based on press release for LTM ended 5/31/98. LTM balance sheet data are based on 2/28/98 balance sheet
(2) Next fiscal year results are based upon Furman Selz research report as of 3/13/98
(3) Book value of debt assumed to approximate market value
(4) Excludes other charges of $27.6MM and $31.7MM (impairment of facilities and costs to exit those facilities, severance, patent litigation fees, acquired in-process technology and equity in net loss of investees) in 1996 and 1997, respectively (tax-effected at 38%)
(5) Excludes litigation expenses of $11.0MM projected by analysts in 1998E

                                                     WASSERSTEIN PERELLA & CO.
------------------------------------------------------------------------------

MYCOGEN CORPORATION                                          REVIEW OF MYCOGEN
------------------------------------------------------------------------------
INDEXED STOCK PRICE HISTORY SINCE 1996


Date               Mycogen   Dow Chemical   S&P 500   Russell 2000    Peer
----               -------   ------------   -------   ------------    ----
12/29/95           100.00    100.00         100.00       100.00       100.00
1/05/96             86.76    103.56         100.13        98.80        95.94
1/12/96             94.12    100.71          97.71        96.57        97.13
1/19/96             92.65     98.40          99.33        96.62        97.33
1/26/96             92.65    101.70         100.92        98.50        98.07
2/02/96             95.59    105.34         103.23       100.55       105.37
2/09/96            102.94    111.03         106.57       101.63       107.90
2/16/96            113.24    107.47         105.20       101.78       107.97
2/23/96            113.24    113.35         107.01       103.10       110.20
3/01/96            113.24    113.52         104.62       102.57       112.99
3/08/96            104.41    116.01         102.85       101.03       115.43
3/15/96            112.50    126.33         104.14       102.88       117.19
3/22/96            101.47    123.31         105.63       104.28       120.77
3/29/96            101.47    123.84         104.80       104.68       122.51
4/04/96            100.00    125.27         106.48       105.95       124.04
4/12/96             97.06    124.73         103.37       104.81       125.61
4/19/96            102.94    127.76         104.73       107.13       143.51
4/26/96            102.94    124.56         106.09       110.08       146.59
5/03/96             98.53    130.78         104.17       109.77       139.44
5/10/96            105.88    125.44         105.87       111.13       139.80
5/17/96            105.88    121.35         108.60       114.13       144.01
5/24/96            105.15    121.89         110.16       115.39       139.10
5/31/96            107.35    119.04         108.64       114.52       137.96
6/07/96            104.41    116.90         109.32       113.57       135.84
6/14/96            104.41    116.19         108.10       112.38       133.41
6/21/96            102.21    113.70         108.27       109.25       122.44
6/28/96             88.24    108.19         108.88       109.70       132.31
7/05/96             86.76    109.25         106.74       107.54       126.02
7/12/96             79.41    111.92         104.91       102.44       119.06
7/19/96             91.18    103.56         103.70       101.76       107.41
7/26/96             88.71    104.98         103.24        99.56       105.72
8/02/96             91.91    107.12         107.56       102.67       111.19
8/09/96             86.76    110.14         107.50       103.63       108.10
8/16/96            100.00    112.46         108.00       104.10       105.65
8/23/96             94.12    113.70         108.30       105.00       110.56
8/30/96             93.75    113.52         105.85       105.67       108.04
9/06/96             95.59    113.17         106.45       105.74       106.36
9/13/96             83.82    114.95         110.49       107.86       111.80
9/20/96             83.82    117.08         111.54       108.50       109.51
9/27/96             85.29    115.12         111.41       109.35       112.98
10/04/96            83.82    114.59         113.89       110.55       132.75
10/11/96            83.82    112.46         113.76       110.10       132.71
10/18/96            83.82    112.10         115.41       110.09       137.07
10/25/96            91.18    111.57         113.80       108.55       130.24
11/01/96            92.65    111.57         114.26       107.53       129.10
11/08/96            92.65    114.23         118.65       109.05       132.13
11/15/96           100.00    119.75         119.76       109.67       128.49
11/22/96            95.59    117.44         121.56       110.74       125.41
11/29/96            98.53    119.22         122.91       112.07       126.64
12/06/96           111.76    116.37         120.08       112.51       129.14
12/13/96           141.18    113.17         128.30       112.09       127.73
12/20/96           126.47    113.70         121.58       112.89       132.32
12/27/96           127.94    112.46         122.87       113.67       131.09
1/03/97            141.18    114.06         121.45       114.52       124.29
1/10/97            139.71    117.79         123.31       115.86       129.21
1/17/97            163.24    117.97         126.02       116.43       136.78
1/24/97            144.85    112.63         125.10       116.51       137.14
1/31/97            150.00    109.79         127.64       116.93       136.39
2/07/97            155.88    112.63         128.19       116.07       131.98
2/14/97            153.68    114.77         131.26       116.82       140.11
2/21/97            151.47    112.81         130.17       115.95       138.29
2/28/97            153.68    115.30         128.39       113.95       135.89
3/07/97            158.82    117.97         130.69       115.66       136.36
3/14/97            160.29    118.51         128.78       114.26       133.07
3/21/97            151.47    117.97         127.30       111.32       127.18
3/27/97            145.59    114.23         125.64       110.44       122.04
4/04/97            113.24    112.63         123.05       107.88       117.99
4/11/97            106.62    112.63         119.76       107.37       113.63
4/18/97            105.88    114.59         124.42       108.16       121.16
4/25/97            110.29    114.59         124.26       106.29       119.95
5/02/97            124.26    120.64         131.99       112.03       129.62
5/09/97            129.41    125.09         133.91       114.38       132.57
5/16/97            129.41    124.38         134.71       115.61       139.50
5/23/97            130.88    120.46         137.52       118.89       147.39
5/30/97            138.24    118.68         137.72       120.51       146.79
6/06/97            133.82    120.11         139.30       122.52       150.55
6/13/97            133.82    126.69         145.03       124.08       154.09
6/20/97            117.65    125.80         145.91       124.57       166.68
6/27/98            112.50    125.36         144.06       124.23       169.65
7/03/97            129.41    125.27         148.87       125.38       169.41
7/11/97            137.50    128.91         148.83       127.31       173.01
7/18/97            135.29    128.02         148.60       128.46       170.47
7/25/97            133.09    128.02         152.42       129.30       175.23
8/01/97            130.15    133.90         153.77       131.09       178.40
8/08/97            144.85    132.56         151.57       131.09       195.38
8/15/97            141.18    130.96         146.25       129.31       188.34
8/22/97            138.24    127.85         149.94       131.57       190.51
8/29/97            145.59    125.98         146.03       134.01       188.11
9/05/97            144.12    122.86         150.84       137.05       185.99
9/12/97            140.81    126.25         150.00       139.28       185.01
9/19/97            136.40    131.49         154.32       141.52       194.22
9/26/97            141.91    128.74         153.46       142.06       186.61
10/03/97           136.76    132.38         156.68       145.43       195.80
10/10/97           136.03    128.65         157.00       147.18       213.86
10/17/97           134.93    128.11         153.29       142.19       205.02
10/24/97           122.06    131.05         152.88       141.64       205.02
10/31/97           125.00    129.00         148.49       137.12       199.15
11/07/97           122.06    128.38         150.59       137.74       197.27
11/14/97           117.28    131.94         150.72       135.59       202.64
11/21/97           116.91    140.30         156.36       137.69       208.25
11/28/97           114.71    140.57         155.12       136.06       204.61
12/05/97           116.91    143.42         159.72       138.64       208.73
12/12/97           116.18    138.79         154.79       133.76       216.80
12/19/97           112.50    137.54         153.72       132.93       233.41
12/26/97           108.82    140.93         152.04       133.40       236.39
1/02/98            112.50    143.42         158.30       138.15       238.63
1/09/98            112.50    132.74         150.62       130.69       234.51
1/16/98            127.94    130.16         156.11       134.90       237.30
1/23/98            111.03    127.67         155.47       134.45       231.59
1/30/98            121.32    128.11         159.15       136.10       233.17
2/06/98             97.79    132.38         164.38       140.99       231.29
2/13/98            121.32    127.49         165.62       143.78       233.84
2/20/98            117.65    127.76         167.91       143.68       239.18
2/27/98            100.00    130.25         170.37       146.16       253.30
3/06/98            110.29    129.89         171.40       146.76       274.53
3/13/98            108.82    130.52         173.50       148.36       300.36
3/20/98            119.12    137.90         178.46       150.09       299.39
3/27/98            107.35    135.50         177.85       151.01       286.42
4/03/98            107.35    134.16         182.28       153.75       289.14
4/09/98            107.35    137.54         180.32       151.93       281.63
4/17/98            111.76    141.46         182.28       154.13       275.38
4/24/98            117.65    139.41         179.87       152.01       272.16
5/01/98            134.19    140.04         182.00       153.48       293.81
5/08/98            138.60    139.50         179.91       151.75       307.46
5/15/98            138.97    139.15         180.01       149.52       294.36
5/22/98            142.65    139.59         180.29       146.53       290.90
5/29/98            138.97    137.90         177.10       144.51       291.63
6/05/98            144.85    142.26         180.84       143.76       315.28
6/12/98            133.82    138.52         178.40       139.76       309.82
6/19/98            138.60    135.23         178.70       138.77       330.38
6/26/98            136.76    137.19         183.98       142.50       319.47
7/02/98            140.44    137.63         186.13       145.05       313.28
7/10/98            141.91    135.94         189.04       145.09       295.63

------------------------
(1) Includes Pioneer Hi-Bred, Delta & Pine Land and Agribiotech


                                                     WASSERSTEIN PERELLA & CO.
------------------------------------------------------------------------------

MYCOGEN CORPORATION                                            REVIEW OF MYCOGEN
--------------------------------------------------------------------------------
INDEXED PRICE HISTORY FOR LAST FIVE YEARS


This graph illustrates the relative monthly stock performance of Mycogen compared to the stock performance of the Dow Chemical Company and the S&P 500 over the period 7/93 through 3/98.



Date               Mycogen          Dow Chemical                     S&P 500

 7/93              100.00              100.00                        100.00
 8/93              103.92               97.92                        103.44
 9/93              100.00               97.50                        102.41
10/93               88.24               92.50                        104.40
11/93               80.39               96.88                        103.05
12/93               80.39               94.58                        104.09
 1/94               91.18              105.83                        107.47
 2/94               86.27              106.04                        104.24
 3/94               72.55              100.21                         99.47
 4/94               88.24              104.58                        100.62
 5/94               82.35              113.75                        101.87
 6/94               84.31              108.96                         99.14
 7/94               78.43              115.21                        102.26
 8/94               82.35              125.21                        106.11
 9/94               78.43              130.42                        103.25
10/94               78.43              122.50                        105.40
11/94               78.43              106.67                        101.24
12/94               65.69              112.08                        102.49
 1/95               89.22              103.96                        104.97
 2/95               72.55              111.67                        108.76
 3/95               76.47              122.08                        111.73
 4/95               72.55              115.42                        114.86
 5/95               65.69              122.08                        119.03
 6/95               64.71              119.79                        121.56
 7/95               67.65              123.54                        125.42
 8/95               80.39              123.33                        125.38
 9/95              107.84              124.17                        130.41
10/95              104.90              114.38                        129.76
11/95              102.94              118.13                        135.09
12/95              133.33              117.08                        137.44
 1/96              127.45              124.17                        141.93
 2/96              152.94              133.75                        142.91
 3/96              135.29              145.00                        144.04
 4/96              135.29              148.13                        145.98
 5/96              143.14              139.38                        149.31
 6/96              117.65              126.67                        149.65
 7/96              120.59              123.75                        142.80
 8/96              125.00              132.92                        145.49
 9/96              111.76              133.75                        153.37
10/96              125.49              129.58                        157.38
11/96              131.37              139.58                        168.93
12/96              168.63              130.63                        165.30
 1/97              200.00              128.54                        175.43
 2/97              204.90              135.00                        176.47
 3/97              182.35              133.13                        168.95
 4/97              142.16              141.04                        178.82
 5/97              184.31              138.96                        189.29
 6/97              153.92              144.79                        197.52
 7/97              175.98              158.33                        212.95
 8/97              194.12              147.50                        200.72
 9/97              184.31              151.15                        211.39
10/97              166.67              151.04                        204.10
11/97              152.94              164.58                        213.20
12/97              147.06              169.17                        216.55
 1/98              161.76              150.00                        218.75
 2/98              133.33              152.50                        234.16
 3/98              142.65              162.08                        245.85
 4/98              160.78              161.15                        248.09
 5/98              185.29              161.46                        243.42
 6/98              188.48              161.15                        253.02










                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN CORPORATION                                            REVIEW OF MYCOGEN
--------------------------------------------------------------------------------
STOCK PRICE AND VOLUME HISTORY FOR LAST TWO YEARS

Security Price History

MYCOGEN CORP COM      25-Sep-98
MYCO          62845210     NASDAQ
U.S. Dollar

Date             Volume           Close

21-Jun-96        991,400           17.3750
28-Jun-96        355,300           15.0000
05-Jul-96        180,100           14.7500
12-Jul-96        190,400           13.5000
19-Jul-96        213,900           15.5000
26-Jul-96        206,600           15.2500
02-Aug-96        154,800           15.6250
09-Aug-96         97,700           14.7500
16-Aug-96        426,100           17.0000
23-Aug-96        133,800           16.0000
30-Aug-96        133,500           15.9375
06-Sep-96        106,900           16.2500
13-Sep-96        170,100           14.2500
20-Sep-96        272,900           14.2500
27-Sep-96        316,300           14.5000
04-Oct-96         99,100           14.2500
11-Oct-96        363,300           14.2500
18-Oct-96        176,300           14.2500
25-Oct-96        369,400           15.5000
01-Nov-96        237,000           15.7500
08-Nov-96         51,300           15.7500
15-Nov-96        355,000           17.0000
22-Nov-96        501,500           16.2500
29-Nov-96        127,600           16.7500
06-Dec-96        356,300           19.0000
13-Dec-96      1,619,200           24.0000
20-Dec-96        967,400           21.5000
27-Dec-96         78,500           21.7500
03-Jan-97        294,400           24.0000
10-Jan-97        475,900           23.7500
17-Jan-97      1,027,100           27.7500
24-Jan-97        317,600           24.6250
31-Jan-97        467,000           25.5000
07-Feb-97        614,600           26.5000
14-Feb-97        197,100           26.1250
21-Feb-97        178,900           25.7500
28-Feb-97        185,000           26.1250
07-Mar-97        285,300           27.0000
14-Mar-97        285,800           27.2500
21-Mar-97        271,000           25.7500
27-Mar-97        179,600           24.7500
04-Apr-97        358,900           19.2500
11-Apr-97        844,400           18.1250
18-Apr-97        327,700           18.0000
25-Apr-97        113,400           18.7500
02-May-97        201,500           21.1250
09-May-97        521,000           22.0000
16-May-97        122,300           22.0000
23-May-97        120,600           22.2500
30-May-97        263,800           23.5000
06-Jun-97        247,100           22.7500
13-Jun-97        583,800           22.7500
20-Jun-97        197,100           20.0000
27-Jun-97        108,200           19.1250
03-Jul-97        133,300           22.0000
11-Jul-97        556,500           23.3750
18-Jul-97        510,800           23.0000
25-Jul-97        523,900           22.6250
01-Aug-97        236,600           22.1250
08-Aug-97        424,800           24.6250
15-Aug-97        460,100           24.0000
22-Aug-97        243,900           23.5000
29-Aug-97        143,000           24.7500
05-Sep-97         57,600           24.5000
12-Sep-97         70,000           23.9375
19-Sep-97        310,000           23.1875
26-Sep-97         91,100           24.1250
03-Oct-97         71,300           23.2500
10-Oct-97         39,000           23.1250
17-Oct-97        108,600           22.9375
24-Oct-97        392,000           20.7500
31-Oct-97        158,000           21.2500
07-Nov-97        113,600           20.7500
14-Nov-97         77,200           19.9375
21-Nov-97         67,800           19.8750
28-Nov-97         94,400           19.5000
05-Dec-97        121,700           19.8750
12-Dec-97        131,400           19.7500
19-Dec-97        108,000           19.1250
26-Dec-97         31,100           18.5000
02-Jan-98         80,400           19.1250
09-Jan-98        135,100           19.1250
16-Jan-98        186,100           21.7500
23-Jan-98        160,100           18.8750
30-Jan-98        101,400           20.6250
06-Feb-98        466,400           16.6250
13-Feb-98        718,700           20.6250
20-Feb-98        555,600           20.0000
27-Feb-98        528,800           17.0000
06-Mar-98        465,300           18.7500
13-Mar-98        158,700           18.5000
20-Mar-98        244,200           20.2500
27-Mar-98        322,600           18.2500
03-Apr-98        282,800           18.2500
09-Apr-98        188,200           18.2500
17-Apr-98        419,700           19.0000
24-Apr-98        224,300           20.0000
01-May-98        708,800           22.8125
08-May-98        979,100           23.5625
15-May-98        591,600           23.6250
22-May-98        200,200           24.2500
29-May-98        185,700           23.6250
05-Jun-98        225,800           24.6250
12-Jun-98        325,600           22.7500
19-Jun-98        648,800           23.5625
22-Jun-98        131,900           23.3750


                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN CORPORATION                                           REVIEW OF MYCOGEN
-------------------------------------------------------------------------------
SHAREHOLDER PROFILE
$ IN MILLIONS, SHARES IN THOUSANDS)

                                                     MARKET VALUE
                                         SHARES      AS OF 7/16/98     % HELD
                                        --------     -------------    ---------
5% OWNERS
---------
  Dow AgroSciences                      24,917.0         $616.7        61.5%(1)
  State of Wisconsin Investment Board    1,800.5           44.6         4.4%
                                        --------       --------       ------
 TOTAL                                  26,717.5         $661.3        65.9%

OFFICERS, DIRECTORS AND EMPLOYEES
---------------------------------
  Officers                               1,668.6          $41.3         4.1%(2)
  Outside Directors (excl. Dow
    AgroSciences directors)                 22.5            0.6         0.1%(3)
  Other (incl. Employees)                5,433.2          134.5        13.4%(4)
                                        --------       --------       ------
  TOTAL                                  7,124.3         $176.3        17.6%

INSTITUTIONS
------------
  Primecap Management Company            1,736.0          $43.0         4.3%
  Capital Research & Management Co.      1,700.0          $42.1         4.2%
  College Retirement Equities Fund
   (TIAA-CREF)                             379.1           $9.4         0.9%
  Barclays Global Advisors                 309.9           $7.7         0.8%
  Dimensional Fund Advisors                224.5            5.6         0.6%
  U.S. Trust Co.                           147.0            3.6         0.4%
  Texas Teachers' Retirement System        125.0            3.1         0.3%
  Kentucky Employees Retirement System     111.0            2.7         0.3%
  Tirschwell & Loewy, Inc.                 104.0            2.6         0.3%
  Ohio State Teacher's Retirement          101.0            2.5         0.2%
  Vanguard Group                           101.0            2.5         0.2%
  Other                                    833.2           20.6         2.1%
                                        --------       --------       ------
TOTAL                                    5,871.6         $145.3        14.5%

TOTAL INSTITUTIONS, INSIDERS AND
   BENEFICIAL HOLDERS                   39,713.4         $982.9        97.9%
     Other Shareholders                    831.9           20.6         2.1%
                                        --------       --------       ------
CURRENT TOTAL SHARES OUTSTANDING        40,545.3       $1,003.5       100.0%(5)
                                        --------       --------       ------
                                        --------       --------       ------

------------------------
Sources: CDA Spectrum dated 6/22/98, proxy dated 1/8/98, public filings and management
(1) Includes 150,834 options outstanding
(2) Includes 1,512,834 options outstanding
(3) Includes 22,500 options outstanding
(4) Includes 1,948,983 options outstanding
(5) Includes 4,435,990 options outstanding

                                                      WASSERSTEIN PERELLA & CO.
-------------------------------------------------------------------------------

MYCOGEN CORPORATION
--------------------------------------------------------------------------------





                     --------------------------------------


                                REVIEW OF DOW


                     --------------------------------------






                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN CORPORATION                                                REVIEW OF DOW
--------------------------------------------------------------------------------
OVERVIEW

----------------------
BUSINESS DESCRIPTION    * THE DOW CHEMICAL COMPANY IS A DIVERSIFIED,
----------------------    WORLDWIDE MANUFACTURER AND SUPPLIER OF CHEMICALS,
                          PLASTICS AND AGRICULTURAL PRODUCTS

----------------------
DOW AGROSCIENCES        * A WHOLLY-OWNED SUBSIDIARY OF THE DOW CHEMICAL
----------------------    COMPANY THAT PRODUCES AGRICULTURAL PRODUCTS, SUCH
                          AS BROADSTRIKE HERBICIDES AND DURSBAN AND LORSBAN
                          INSECTICIDES, USED IN CROP PROTECTION AND INDUSTRIAL
                          PEST CONTROL

                          * Created in 1997 after Dow acquired Eli Lilly and
                            Company's 40% share in DowElanco, which was then renamed Dow AgroSciences. The purchase price of $900 million was approximately 1.13x sales

                          * Recent product launches include Tracer and Success
                            insect control products in the U.S. and Fortress fungicide in Europe

                          * Will incorporate the agricultural products
                            business of Sanachem through Dow's acquisition of Sentrachem in late 1997. Sanachem is the world's third largest manufacturer of generic crop protection and pest control products with approximately $200 million in annual sales

----------------------
FACILITIES              * OPERATES 114 MANUFACTURING SITES IN 33 COUNTRIES
----------------------

----------------------
HEADQUARTERS            * MIDLAND, MICHIGAN
----------------------

----------------------
STATE OF INCORPORATION  * DELAWARE
----------------------


                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN CORPORATION                                                                                             REVIEW OF DOW
-----------------------------------------------------------------------------------------------------------------------------
THE DOW CHEMICAL CO. - FINANCIAL SUMMARY ($MM)

-----------------------------------------------------------------------------------------------------------------------------
                                    1995         1996          1997           REC Q         PAST Q          LTM       NFY(1)
FY 12/31                        12/31/95     12/31/96      12/31/97         3/31/98                     3/31/98     12/31/98
-----------------------------------------------------------------------------------------------------------------------------
SALES                           $20,200.0   $20,053.0     $20,018.0        $4,829.0       $4,992.0    $19,855.0    $18,899.0
Less: Cost of Sales              13,337.0    14,108.0      14,679.0         3,691.0        3,615.0     14,755.0     13,059.0
                                ---------   ---------     ---------        --------       --------    ---------    ---------
Gross Margin                      6,863.0     5,945.0       5,339.0         1,138.0        1,377.0      5,100.0      5,840.0
Less: S, G & A Expense            2,972.0     2,858.0       2,613.0           582.0          612.0      2,583.0      3,700.0
                                ---------   ---------     ---------        --------       --------    ---------    ---------
EBIT                              3,891.0     3,087.0       2,726.0           556.0          765.0      2,517.0      2,140.0
Less: Interest Exp.                 145.0       208.0         277.0            64.0          (39.0)       380.0        480.0
Less: Other Exp. (Inc.)             217.0      (409.0)       (499.0)            0.0            0.0       (499.0)      (468.0)
                                ---------   ---------     ---------        --------       --------    ---------    ---------
EBT                               3,529.0     3,288.0       2,948.0           492.0          804.0      2,636.0      2,128.0
Less: Income Tax Exp.             1,442.0     1,187.0       1,041.0           172.4          289.0        924.4        776.0
Less: Pref. Div. & Min. Int.        203.0       201.0         105.0             3.0           63.0         45.0          9.0
                                ---------   ---------     ---------        --------       --------    ---------    ---------
NET INCOME (3)                    1,884.0     1,900.0       1,802.0           316.6          452.0      1,666.6      1,343.0
----------------------------------------------------------------------------------------------------------------------------
EBIT                             $3,891.0    $3,087.0      $2,726.0          $556.0         $765.0     $2,517.0     $2,140.0
Plus: Dep & Amor.                 1,442.0     1,298.0       1,287.0           287.0          320.0      1,254.0      1,185.0
                                ---------   ---------     ---------        --------       --------    ---------    ---------
EBITDA                            5,333.0     4,385.0       4,013.0           843.0        1,085.0      3,771.0      3,325.0
Less: Capital Exp.                1,417.0     1,344.0       1,198.0           301.0          245.0      1,254.0      1,650.0
                                ---------   ---------     ---------        --------       --------    ---------    ---------
FREE CASH FLOW                    3,916.0     3,041.0       2,815.0           542.0          840.0      2,517.0      1,675.0
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                            MARGINS
----------------------------------------------------------------------------------------------------------------------------
GROSS MARGIN                        34.0%       29.6%         26.7%                                       25.7%        30.9%
EBITDA                              26.4%       21.9%         20.0%                                       19.0%        17.6%
EBIT                                19.3%       15.4%         13.6%                                       12.7%        11.3%
NET INCOME                           9.3%        9.5%          9.0%                                        8.4%         7.1%
FREE CASH FLOW                      19.4%       15.2%         14.1%                                       12.7%         8.9%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                             RATIOS
----------------------------------------------------------------------------------------------------------------------------
Book Value                              -    $7,954.0      $7,626.0        $7,806.0             NA     $7,806.0     $7,960.0
RET. ON BOOK EQUITY (ROE)               -      23.9%         23.6%                                       21.4%        16.9%
Total Book Assets                       -    24,673.0      24,040.0        23,524.0             NA     23,524.0     24,311.0
RET. ON BOOK ASSETS (ROA)               -       8.2%          8.2%                                        8.1%         6.7%
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                             MARKET CAPITALIZATION
-------------------------------------------------------------------------------
STOCK PRICE (7/16/98)                                                    $95.81

  52-WEEK HIGH/LOW:    $102.63/$84.75
Shares Outstanding - DOW                                                 225.12
                                                                         ------
PRE-DILUTED EQUITY MARKET VALUE                                       $21,569.6
-------------------------------------------------------------------------------

Pre-Diluted Equity Market Value                                       $21,569.6
Options Exercisable                                       8.7
Average Strike Price                                   $63.84
                                                       ------
Options Value                                           276.6
Plus: Other Options/Warrants Value                       25.0
Total Value of Options/Warrants                                           301.6
                                                                          -----
EQUITY MARKET VALUE                                                   $21,871.3
Plus: Debt (2)                                       $5,621.0
Plus: Preferred Stock                                   120.0
Plus: Post Ret. and Postemp. Benefits or Min. Int.    2,259.0
Less: Cash & Equivalents                                537.0
                                                        -----
Net Debt                                                                7,463.0
                                                                        -------
ADJUSTED MARKET VALUE                                                 $29,334.3
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         MARKET TRADING MULTIPLES
-------------------------------------------------------------------------------
                        Adjusted Market Value as             Market Value as
                            a multiple of:                    a multiple of:
           SALES     EBITDA      EBIT       FCF           NET INC.    BOOK VAL.
           -----     ------      ----       ---           --------    ---------
LTM         1.5x     7.8x        11.7x      11.7x           13.1x       2.8x
NFY         1.6x     8.8x        13.7x      17.5x           16.3x       2.7x
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                    LTM CAPITALIZATION AND CREDIT RATIOS
-------------------------------------------------------------------------------
                               DEBT COVERAGE
   EBITDA/Int.            EBIT/Int.           FCF/Int.         Debt/EBITDA
   -----------            ---------           --------         -----------
      9.9%                   6.6x               6.6x               1.5x
-------------------------------------------------------------------------------
                               CAPITALIZATION
           BOOK RATIOS                                MARKET RATIOS
          D/E      D/(D+E)                           D/E      D/(D+E)
         ----      ------                            ---      ------
         72.0%     41.9%                             25.7%    20.4%
-------------------------------------------------------------------------------




----------------------------
FOOTNOTES
----------------------------
(1) Next fiscal year results are based upon Morgan Stanley Dean Witter research report as of 4/29/98
(2) Book value of debt assumed to approximate market value
(3) Excludes after-tax income from discontinued operations of $187.0MM in 1995, pre-tax non-recurring charges of $668MM and one-time sale of $816MM in 1998 (tax-effected at 40%)


                                                     WASSERSTEIN PERELLA & CO.
------------------------------------------------------------------------------

MYCOGEN CORPORATION
------------------------------------------------------------------------------






                       PRELIMINARY VALUATION
                            ANALYSIS





                                                     WASSERSTEIN PERELLA & CO.
------------------------------------------------------------------------------

MYCOGEN CORPORATION
--------------------------------------------------------------------------------



                               REVIEW OF ANALYST

                                  PERSPECTIVES




                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN CORPORATION                               REVIEW OF ANALYST PERSPECTIVES
--------------------------------------------------------------------------------
REVIEW OF ANALYST RESEARCH REPORTS

-------------------------------------------------------------------------------------------------------------------
                                                             UNADJUSTED              ADJUSTED (EXCLUDES LITIGATION)
                                                             ----------              ------------------------------
                                                         1998E          1999E        1998E        1999E
ANALYST/COMPANY NAME         DATE     RECOMMENDATION     EARNINGS       EARNINGS     EARNINGS     EARNINGS
--------------------         ----     --------------     --------       --------     --------     --------
Timothy Ramey               5/12/98   Buy                NA             NA           NA           NA
Maria Wimmer
DEUTSCHE MORGAN GRENFELL
-------------------------------------------------------------------------------------------------------------------
Jeff Cianci                 5/4/98    Neutral            $(0.40)        $0.10        NA           NA
Jeffrey Peck
BEAR, STEARNS & CO
-------------------------------------------------------------------------------------------------------------------
Timothy Ramey               4/15/98   Buy                $(0.75)        $0.10        $(0.19)      $0.65
Maria Wimmer
DEUTSCHE MORGAN GRENFELL
-------------------------------------------------------------------------------------------------------------------
FIRST CALL                  3/24/98   NA                 $(0.39)        $0.04        NA           NA
-------------------------------------------------------------------------------------------------------------------
Mark Wiltamuth              3/13/98   Hold               $(0.40)        $(0.04)      $(0.09)      $0.15
FURMAN SELZ
-------------------------------------------------------------------------------------------------------------------
George Dahlman              2/4/98    Neutral            $(0.46)        NA           NA           NA
PIPER JAFFRAY
-------------------------------------------------------------------------------------------------------------------
BIOSCIENCE SECURITIES, INC. 2/4/98    Hold               NA             NA           $(0.10)      $0.23
-------------------------------------------------------------------------------------------------------------------
Gilbert Yang                1/21/98   Market Performer   $(0.20)        $0.15        NA           NA
J.P. MORGAN
-------------------------------------------------------------------------------------------------------------------
Gilbert Yang                10/24/97  Market Performer   $(0.21)        $0.13        $0.18        $0.45
J.P. MORGAN
-------------------------------------------------------------------------------------------------------------------
Timothy Ramey               7/11/97   Buy                $(0.25)        NA           $0.06        $1.86
Maria Wimmer
DEUTSCHE MORGAN GRENFELL
-------------------------------------------------------------------------------------------------------------------
James Wilbur                5/30/97   Neutral            $0.05          $0.42        $0.38        $0.59
SMITH BARNEY
-------------------------------------------------------------------------------------------------------------------


                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN CORPORATION                 VALUATION: REVIEW OF ANALYST PERSPECTIVES
-----------------------------------------------------------------------------
EQUITY ANALYST PERSPECTIVE


Six Analyst recommendations:     2 buy, 4 hold

Wide range of forecasts:                 FY 1998    FY 1999
                                         -------    -------
                                 HI      ($0.39)     $0.15
                                 MEAN     (0.51)      0.06
                                 LO       (0.75)     (0.04)

Negative E.P.S. momentum:        YTD 5 downward revisions, 1 UPWARD REVISION

General Issues:

               *  Outlook for conventional seed business

               *  Bt dependency

               *  Diffuse nature of R & D program



                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN CORPORATION                 VALUATION: REVIEW OF ANALYST PERSPECTIVES
-----------------------------------------------------------------------------
OUTLOOK FOR CONVENTIONAL SEED BUSINESS


"...[MYCOGEN'S SEED BUSINESS] SMALL SIZE IS A DETRIMENT,... HIGH SEED DISCARD AND OBSOLESCENCE CHARGES AND A HIGHER COST BASE... WE BELIEVE INCREASING THE SIZE OF THE MYCOGEN SEED EFFORT IS KEY... HOWEVER... WE QUESTION WHETHER THE COMPANY WILL BE ABLE TO FIND SEED OPERATORS OF SUFFICIENT SIZE AND QUALITY."

                                   FURMAN SELZ, MARCH 13, 1998


WP&Co. Observations:

     *  Mycogen, over the past three years has increased its presence on the
        N. American corn farmers fields by nearly four-fold.

     * Mycogen is uniquely positioned to pursue the opportunities to build a franchise in the large and growing Latin American market for major row crops. Further, while the size and scope of Mycogen's breeding programs are much smaller than largest germplasm suppliers, less overlap within Mycogen product lines allows keeping a closer relationship of proprietary lines to competition. Mycogen'network of 11 breeding stations provides adequate diversity of yield, maturity and disease resistance characteristics.

     * Side-by-side comparisons of Mycogen hybrids show per acre yields approaching leading competitors.

     * Program appears effective, but subject to execution risk of producing adequate seed inventory within time, cost and quality constraints. Too early to judge efficiency of winter nursery exchange between US/Europe and PR/ S. America. Investments in new equipment (combines, tractors, dryers) and software (SAP/R3) enhance probability of success.



                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN CORPORATION                 VALUATION: REVIEW OF ANALYST PERSPECTIVES
-----------------------------------------------------------------------------
Bt DEPENDENCY


"...THE RAPIDLY GROWING ACREAGE OF CORN, COTTON AND POTATOES THAT ARE GENETICALLY ENGINEERED TO PRODUCE Bt... HIGHLIGHTS FEARS ABOUT EMERGING INSECT RESISTANCE. GENETICALLY ENGINEERED Bt CROPS PROVIDE EXPOSURE TO THE TOXINS THROUGHOUT THE GROWING SEASON, LEADING TO SELECTION PRESSURES THAT MIGHT ENABLE ONLY RESISTANT PESTS TO SURVIVE."
                                             SCIENTIFIC AMERICAN, May 1998


WP&Co. Observations:

     * Mycogen first company to recognize insect-specific bioactivity of Bt's. Portfolio of -50 Bt genes equal to next four competitors combined.

     * Array of Bt's provides access to multiple products for specific pest/crop situations. Pest specific products may change the threshold for insect control and justify significant increases in treated acreage.

     * Cross resistance unlikely since Bt protein structurally diverse; unique 3D configurations form very specific associations with cellular constituents.

     * Rotation between different Bt's remove selection pressure for resistant pest; fitness requirement restores susceptibility. Toxin cycling "evergreens" product line.

     * Bt toxins have been characterized by Mycogen researchers as having specific activity against a wide range of coleopteran, lepidopteran, and even nematode pests making the Bt technology valuable against a broad host of crop applications

     * Near to medium term competition to Bt's looks problematic since these proteins are well characterized with a good understanding of the functional genetics and expression. By comparison, novel toxins face an 8-10 year regulatory and scientific timeline for commercialization.



                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN CORPORATION                 VALUATION: REVIEW OF ANALYST PERSPECTIVES
-----------------------------------------------------------------------------
Bt DEPENDENCY (CONTINUED)


     * Program appears logical and defensible, but suffers from execution risk: Manpower commitments for developing novel transgenics are quite modest at both Pioneer and at Mycogen and there appears to be little effort underway to stack Bt genes in multiple trait products: Mycogen currently markets a single Bt cultivar and no second generation Bt product is projected to be available prior to 2001.

     * While emphasizing the development of Bt-based plant products, Mycogen has created a sizable array of promoters, expression systems, and experience relevant to expression of any transgene in plants. This competency in regulating exogenous gene expression would be valuable to any other research program as it nears commercialization (e.g. Ahlquist Technology). Clearly, it is of value of any competitor desiring to shorten time to market of its own products as illustrated by Monsanto's repeated requests to gain access to Mycogen's proprietary Ub-1 promoter.



                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN CORPORATION                 VALUATION: REVIEW OF ANALYST PERSPECTIVES
-----------------------------------------------------------------------------
DIFFUSE NATURE OF R & D PROGRAM


Mycogen has significant commitments to six distinct R & D efforts:

                    Input traits             Oral immunity

                    Output traits            Ahlquist technology

                    Disease resistance       fermentation


WP&Co. Observations:

     * Large multinationals with enormous financial resources have generally prioritized around a single program:

               Monsanto/input

               DuPont/output

               Zeneca/disease resistance

     * Agbiotech competition may rapidly transition from critical mass to scale, isolating Mycogen's modest efforts.

     * Technological developments may leapfrog Mycogen's position and render its intellectual property obsolescent. Genechip systems, combinatorial chemistry and high throughput screening have already proven their utility in human drug development. These technologies can likely be adapted for agbiotech applications:

        -  Use DNA microarrays for "directed evolution"

        - Use retroviral vectors to immortalize insect gut cells as the basis for a high volume assay.



                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN CORPORATION
-----------------------------------------------------------------------------







                         -----------------------------------


                              VALUATION: DISCOUNTED CASH

                                  FLOW ANALYSIS (DCF)


                         -----------------------------------







                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN
VALUATION: DCF ANALYSIS

BUSINESS FINANCIAL PROJECTION METHODOLOGY


     10-YEAR PROJECTIONS                           DETAILED BASIS
                                           -----------------------------------
Target Crop Acreage                        * Includes demographic factors and
            X                                regional analysis by crop
                                           * Shifting planting patterns
                                           -----------------------------------
Market Penetration of Genetically          * Adoption value of Bt and output
Modified Seeds                               modified seed
            X                              * Presence on farmers fields
                                           -----------------------------------
Market Share of Mycogen Product            * Preferred penetration in existing
            X                                base
                                           * Access to partners with large share
                                             of new markets
                                           -----------------------------------
Mycogen Product Selling Price              * Value capture based on improved
            =                                productivity and competitive
Mycogen Product Sales Projections            advantage
            -                              -----------------------------------
Fixed and Variable Costs and Taxes         * Costs reflect minimal additional
            +                                COGs and SGA for traits above
                                             those for conventional seed
                                           * R&D investment accelerated to
                                             ensure success timing of products
                                           -----------------------------------
Cash Flow Impact (-W.I.-CapEx + Dep.)      * Based on current inventory and
            =                                accounts payable/receivable trends
Mycogen Product Free Cash Flow             * Additional plant expenditure is
                                             depending on sales levels and
                                             existing capacity
                                           -----------------------------------
                 |
                 |
                 V
--------------------------------------
     VALUATION METHODOLOGY
--------------------------------------


                                                      WASSERSTEIN PERELLA & CO.
-------------------------------------------------------------------------------

MYCOGEN                                                VALUATION: DCF ANALYSIS
------------------------------------------------------------------------------
BAR CHART OF VALUATION METHODOLOGY


--------------
TERMINAL VALUE:
EBIT MULTIPLES
--------------

6X - 12X
11% - 14%

-Lower risk established or
 growing businesses
-Includes Soil Serv,
 Biopesticides, AC Humko,
 and VMO
-Conventional seed
 businesses merit higher
 discount rates due to
 executional risks
-Suitable for established
 or mature businesses

-------------
DISCOUNT RATE
-------------

20% - 24%

-Developing
 Bt/Herbicide-resistance
 businesses based on new
 products and established
 but rapidly improving
 technology

25% - 30%

-Higher-risk output trait
 improvement business
-Lower growth rate reflects
 early stages in
 commercialization of new
 technology

31% - 50%

-New relatively untested
 technology-based products.
 Large growth potential
 offset by high risk
-Risk-adjusted cost-of-capital

-----------------
TERMINAL VALUE:
FREE CASH GROWTH
-----------------

8% - 10%

-Developing
 Bt/Herbicide-resistance
 businesses based on new
 products and established
 but rapidly improving
 technology

1% - 2.5%

-Higher-risk output trait
 improvement business
-Lower growth rate reflects
 early stages in
 commercialization of new
 technology

25% - 28%

-New relatively untested
 technology-based products.
 Large growth potential
 offset by high risk


-Suitable for growing businesses in take-off phase

                                                      WASSERSTEIN PERELLA & CO.
-------------------------------------------------------------------------------

MYCOGEN                            VALUATION: DCF ANALYSIS--BRAZIL MODEL EXAMPLE
--------------------------------------------------------------------------------
BRAZIL CORN INCOME STATEMENT AND NET ASSETS PROJECTIONS ($MM)

                                      1998     1999     2000    2001      2002      2003      2004      2005      2006      2007
                                     -----    -----    -----    -----    ------    ------    ------    ------    ------    ------
Total Operating Revenue              $52.8    $65.7    $79.6    $94.6    $104.9    $113.4    $128.4    $156.5    $173.1    $190.3
    Cost of Goods Sold                26.4     32.8     39.6     47.0      52.0      56.1      63.4      77.2      85.2      93.5
                                     -----    -----    -----    -----    ------    ------    ------    ------    ------    ------
GROSS PROFIT                          26.4     32.9     39.9     47.6      52.8      57.3      65.0      79.4      87.9      96.8

  Research & Development               3.2      4.6      6.4      8.5      10.5      11.3      12.8      15.7      17.3      19.0
  Selling and Marketing                6.3      7.9      9.5     11.3      12.6      13.6      15.4      18.8      20.8      22.8
  General & Administrative             7.4      7.7      7.6      6.9       5.2       5.7       6.4       7.8       8.7       9.5
                                     -----    -----    -----    -----    ------    ------    ------    ------    ------    ------
                                      16.9     20.2     23.5     26.7      28.3      30.6      34.7      42.3      46.7      51.4
EBITDA                                 9.5     12.7     16.5     20.9      24.5      26.7      30.3      37.1      41.1      45.4
Depreciation                           1.1      1.3      1.6      1.9       2.1       2.3       2.6       3.1       3.5       3.8
Amortization                           0.4      0.4      0.4      0.4       0.4       0.4       0.4       0.4       0.4       0.4
                                     -----    -----    -----    -----    ------    ------    ------    ------    ------    ------
EBIT                                   8.0     11.0     14.5     18.6      22.0      24.0      27.3      33.6      37.3      41.2
    Contract and Other Revenue         -        -        -        -         -         -         -         -         -         -
                                     -----    -----    -----    -----    ------    ------    ------    ------    ------    ------
TOTAL OPERATING INCOME                $8.0    $11.0    $14.5    $18.6     $22.0     $24.0     $27.3     $33.6     $37.3     $41.2


NET ASSETS CALCULATION
----------------------
Accounts Receivable                   13.2     16.4     19.9     23.6      26.2      28.4      32.1      39.1      43.3      47.6
Inventories                           13.2     16.4     19.8     23.5      26.0      28.1      31.7      38.6      42.6      46.7
A/P & Accruals                        (4.4)    (5.4)    (6.5)    (7.8)     (8.6)     (9.3)    (10.5)    (12.7)    (14.1)    (15.4)
                                     -----    -----    -----    -----    ------    ------    ------    ------    ------    ------
NET WORKING CAPITAL                  $22.0    $27.4    $33.2    $39.4     $43.7     $47.2     $53.4     $65.0     $71.8     $78.9

PP & E                                21.0     24.0     27.0     30.0      33.0      34.0      38.0      44.0      47.0      51.0
Intangible Assets                      9.3      8.9      8.5      8.1       7.7       7.3       6.9       6.5       6.1       5.7
                                     -----    -----    -----    -----    ------    ------    ------    ------    ------    ------

NET ASSETS                           $52.3    $60.3    $68.6    $77.5     $84.3     $88.4     $98.2    $115.5    $124.9    $135.5

Total Operating Income                $8.0    $11.0    $14.5    $18.6     $22.0     $24.0     $27.3     $33.6     $37.3     $41.2
Less: Taxes Paid                      (2.7)    (3.6)    (4.8)    (6.1)     (7.3)     (7.9)     (9.0)    (11.1)    (12.3)    (13.6)
Plus: D&A                              1.5      1.7      2.0      2.3       2.5       2.7       3.0       3.5       3.9       4.2
Less: Capital Expenditure             (1.1)    (4.3)    (4.6)    (4.9)     (5.1)     (3.3)     (6.6)     (9.1)     (6.5)     (7.8)
Less: Increase in NWC                (22.0)    (5.3)    (5.8)    (6.2)     (4.3)     (3.5)     (6.2)    (11.6)     (6.8)     (7.1)
                                     -----    -----    -----    -----    ------    ------    ------    ------    ------    ------

UNLEVERED FREE CASH FLOW            ($16.3)   ($0.6)    $1.3     $3.6      $7.9     $12.0      $8.5      $5.2     $15.6     $16.9

                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN                            VALUATION: DCF ANALYSIS--BRAZIL MODEL EXAMPLE
--------------------------------------------------------------------------------
BRAZIL CORN FINANCIAL ASSUMPTIONS ($MM, EXCEPT PER UNIT PRICE AND UNITS
  IN (000s)

                                     1998     1999     2000     2001     2002      2003      2004      2005      2006      2007
                                    ------   ------   ------   ------   ------    ------    ------    ------    ------    ------
INCOME STATEMENT ASSUMPTIONS
----------------------------
Total Market in Hectares            12,000   12,500   13,000   13,500   14,000    14,200    14,400    14,600    14,800    15,000
Mycogen % of Market Share            11.0%    13.0%    15.0%    17.0%    18.0%     19.0%     21.0%     25.0%     27.0%     29.0%
                                    ------   ------   ------   ------   ------    ------    ------    ------    ------    ------
Mycogen Units                        1,320    1,625    1,950    2,295    2,520     2,698     3,024     3,650     3,996     4,350
Unit Selling Price                  $40.00   $40.40   $40.80   $41.21   $41.62    $42.04    $42.46    $42.89    $43.31    $43.75
Sales Growth                                  24.3%    21.2%    18.9%    10.9%      8.1%     13.2%     21.9%     10.6%     10.0%

Cost per Unit                       $20.00   $20.16   $20.32   $20.48   $20.65    $20.81    $20.98    $21.15    $21.32    $21.49
Royalties per Unit                   $0.00    $0.00    $0.00    $0.00    $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
                                    ------   ------   ------   ------   ------    ------    ------    ------    ------    ------
Total Cost per Unit                 $20.00   $20.16   $20.32   $20.48   $20.65    $20.81    $20.98    $21.15    $21.32    $21.49
COGS/Sales                           50.0%    49.9%    49.8%    49.7%    49.6%     49.5%     49.4%     49.3%     49.2%     49.1%
R&D/Sales                             6.0%     7.0%     8.0%     9.0%    10.0%     10.0%     10.0%     10.0%     10.0%     10.0%
Selling & Marketing/Sales            12.0%    12.0%    12.0%    12.0%    12.0%     12.0%     12.0%     12.0%     12.0%     12.0%
G&A/Sales                            14.0%    11.8%     9.5%     7.3%     5.0%      5.0%      5.0%      5.0%      5.0%      5.0%
Depreciation/Sales                    2.0%     2.0%     2.0%     2.0%     2.0%      2.0%      2.0%      2.0%      2.0%      2.0%
Tax Rate                             33.0%    33.0%    33.0%    33.0%    33.0%     33.0%     33.0%     33.0%     33.0%     33.0%

EBITDA/Sales                         18.0%    19.3%    20.7%    22.1%    23.4%     23.5%     23.6%     23.7%     23.8%     23.9%
EBIT/Sales                           15.2%    16.7%    18.2%    19.6%    21.0%     21.1%     21.3%     21.4%     21.5%     21.7%

BALANCE SHEET ASSUMPTIONS
-------------------------
Days Receivable                       90.0     90.0     90.0     90.0     90.0      90.0      90.0      90.0      90.0      90.0
Inventory Days                       180.0    180.0    180.0    180.0    180.0     180.0     180.0     180.0     180.0     180.0
Inventory Turns                       2.0x     2.0x     2.0x     2.0x     2.0x      2.0x      2.0x      2.0x      2.0x      2.0x
A/P & Accruals % of Inventory        33.0%    33.0%    33.0%    33.0%    33.0%     33.0%     33.0%     33.0%     33.0%     33.0%

Capital Expenditures                  $1.1     $4.3     $4.6     $4.9     $5.1      $3.3      $6.6      $9.1      $6.5      $7.8
Capital Expenditures as % of Net
  Sales                               2.0%     6.6%     5.8%     5.2%     4.9%      2.9%      5.1%      5.8%      3.7%      4.1%


                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN                           VALUATION: DCF ANALYSIS - BRAZIL MODEL EXAMPLE
--------------------------------------------------------------------------------
BRAZIL CORN DISCOUNTED CASH FLOW ANALYSIS

---------------                               ---------------------------------------------------
 DISCOUNT RATE                                  TERMINAL MULTIPLE OF YEAR 2007 OPERATING INCOME
---------------                               ---------------------------------------------------
                                                        8.0x        9.3x       10.7x       12.0x
                                                   ----------  ----------  ----------  ----------
          12.0%  PV of Free Cash Flow                 $ 15.8      $ 15.8      $ 15.8      $ 15.8
                 PV of Terminal Multiple               106.2       123.9       141.6       159.3
                                                   ----------  ----------  ----------  ----------
                 Enterprise Value                     $122.1      $139.8      $157.5      $175.2
                 Less: Net Debt                          0.0         0.0         0.0         0.0
                                                   ----------  ----------  ----------  ----------
                 EQUITY VALUE                         $122.1      $139.8      $157.5      $175.2
                 IMPLIED PERPETUITY GROWTH             6.5%        7.3%        7.8%        8.3%
                   % VALUE FROM TERMINAL MULT.        87.0%       88.7%       89.9%       91.0%


          13.0%  PV of Free Cash Flow                 $ 14.1      $ 14.1      $ 14.1      $ 14.1
                 PV of Terminal Multiple                97.2       113.4       129.6       145.8
                                                   ----------  ----------  ----------  ----------
                 Enterprise Value                     $111.3      $127.5      $143.7      $159.9
                 Less: Net Debt                          0.0         0.0         0.0         0.0
                                                   ----------  ----------  ----------  ----------
                 EQUITY VALUE                         $111.3      $127.5      $143.7      $159.9
                 IMPLIED PERPETUITY GROWTH             7.5%        8.2%        8.8%        9.3%
                   % VALUE FROM TERMINAL MULT.        87.3%       88.9%       90.2%       91.2%


          14.0%  PV of Free Cash Flow                 $ 12.5      $ 12.5      $ 12.5      $ 12.5
                 PV of Terminal Multiple                89.0       103.8       118.7       133.5
                                                   ----------  ----------  ----------  ----------
                 Enterprise Value                     $101.5      $116.3      $131.1      $146.0
                 Less: Net Debt                          0.0         0.0         0.0         0.0
                                                   ----------  ----------  ----------  ----------
                 EQUITY VALUE                         $101.5      $116.3      $131.1      $146.0
                 IMPLIED PERPETUITY GROWTH             8.4%        9.2%        9.8%       10.2%
                   % VALUE FROM TERMINAL MULT.        87.7%       89.3%       90.5%       91.5%


                                              ---------------------------------------------------
                                                 SELECTED EQUITY VALUE RANGE  $101     -    $175
                                              ---------------------------------------------------

                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN                           VALUATION: DCF ANALYSIS - BRAZIL MODEL EXAMPLE
--------------------------------------------------------------------------------
BRAZIL EARLY CORN TRAIT REVENUES AND EXPENSES ($MM, EXCEPT PER UNIT PRICE
AND UNITS IN 000S)

                                      1998     1999     2000     2001     2002     2003     2004     2005     2006     2007
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Corn Market Share                     1,320    1,625    1,950    2,295    2,520    2,698    3,024    3,650    3,996    4,350

HERBICIDE RESISTANCE (THIRD PARTY)
----------------------------------
Gross Price per Hectare              $ 0.00   $ 0.00   $ 0.00   $ 0.00   $ 5.00   $ 4.80   $ 4.60   $ 4.40   $ 4.20   $ 4.00
% Market Share Penetrated              0.0%     0.0%     0.0%     0.0%     5.0%    11.0%    18.0%    24.0%    30.0%    50.0%
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    Revenue                             0.0      0.0      0.0      0.0      0.6      1.4      2.5      3.9      5.0      8.7

SPODOPTERM (MYCOGEN)
--------------------
Gross Price per Hectare              $ 0.00   $ 0.00   $ 0.00   $ 0.00   $ 0.00   $21.00   $19.50   $18.00   $16.50   $15.00
% Market Share Penetrated              0.0%     0.0%     0.0%     0.0%     3.0%     5.0%    11.0%    18.0%    24.0%    30.0%
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    Revenue                             0.0      0.0      0.0      0.0      0.0      2.8      6.5     11.8     15.8     19.6

ELASMOPALPOST (MYCOGEN)
-----------------------
Gross Price per Hectare              $ 0.00   $ 0.00   $ 0.00   $ 0.00   $ 0.00   $ 0.00   $12.00   $10.67   $ 9.33   $ 8.00
% Market Share Penetrated              0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     5.0%    13.0%    22.0%    30.0%
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    Revenue                             0.0      0.0      0.0      0.0      0.0      0.0      1.8      5.1      8.2     10.4

DIABROTICA (MYCOGEN)
--------------------
Gross Price per Hectare              $ 0.00   $ 0.00   $ 0.00   $ 0.00   $ 0.00   $ 0.00   $ 0.00   $25.00   $24.50   $24.00
% Market Share Penetrated              0.0%     0.0%     0.0%     0.0%     0.0%    00.0%    00.0%     5.0%     8.0%    10.0%
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    Revenue                             0.0      0.0      0.0      0.0      0.0      0.0      0.0      4.6      7.8     10.4

HELICOVERPA (MYCOGEN)
---------------------
Gross Price per Hectare              $ 0.00   $ 0.00   $ 0.00   $ 0.00   $ 0.00   $ 0.00   $ 0.00   $ 0.00   $24.00   $24.00
% Market Share Penetrated              0.0%     0.0%     0.0%     0.0%     0.0%    00.0%    00.0%    00.0%     5.0%     5.0%
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    Revenue                             0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      4.8      5.2


MYCOGEN CORN TRAIT REV.              $  0.0   $  0.0   $  0.0   $  0.0   $  0.6   $  4.3   $ 10.8   $ 25.3   $ 41.7   $ 54.4
Corn Trait R&D Expenses                 0.6      1.3      1.7      2.3      2.1      2.3      2.3      2.5      4.2      5.4
    % of Corn Seeds Sales              1.1%     2.0%     2.2%     2.4%     2.0%     2.1%     1.8%     1.6%     2.4%     2.9%
Other R&D Expenses                      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total R&D Expenses                      0.6      1.3      1.7      2.3      2.1      2.3      2.3      2.5      4.2      5.4

    INCOME BEFORE TAX                $(0.6)   $(1.3)   $(1.7)   $(2.3)   $(1.5)   $  1.9   $  8.5   $ 22.8   $ 37.5   $ 48.9
    Tax @33.0%                          0.0      0.0      0.0      0.0      0.0    (0.6)    (2.8)    (7.5)   (12.4)   (16.1)
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    CASH FLOW                        $ (0.6)  $ (1.3)  $ (1.7)  $ (2.3)  $ (1.5)  $  1.3   $  5.7   $ 15.3   $ 25.1   $ 32.8
    NOL Carry                        $  0.2   $  0.4   $  0.6   $  0.8   $  0.5   $  0.0   $  0.0   $  0.0   $  0.0   $  0.0


                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN                         VALUATION: DCF ANALYSIS - BRAZIL MODEL EXAMPLE
------------------------------------------------------------------------------
BRAZIL CORN EARLY TRAITS DISCOUNTED CASH FLOW ANALYSIS

  DISCOUNT RATE                                                         YEAR 2007 CASH FLOW GROWTH RATE
-----------------                                            ------------------------------------------------------
                                                                     8.0%          8.7%          9.3%         10.0%
                                                             ------------  ------------  ------------  ------------
            20.0%  PV of Free Cash Flow                             $11.6         $11.6         $11.6         $11.6
                   PV of Terminal Multiple                           47.7          50.8          54.3          58.2
                                                             ------------  ------------  ------------  ------------
                   Enterprise Value                                 $59.3         $62.4         $65.9         $69.9
                   Less: Net Debt                                     0.0           0.0           0.0           0.0
                                                             ------------  ------------  ------------  ------------
                   EQUITY VALUE                                     $59.3         $62.4         $65.9         $69.9
                   IMPLIED PERPETUITY GROWTH                         8.0%          8.7%          9.3%         10.0%
                       % VALUE FROM TERMINAL MULT.                  80.4%         81.4%         82.4%         83.4%

            22.0%  PV of Free Cash Flow                              $9.7          $9.7          $9.7          $9.7
                   PV of Terminal Multiple                           34.6          36.6          38.7          41.1
                                                             ------------  ------------  ------------  ------------
                   Enterprise Value                                 $44.3         $46.3         $48.4         $50.8
                   Less: Net Debt                                     0.0           0.0           0.0           0.0
                                                             ------------  ------------  ------------  ------------
                   EQUITY VALUE                                     $44.3         $46.3         $48.4         $50.8
                   IMPLIED PERPETUITY GROWTH                         8.0%          8.7%          9.3%         10.0%
                       % VALUE FROM TERMINAL MULT.                  78.1%         79.0%         80.0%         80.9%

            24.0%  PV of Free Cash Flow                              $8.1          $8.1          $8.1          $8.1
                   PV of Terminal Multiple                           25.8          27.0          28.4          30.0
                                                             ------------  ------------  ------------  ------------
                   Enterprise Value                                 $33.8         $35.1         $36.5         $38.0
                   Less: Net Debt                                     0.0           0.0           0.0           0.0
                                                             ------------  ------------  ------------  ------------
                   EQUITY VALUE                                     $33.8         $35.1         $36.5         $38.0
                   IMPLIED PERPETUITY GROWTH                         8.0%          8.7%          9.3%         10.0%
                       % VALUE FROM TERMINAL MULT.                  76.1%         77.0%         77.9%         78.8%

                                                       ------------------------------------------------------------
                                                             SELECTED EQUITY VALUE RANGE    $34        -        $70
                                                       ------------------------------------------------------------


                                                     WASSERSTEIN PERELLA & CO.
------------------------------------------------------------------------------

MYCOGEN                         VALUATION: DCF ANALYSIS - BRAZIL MODEL EXAMPLE
------------------------------------------------------------------------------
BRAZIL SOYBEAN EARLY TRAITS REVENUES AND EXPENSES ($MM, EXCEPT PER UNIT PRICE AND UNITS IN 000s)

                             1998      1999      2000      2001      2002      2003      2004      2005      2006      2007
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Soybean Market (Hectares)     2,500     2,550     2,601     2,653     2,706     2,760     2,815     2,872     2,929     2,988
Mycogen Market Share          90.0%     90.0%     90.0%     90.0%     90.0%     90.0%     90.0%     90.0%     90.0%     90.0%
HERBICIDE RESISTANCE
  (THIRD PARTY)
Gross Price per Hectare       $0.00     $0.00     $0.00     $0.00     $0.00     $5.00     $4.75     $4.50     $4.25     $4.00
% Market Share Penetrated      0.0%      0.0%      0.0%      0.0%      0.0%      1.0%      2.0%      3.0%      4.0%      5.0%
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
    Revenue                     0.0       0.0       0.0       0.0       0.0       0.1       0.2       0.3       0.4       0.5

Bt CYST (MYCOGEN)
Gross Price per Hectare       $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00    $12.00    $12.00    $12.00
% of Market Share
  Penetrated                   0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      2.0%      4.0%      6.0%
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
    Revenue                     0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.7       1.4       2.2

MYCOGEN SOY. TRAIT REV.        $0.0      $0.0      $0.0      $0.0      $0.0      $0.1      $0.2      $1.0      $1.9      $2.7
Soy Trait R&D Expenses          0.0       0.8       1.0       1.0       1.2       0.6       0.6       0.0       0.0       0.0
    % of Soya Seeds Sales      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%
Other R&D Expenses              0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total R&D Expense               0.0       0.8       1.0       1.0       1.2       0.6       0.6       0.0       0.0       0.0

    INCOME BEFORE TAX        ($0.0)    ($0.8)    ($1.0)    ($1.0)    ($1.2)    ($0.5)    ($0.4)      $1.0      $1.9      $2.7
    Tax @ 33.0%                 0.0       0.0       0.0       0.0       0.0       0.0       0.0     (0.3)     (0.6)     (0.9)
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
    CASH FLOW                ($0.0)    ($0.8)    ($1.0)    ($1.0)    ($1.2)    ($0.5)    ($0.4)      $0.7      $1.2      $1.8
    NOL Carry                  $0.0      $0.3      $0.3      $0.3      $0.4      $0.2      $0.1      $0.0      $0.0      $0.0

  TOTAL EARLY TRAIT CF       ($0.6)    ($2.1)    ($2.7)    ($3.3)    ($2.7)      $0.8      $5.3     $16.0     $26.4     $34.6

                                                     WASSERSTEIN PERELLA & CO.
------------------------------------------------------------------------------

MYCOGEN                           VALUATION: DCF ANALYSIS - BRAZIL MODEL EXAMPLE
--------------------------------------------------------------------------------
BRAZIL SOYBEAN EARLY TRAITS DISCOUNTED CASH FLOW ANALYSIS

-----------------                                            ------------------------------------------------------
  DISCOUNT RATE                                                         YEAR 2007 CASH FLOW GROWTH RATE
-----------------                                            ------------------------------------------------------
                                                                     8.0%          8.7%          9.3%         10.0%
                                                             ------------  ------------  ------------  ------------
            20.0%  PV of Free Cash Flow                             ($1.7)        ($1.7)        ($1.7)        ($1.7)
                   PV of Terminal Multiple                            2.6           2.8           3.0           3.2
                                                             ------------  ------------  ------------  ------------
                   Enterprise Value                                  $0.9          $1.1          $1.3          $1.5
                   Less: Net Debt                                     0.0           0.0           0.0           0.0
                                                             ------------  ------------  ------------  ------------
                   EQUITY VALUE                                      $0.9          $1.1          $1.3          $1.5
                   IMPLIED PERPETUITY GROWTH                         8.0%          8.7%          9.3%         10.0%
                      % VALUE FROM TERMINAL MULT.                  289.5%        259.4%        235.2%        215.3%

            22.0%  PV of Free Cash Flow                             ($1.7)        ($1.7)        ($1.7)        ($1.7)
                   PV of Terminal Multiple                            1.9           2.0           2.1           2.3
                                                             ------------  ------------  ------------  ------------
                   Enterprise Value                                  $0.2          $0.3          $0.5          $0.6
                   Less: Net Debt                                     0.0           0.0           0.0           0.0
                                                             ------------  ------------  ------------  ------------
                   EQUITY VALUE                                      $0.2          $0.3          $0.5          $0.6
                   IMPLIED PERPETUITY GROWTH                         8.0%          8.7%          9.3%         10.0%
                      % VALUE FROM TERMINAL MULT.                  814.2%        589.2%        462.9%        382.0%

            24.0%  PV of Free Cash Flow                             ($1.6)        ($1.6)        ($1.6)        ($1.6)
                   PV of Terminal Multiple                            1.4           1.5           1.6           1.6
                                                             ------------  ------------  ------------  ------------
                   Enterprise Value                                 ($0.2)        ($0.1)        ($0.1)         $0.0
                   Less: Net Debt                                     0.0           0.0           0.0           0.0
                                                             ------------  ------------  ------------  ------------
                   EQUITY VALUE                                     ($0.2)        ($0.1)        ($0.1)         $0.0
                   IMPLIED PERPETUITY GROWTH                         8.0%          8.7%          9.3%         10.0%
                       % VALUE FROM TERMINAL MULT.                (689.2%)    (1,103.1%)    (2,712.0%)     6,151.5%

                                      -----------------------------------------------------
                                      SELECTED EQUITY VALUE RANGE   ($0)        -        $1
                                      -----------------------------------------------------

                                                     WASSERSTEIN PERELLA & CO.
------------------------------------------------------------------------------

MYCOGEN                           VALUATION: DCF ANALYSIS - BRAZIL MODEL EXAMPLE
--------------------------------------------------------------------------------
BRAZIL EARLY TRAIT DISCOUNTED CASH FLOW ANALYSIS

-----------------                                            ------------------------------------------------------
  DISCOUNT RATE                                                         YEAR 2007 CASH FLOW GROWTH RATE
-----------------                                            ------------------------------------------------------
                                                                     8.0%          8.7%          9.3%         10.0%
                                                             ------------  ------------  ------------  ------------
            20.0%  PV of Free Cash Flow                              $9.9          $9.9          $9.9          $9.9
                   PV of Terminal Multiple                           50.3          53.6          57.3          61.5
                                                             ------------  ------------  ------------  ------------
                   Enterprise Value                                 $60.2         $63.5         $67.2         $71.4
                   Less: Net Debt                                     0.0           0.0           0.0           0.0
                                                             ------------  ------------  ------------  ------------
                   EQUITY VALUE                                     $60.2         $63.5         $67.2         $71.4
                   IMPLIED PERPETUITY GROWTH                         8.0%          8.7%          9.3%         10.0%
                      % VALUE FROM TERMINAL MULT.                   83.5%         84.4%         85.2%         86.1%

            22.0%  PV of Free Cash Flow                              $8.0          $8.0          $8.0          $8.0
                   PV of Terminal Multiple                           36.5          38.6          40.9          43.4
                                                             ------------  ------------  ------------  ------------
                   Enterprise Value                                 $44.6         $46.6         $48.9         $51.4
                   Less: Net Debt                                     0.0           0.0           0.0           0.0
                                                             ------------  ------------  ------------  ------------
                   EQUITY VALUE                                     $44.6         $46.6         $48.9         $51.4
                   IMPLIED PERPETUITY GROWTH                         8.0%          8.7%          9.3%         10.0%
                      % VALUE FROM TERMINAL MULT.                   82.0%         82.8%         83.6%         84.4%

            24.0%  PV of Free Cash Flow                              $6.5          $6.5          $6.5          $6.5
                   PV of Terminal Multiple                           27.2          28.5          30.0          31.6
                                                             ------------  ------------  ------------  ------------
                   Enterprise Value                                 $33.6         $35.0         $36.5         $38.1
                   Less: Net Debt                                     0.0           0.0           0.0           0.0
                                                             ------------  ------------  ------------  ------------
                   EQUITY VALUE                                     $33.6         $35.0         $36.5         $38.1
                   IMPLIED PERPETUITY GROWTH                         8.0%          8.7%          9.3%         10.0%
                       % VALUE FROM TERMINAL MULT.                  80.8%         81.5%         82.3%         83.0%


                                      ------------------------------------------------------

                                      SELECTED EQUITY VALUE RANGE    $34        -        $71

                                      ------------------------------------------------------

                                                     WASSERSTEIN PERELLA & CO.
------------------------------------------------------------------------------

MYCOGEN                          VALUATION: DCF ANALYSIS -- BRAZIL MODEL EXAMPLE
--------------------------------------------------------------------------------
BRAZIL OUTPUT TRAITS REVENUES AND EXPENSES ($MM, EXCEPT PER UNIT PRICE AND
UNITS IN 000S)


                                                  1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
                                                 ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Corn Market Share                                 1,320   1,625   1,950   2,295   2,520   2,698   3,024   3,650   3,996   4,350

HIGH OIL/NUTRISEED
Gross Price per Hectare                           $0.00   $0.00   $4.80   $4.80   $4.80   $4.80   $4.80   $4.80   $4.80   $4.80
% Market Share Penetrated                          0.0%    0.0%    0.0%    0.0%    5.0%   11.0%   18.0%   24.0%   30.0%   50.0%
                                                 ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
     Revenue                                        0.0     0.0     0.0     0.0     0.6     1.4     2.6     4.2     5.8    10.4

HIGH OLEIC
Gross Price per Hectare                           $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $9.60   $9.60   $9.60   $9.60
% Market Share Penetrated                          0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    1.0%    4.0%    8.0%   10.0%
                                                 ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
     Revenue                                        0.0     0.0     0.0     0.0     0.0     0.0     0.3     1.4     3.1     4.2

LOW PHYTATE
Gross Price per Hectare                           $0.00   $0.00   $0.00   $0.00   $0.00  $19.20  $19.20  $14.40  $14.40  $12.00
% Market Share Penetrated                          0.0%    0.0%    0.0%    0.0%    0.0%    1.0%    3.0%    6.0%    9.0%   12.0%
                                                 ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
     Revenue                                        0.0     0.0     0.0     0.0     0.0     0.5     1.7     3.2     5.2     6.3

FORAGE PROTEIN MODIFICATION
Gross Price per Hectare                           $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00  $36.00
% Market Share Penetrated                          0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    2.0%
                                                 ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
     Revenue                                        0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     3.1

GREEN GENE-INCREASED BIOMASS
Gross Price per Hectare                           $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00  $24.00  $24.00
% Market Share Penetrated                          0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    3.0%   10.0%
                                                 ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
     Revenue                                        0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     2.9    10.4

Soyabean Market                                   1,320   1,625   1,950   2,295   2,520   2,698   3,024   3,650   3,996   4,350
F.MT/Mycogen Share                                90.0%   90.0%   90.0%   90.0%   90.0%   90.0%   90.0%   90.0%   90.0%   90.0%

HIGH NUTRITION PROTEIN (DEMETER)
Gross Price per Hectare                           $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00  $72.00  $72.00
% Market Share Penetrated                          0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    5.0%   10.0%
                                                 ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
     Revenue                                        0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0    14.4    31.3


MYCOGEN TRAIT REV.                                 $0.0    $0.0    $0.0    $0.0    $0.6    $1.9    $4.6    $8.8   $31.3   $65.8
Corn Output R&D                                     0.4     1.0     1.7     2.2     1.5     1.5     1.7     0.9     3.1     6.6
     % of Seeds Sales                              0.8%    1.5%    2.1%    2.3%    1.4%    1.3%    1.3%    0.6%    1.8%    3.5%
Soybean R&D                                         0.0     0.4     0.6     0.4     0.2     0.6     0.6     0.0     1.2     2.5

     INCOME BEFORE TAX                            ($0.4)  ($1.4)  ($2.3)  ($2.6)  ($1.1)  ($0.2)   $2.4    $7.9   $27.0   $56.7
     Tax @33.0%                                     0.0     0.0     0.0     0.0     0.0     0.0    (0.8)   (2.6)   (8.9)  (18.7)
                                                 ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
     CASH FLOW                                    ($0.4)  ($1.4)  ($2.3)  ($2.6)  ($1.1)  ($0.2)   $1.6    $5.3   $18.1   $38.0
     NOL Carry                                     $0.1    $0.5    $0.8    $0.9    $0.4    $0.1    $0.0    $0.0    $0.0    $0.0
CORN OUTPUT CF                                    ($0.4)  ($1.4)  ($2.3)  ($2.6)  ($1.1)  ($0.2)   $1.6    $5.3    $8.4   $17.0
SOYBEAN OUTPUT CF                                  $0.0   ($0.4)  ($0.6)  ($0.4)  ($0.2)  ($0.6)  ($0.6)   $0.0    $8.9   $19.3

                                                      WASSERSTEIN PERELLA & CO.
-------------------------------------------------------------------------------

MYCOGEN                          VALUATION: DCF ANALYSIS -- BRAZIL MODEL EXAMPLE
--------------------------------------------------------------------------------
BRAZIL CORN OUTPUT TRAITS DISCOUNTED CASH FLOW ANALYSIS


                                                     ----------------------------------------------------
------------------                                         TERMINAL MULTIPLE OF YEAR 2007 CASH FLOW
  DISCOUNT RATE                                      ----------------------------------------------------
------------------                                       1.0%          1.5%         2.0%          2.5%
                                                     ----------      --------     --------      --------
25.0%          PV of Free Cash Flow                      $0.3          $0.3         $0.3          $0.3
               PV of Terminal Multiple                    7.7           7.9          8.1           8.3
                                                     ----------      --------     --------      --------
               Enterprise Value                          $8.0          $8.2         $8.4          $8.6
               Less: Net Debt                             0.0           0.0          0.0           0.0
                                                     ----------      --------     --------      --------
               EQUITY VALUE                              $8.0          $8.2         $8.4          $8.6
               IMPLIED PERPETUITY GROWTH                1.0%          1.5%         2.0%          2.5%
                 % VALUE FROM TERMINAL MULT.           96.2%         96.2%        96.3%         96.4%

27.5%          PV of Free Cash Flow                     ($0.1)        ($0.1)       ($0.1)        ($0.1)
               PV of Terminal Multiple                    5.7           5.8          6.0           6.1
                                                     ----------      --------     --------      --------
               Enterprise Value                          $5.6          $5.7         $5.8          $6.0
               Less: Net Debt                             0.0           0.0          0.0           0.0
                                                     ----------      --------     --------      --------
               EQUITY VALUE                              $5.6          $5.7         $5.8          $6.0
               IMPLIED PERPETUITY GROWTH                1.0%          1.5%         2.0%          2.5%
                 % VALUE FROM TERMINAL MULT.          102.7%        102.6%       102.5%        102.5%


30.0%          PV of Free Cash Flow                     ($0.5)        ($0.5)       ($0.5)        ($0.5)
               PV of Terminal Multiple                    4.3           4.4          4.5           4.6
                                                     ----------      --------     --------      --------
               Enterprise Value                          $3.8          $3.9         $4.0          $4.1
               Less: Net Debt                             0.0           0.0          0.0           0.0
                                                     ----------      --------     --------      --------
               EQUITY VALUE                              $3.8          $3.9         $4.0          $4.1
               IMPLIED PERPETUITY GROWTH                1.0%          1.5%         2.0%          2.5%
                 % VALUE FROM TERMINAL MULT.          113.2%        112.9%       112.5%        112.2%

                                                   -----------------------------------------------------

                                                    SELECTED EQUITY VALUE RANGE  $4          -        $9

                                                    -----------------------------------------------------



                                                      WASSERSTEIN PERELLA & CO.
-------------------------------------------------------------------------------

MYCOGEN                        VALUATION: DCF ANALYSIS - BRAZIL MODEL EXAMPLE
-----------------------------------------------------------------------------
BRAZIL SOYBEAN OUTPUT TRAITS DISCOUNTED CASH FLOW ANALYSIS


DISCOUNT RATE                                              YEAR 2007 CASH FLOW GROWTH RATE
-------------                                        -------------------------------------------
                                                      1.0%        1.5%        2.0%         2.5%
                                                     -----       -----       -----       -------
        25.0%     PV of Free Cash Flow                $2.2        $2.2        $2.2        $2.2
                  PV of Terminal Multiple              8.7         9.0         9.2        15.2 #
                                                     -----       -----       -----       -------
                  Enterprise Value                   $10.9       $11.1       $11.4       $17.4
                  Less: Net Debt                       0.0         0.0         0.0         0.0
                                                     -----       -----       -----       -------
                  EQUITY VALUE                       $10.9       $11.1       $11.4       $17.4
                  IMPLIED PERPETUITY GROWTH          1.0%        1.5%        2.0%       10.0%
                     % VALUE FROM TERMINAL MULT.    80.0%       80.5%       80.9%       87.5%

        27.5%     PV of Free Cash Flow                $1.7        $1.7        $1.7        $1.7
                  PV of Terminal Multiple              6.5         6.6         6.8        10.7
                                                     -----       -----       -----       -------
                  Enterprise Value                    $8.2        $8.3        $8.5       $12.4
                  Less: Net Debt                       0.0         0.0         0.0         0.0
                                                     -----       -----       -----       -------
                  EQUITY VALUE                        $8.2        $8.3        $8.5       $12.4
                  IMPLIED PERPETUITY GROWTH          1.0%        1.5%        2.0%       10.0%
                     % VALUE FROM TERMINAL MULT.    79.3%       79.7%       80.1%       86.3%

        30.0%     PV of Free Cash Flow                $1.3        $1.3        $1.3        $1.3
                  PV of Terminal Multiple              4.9         5.0         5.1         7.7
                                                     -----       -----       -----       -------
                  Enterprise Value                    $6.2        $6.3        $6.4        $9.0
                  Less: Net Debt                       0.0         0.0         0.0         0.0
                                                     -----       -----       -----       -------
                  EQUITY VALUE                        $6.2        $6.3        $6.4        $9.0
                  IMPLIED PERPETUITY GROWTH          1.0%        1.5%        2.0%       10.0%
                     % VALUE FROM TERMINAL MULT.    78.9%       79.3%       79.6%       85.5%


                                                      ------------------------------------------

                                                      SELECTED EQUITY VALUE RANGE   $6   -   $17

                                                      ------------------------------------------



                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN                        VALUATION: DCF ANALYSIS - BRAZIL MODEL EXAMPLE
-----------------------------------------------------------------------------
BRAZIL OUTPUT TRAITS DISCOUNTED CASH FLOW ANALYSIS


DISCOUNT RATE                                              YEAR 2007 CASH FLOW GROWTH RATE
-------------                                        ------------------------------------------
                                                      1.0%        1.5%        2.0%        2.5%
                                                     -----       -----       -----       -----
        25.0%     PV of Free Cash Flow                $3.9        $3.9        $3.9        $3.9
                  PV of Terminal Multiple             17.2        17.6        18.1        18.6
                                                     -----       -----       -----       -----
                  Enterprise Value                   $21.0       $21.5       $21.9       $22.4
                  Less: Net Debt                       0.0         0.0         0.0         0.0
                                                     -----       -----       -----       -----
                  EQUITY VALUE                       $21.0       $21.5       $21.9       $22.4
                  IMPLIED PERPETUITY GROWTH          1.0%        1.5%        2.0%        2.5%
                     % VALUE FROM TERMINAL MULT.    81.7%       82.0%       82.4%       82.8%

        27.5%     PV of Free Cash Flow                $2.8        $2.8        $2.8        $2.8
                  PV of Terminal Multiple             12.8        13.1        13.4        13.7
                                                     -----       -----       -----       -----
                  Enterprise Value                   $15.5       $15.8       $16.2       $16.5
                  Less: Net Debt                       0.0         0.0         0.0         0.0
                                                     -----       -----       -----       -----
                  EQUITY VALUE                       $15.5       $15.8       $16.2       $16.5
                  IMPLIED PERPETUITY GROWTH          1.0%        1.5%        2.0%        2.5%
                     % VALUE FROM TERMINAL MULT.    82.1%       82.4%       82.8%       83.1%

        30.0%     PV of Free Cash Flow                $1.9        $1.9        $1.9        $1.9
                  PV of Terminal Multiple              9.6         9.8        10.0        10.3
                                                     -----       -----       -----       -----
                  Enterprise Value                   $11.5       $11.7       $12.0       $12.2
                  Less: Net Debt                       0.0         0.0         0.0         0.0
                                                     -----       -----       -----       -----
                  EQUITY VALUE                       $11.5       $11.7       $12.0       $12.2
                  IMPLIED PERPETUITY GROWTH          1.0%        1.5%        2.0%        2.5%
                     % VALUE FROM TERMINAL MULT.    83.3%       83.6%       83.9%       84.2%


                                                      -----------------------------------------

                                                      SELECTED EQUITY VALUE RANGE   $12  -  $22

                                                      -----------------------------------------



                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN                        VALUATION: DCF ANALYSIS - BRAZIL MODEL EXAMPLE
-----------------------------------------------------------------------------
BRAZIL DISEASE RESISTANCE REVENUES AND EXPENSES
($MM, except per unit price and Units in 000s)


                                  1998      1999      2000      2001      2002      2003      2004      2005      2006       2007
                                 ------    ------    ------    ------    ------    ------    ------    ------    -------    -------
Corn Market Share                  392       461       536       617       703       710       718       725       733       740
MOLD/MYCOTOXIN
--------------
Gross Price per Hectare          $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $12.00     $12.00
% of Market Share Penetrated      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%       2.0%       5.0%
                                 ------    ------    ------    ------    ------    ------    ------    ------    -------    -------
     Revenue                       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0        0.2        0.4


Brazil Soyabean Market           2,500     2,550     2,601     2,653     2,706     2,760     2,815     2,872      2,929      2,988
F. MT/Mycogen Share              90.0%     90.0%     90.0%     90.0%     90.0%     90.0%     90.0%     90.0%      90.0%      90.0%
SOYABEAN DISEASE I
------------------
Gross Price per Hectare          $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00      $0.00      $0.00
% of Market Share Penetrated      0.0%      0.0%      0.0%      0.0%      0.0%     10.0%     20.0%     30.0%      40.0%      50.0%
                                 ------    ------    ------    ------    ------    ------    ------    ------    -------    -------
     Revenue                       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0        0.0        0.0


SOYBEAN DISEASE II
------------------
Gross Price per Hectare          $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00      $0.00      $0.00
% of Market Share Penetrated      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%     10.0%     20.0%      30.0%      40.0%
                                 ------    ------    ------    ------    ------    ------    ------    ------    -------    -------
     Revenue                       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0        0.0        0.0


Corn Trait Revenue                $0.0      $0.0      $0.0      $0.0      $0.0      $0.0      $0.0      $0.0       $0.2       $0.4
Soyabean Trait Revenue             0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0        0.0        0.0
                                 ------    ------    ------    ------    ------    ------    ------    ------    -------    -------
Mycogen Disease Trait Rev.        $0.0      $0.0      $0.0      $0.0      $0.0      $0.0      $0.0      $0.0       $0.2       $0.4


Corn Trait R&D Expenses            0.0       0.0       0.0       0.0       0.0       0.6       0.6       0.0        0.0        0.0
     % of Corn Seeds Sales        0.0%      0.0%      0.0%      0.0%      0.0%      0.5%      0.5%      0.0%       0.0%       0.0%
Soyabean Trait R&D Expenses        0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0        0.0        0.0
                                 ------    ------    ------    ------    ------    ------    ------    ------    -------    -------
R&D Expense (with Alloc.)          0.0       0.2       0.5       0.3       0.2       0.6       0.6       0.0        0.0        0.0


     Income Before Tax            $0.0     ($0.2)    ($0.5)    ($0.3)    ($0.2)    ($0.6)    ($0.6)     $0.0       $0.2       $0.4
     Tax @ 33.0%                   0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       (0.1)      (0.1)
                                 ------    ------    ------    ------    ------    ------    ------    ------    -------    -------
     Cash Flow                    $0.0     ($0.2)    ($0.5)    ($0.3)    ($0.2)    ($0.6)    ($0.6)     $0.0       $0.2       $0.5
     NOL Carry                    $0.0      $0.1      $0.2      $0.1      $0.1      $0.2      $0.2      $0.0       $0.0       $0.0



                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN                        VALUATION: DCF ANALYSIS - BRAZIL MODEL EXAMPLE
-----------------------------------------------------------------------------
BRAZIL DISEASE RESISTANCE DISCOUNTED CASH FLOW ANALYSIS


DISCOUNT RATE                                              YEAR 2007 CASH FLOW GROWTH RATE
-------------                                        -------------------------------------------
                                                      25.0%        26.0%         27.0%        28.0%
                                                     --------     --------      --------     --------
        31.0%     PV of Free Cash Flow                 ($0.7)       ($0.7)        ($0.7)       ($0.7)
                  PV of Terminal Multiple                0.7          0.9           1.1          1.5
                                                     --------     --------      --------     --------
                  Enterprise Value                      $0.1         $0.2          $0.5         $0.9
                  Less: Net Debt                         0.0          0.0           0.0          0.0
                                                     --------     --------      --------     --------
                  EQUITY VALUE                          $0.1         $0.2          $0.5         $0.9
                  IMPLIED PERPETUITY GROWTH          25.0%        26.0%         27.0%        28.0%
                    % VALUE FROM TERMINAL MULT.     830.3%       366.5%        236.5%       175.3%

        40.5%     PV of Free Cash Flow                 ($0.5)       ($0.5)        ($0.5)       ($0.5)
                  PV of Terminal Multiple                0.0          0.0           0.0          0.0
                                                     --------     --------      --------     --------
                  Enterprise Value                     ($0.5)       ($0.5)        ($0.5)       ($0.5)
                  Less: Net Debt                         0.0          0.0           0.0          0.0
                                                     --------     --------      --------     --------
                  EQUITY VALUE                         ($0.5)       ($0.5)        ($0.5)       ($0.5)
                  IMPLIED PERPETUITY GROWTH         (100.0%)     (100.0%)      (100.0%)     (100.0%)
                    % VALUE FROM TERMINAL MULT.        0.0%         0.0%          0.0%         0.0%

        50.0%     PV of Free Cash Flow                 ($0.4)       ($0.4)        ($0.4)       ($0.4)
                  PV of Terminal Multiple                0.0          0.0           0.0          0.0
                                                     --------     --------      --------     --------
                  Enterprise Value                     ($0.4)       ($0.4)        ($0.4)       ($0.4)
                  Less: Net Debt                         0.0          0.0           0.0          0.0
                                                     --------     --------      --------     --------
                  EQUITY VALUE                         ($0.4)       ($0.4)        ($0.4)       ($0.4)
                  IMPLIED PERPETUITY GROWTH         (100.0%)     (100.0%)      (100.0%)     (100.0%)
                    % VALUE FROM TERMINAL MULT.        0.0%         0.0%          0.0%         0.0%


                                                      ----------------------------------------------

                                                      SELECTED EQUITY VALUE RANGE        ($0)  -  $1

                                                      ----------------------------------------------

                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN                                     VALUATION: SUMMARY OF BUSINESS UNITS
--------------------------------------------------------------------------------
ELEMENTS OF PROJECTED BUSINESS VALUATION

----------------------------------------------------------------------------------------------------------
BUSINESS                 CROP             TRAIT                      GEOGRAPHICAL REGION
--------                 ----             -----                      -------------------
                                                     N. AMERICA      ARGENTINA      BRAZIL       OTHER
----------------------------------------------------------------------------------------------------------
Biopesticides              --               --             X

SoilServ                   --               --             X

Conventional Seed
                       Corn                --              X            X             X
                       Soybeans            --              X
                       Sunflower           --              X
                       Sorghum             --              X
                       Alfalfa             --              X

Early Traits (Herbicide Resistance)

                       Corn            RR/LL               X            X              X
                       Sunflower       RR/LL                            X
                       Soybean         LL                  X
                       Sorghum         RR/LL               X

Early Traits (Insect Resistance)

                       Corn           Bt176                X
                       Corn           Spodoptera                                       X
                       Corn           Elasmopalpost                                    X
                       Corn           Diabrotica                                       X
                       Corn           Helicoverpa                                      X
                       Corn           Armyworm
                       Corn           ECB/Glufosinate      X            X
                       Corn           CRW/Glufosinate      X            X
                       Sunflower      Looper                            X
                       Sunflower      Head Moth            X
                       Sunflower      Seed Weevil          X
                       Soybean        Cyst                 X
----------------------------------------------------------------------------------------------------------

                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN                                     VALUATION: SUMMARY OF BUSINESS UNITS
--------------------------------------------------------------------------------
ELEMENTS OF PROJECTED BUSINESS VALUATION (CONT'D)


BUSINESS                 CROP             TRAIT                      GEOGRAPHICAL REGION
--------                 ----             -----                      -------------------
                                                     N. AMERICA      ARGENTINA      BRAZIL       OTHER
----------------------------------------------------------------------------------------------------------
                       Sorghum        Midge
                                      Greenbug Aphid
                       Alfalfa        Weevil
                                      Lepidoptera
Output                 Corn           High Oil             X            X              X
                                      High Oil/Evt. 176    X
                                      Hi Oleic             X            X              X
                                      Low Phytate          X            X              X
                                      Forage Protein       X            X              X
                                      Green Gene           X            X              X
                       Soyabean       High Nutrition       X                           X
                       Sunflower      High Oleic           X
                                      High Palmitic        X
                                      Quality Protein      X            X
                       Sorghum        Nutritional          X
Disease Resistance
                       Corn           Mold/Mycotoxin                    X              X
                       Sunflower      Sclerotinia          X            X
                                      Verticilian                       X
----------------------------------------------------------------------------------------------------------

                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN                                     VALUATION: SUMMARY OF BUSINESS UNITS
--------------------------------------------------------------------------------
ELEMENTS OF PROJECTED BUSINESS VALUATION (CONT'D)


BUSINESS                 CROP             TRAIT                      GEOGRAPHICAL REGION
--------                 ----             -----                      -------------------
                                                     N. AMERICA      ARGENTINA      BRAZIL       OTHER
----------------------------------------------------------------------------------------------------------
JV/Partner Royalties   VMO            Conventional                                               Europe
                                      Early Traits                                               Europe
                                      Output Traits                                              Europe
                       Cotton         Conventional         X            X
                                      Bud/Bollworm         X            X                        Australia
                                      Boll Weevil          X            X                           and
                                      Lygus                X                                       Greece
                       Oilseed/Humko       --              X            X
                       Oilseed/DAS         --              X
                       Rice           Stem Borer                                                 Japan
                                      Plant Hopper                                               Japan
                       Turf           White Grub           X
                                      Army/Cutworm         X
                                      Webworm              X


                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN CORPORATION                                     VALUATION: DCF ANALYSIS
-------------------------------------------------------------------------------
SUMMARY OF VALUATION

-----------------------------------------------------------------------------------------------------------------------------------
                                            Discount     Growth Rate     Valuations                Geographic Sub-        Value
Business            Crop       Region         Rate     /EBIT Multiple   Lo         Hi     Average     Total   Totals      Share
-----------------------------------------------------------------------------------------------------------------------------------
BIOPESTICIDES        -           -         11.0%-14.0%       6 -  10        $3 -      $5       $4        $4       $4   $0.08-$0.11
SOILSERV             -           -         11.0%-14.0%       6 -  10       $28 -     $40      $34       $34      $34   $0.69-$0.98
CONVEN. SEED
                   Corn        N. America  12.0%-14.0%       8 -  12       $94 -    $210     $152
                               Argentina   12.0%-14.0%       8 -  12       $37 -     $56      $47
                               Brazil      12.0%-14.0%       8 -  12      $101 -    $175     $138
                   Soybeans    N. America  12.0%-14.0%       8 -  12      ($10)-     $18       $4
                               Brazil      12.0%-14.0%       8 -  12        $0 -      $0       $0
                   Sorghum     N. America  12.0%-14.0%       8 -  12        $9 -     $15      $12
                   Alfalfa     N. America  12.0%-14.0%       8 -  12        $3 -      $9       $6
                   Sunflower   N. America  12.0%-14.0%       8 -  12       ($4)-     ($4)     ($4)
                               Argentina   12.0%-14.0%       8 -  12       $14 -     $22      $18
                   All         N. America  12.0%-14.0%       8 -  12       $97 -    $254               $176             $2.40-$6.28
                               Argentina   12.0%-14.0%       8 -  12       $49 -     $79                $64             $1.22-$1.94
                               Brazil      12.0%-14.0%       8 -  12      $101 -    $175               $138             $2.50-$4.32
                                                                                  TOTAL CONVENTIONAL SEED       $378

EARLY/INPUT TRAITS
                   Corn        N. America  20.0%-24.0%    8.0% - 10.0%     $82 -    $162     $122
                               Argentina   20.0%-24.0%    8.0% - 10.0%      $2 -      $7       $3
                               Brazil      20.0%-24.0%    8.0% - 10.0%     $34 -     $70      $52
                   Soybeans    N. America  20.0%-24.0%    8.0% - 10.0%     $49 -     $90      $69
                               Brazil      20.0%-24.0%    8.0% - 10.0%     ($0)-      $1       $1
                   Sunflower   N. America  20.0%-24.0%    8.0% - 10.0%     ($1)-     ($1)     ($1)
                               Argentina   20.0%-24.0%    8.0% - 10.0%      $0 -      $4       $2
                   All         N. America  20.0%-24.0%    8.0% - 10.0%    $130 -    $251               $190             $3.20-$6.20
                               Argentina   20.0%-24.0%    8.0% - 10.0%      $2 -     $11                 $7             $0.05-$0.28
                               Brazil      20.0%-24.0%    8.0% - 10.0%     $34 -     $71                $52             $0.83-$1.76
                                                                                       TOTAL EARLY TRAITS       $240

OUTPUT TRAITS
                   Corn        N. America  25.0%-30.0%    1.0% - 2.5%       $6 -     $14      $10
                               Argentina   25.0%-30.0%    1.0% - 2.5%      ($2)-     ($1)     ($2)
                               Brazil      25.0%-30.0%    1.0% - 2.5%       $4 -      $9       $6
                   Soybean     N. America  25.0%-30.0%    1.0% - 2.5%     $128 -    $225     $176
                               Brazil      25.0%-30.0%    1.0% - 2.5%       $6 -     $17      $12
                   Sunflower   N. America  25.0%-30.0%    1.0% - 2.5%       $4 -      $7       $5
                               Argentina   25.0%-30.0%    1.0% - 2.5%      $12 -     $20      $16
                   All         N. America  25.0%-30.0%    1.0% - 2.5%     $138 -    $245               $192             $3.40-$6.06
                               Argentina   25.0%-30.0%    1.0% - 2.5%      $10 -     $26                $18             $0.24-$0.63
                               Brazil      25.0%-30.0%    1.0% - 2.5%      $12 -     $22                $17             $0.28-$0.55
                                                                                      TOTAL OUTPUT TRAITS       $226

DISEASE RESISTANCE
                               N. America  31.0%-50.0%   25.0% - 28.0%     ($2)-     $19       $9        $9            $-0.04-$0.47
                               Argentina   31.0%-50.0%   25.0% - 28.0%      $0 -     $14       $7        $7             $0.00-$0.36
                               Brazil      31.0%-50.0%   25.0% - 28.0%     ($0)-      $1       $0        $0            $-0.01-$0.03
                                                                       TOTAL DISEASE RESISTANCE                  $16
JV/ROYALTIES
    VMO            Conventional Seed       12.0%-14.0%       6 -    10      $7 -     $10       $9                       $0.17-$0.26
                   Early/Input Traits      20.0%-24.0%    8.0% - 10.0%     ($1)-     ($2)      $2                     $-0.04-$-0.04
                   Output Traits           25.0%-30.0%    8.0% - 10.0%      $2 -      $3       $4                       $0.06-$0.13
                   Disease Res.            31.0%-30.0%   15.0% - 28.0%      $0 -      $3       $3                       $0.00-$0.13
                                                             TOTAL VMO      $8       $20                $14      $14

    JG Boswell     Cotton                  12.0%-14.0%       8 -   12      $59 -     $86      $73       $73      $73    $1.46-$2.13

    Humko          Oilseed     N. America  12.0%-14.0%       6 -   10       $0 -      $0       $0        $0             $0.00-$0.00
                               Argentina   12.0%-14.0%       6 -   10       $2 -      $3       $2        $2             $0.06-$0.06
                                                         TOTAL OILSEED      $0 -      $0                          $3

    DAS Canada     Canola                  20.0%-24.0%       8 -   12      $13 -     $21      $17       $17      $17    $0.32-$0.52
    PHB Bt Royalties                       20.0%-24.0%                     $35 -     $38      $36       $36      $36    $0.85-$0.93
    Other Partner Royalties                20.0%-24.0%    1.0% - 2.5%      $14 -     $21      $17       $17      $17    $0.33-$0.52
    Other Pests/Crops                      31.0%-50.0%    8.0% -10.0%      $21 -    $118      $69       $69      $69    $0.53-$2.90
    Disease Resistance -All Other Crops    45.0%-50.0%   25.0% -28.0%     $131 -    $185     $158      $158     $158    $3.24-$4.57
                    - Rice (Japan Tobaco)  31.0%-50.0%   15.0% -18.0%      ($2)-     $15       $1        $1       $1   $-0.05-$0.12

MISCELLANEOUS

      NOL-Current (est)                                                    $50 -     $70      $60       $60             $1.23-$1.73
      NOL-Projects (est)                                                   $26 -     $26      $26       $26             $0.64-$0.64
      Monsanto Settlement                                                 $174 -    $174     $174      $174             $4.30-$4.30
      35% in Vermont (at cost)             20.0%-24.0%                     $33 -     $66      $50       $50             $0.82-$1.63
      Net Debt                                                            ($75)-    ($75)    ($75)     ($75)           $-1.84-$1.84
                                                                                                                $295
                                                                        ------    ------   ------    ------   ------
TOTAL                                                                   $1,148    $2,025   $1,583    $1,590   $1,590


    Shares Outstand (MM)       40.51

Value Share                                                             $28.35    $49.98   $39.07    $39.26
-----------------------------------------------------------------------------------------------------------------------------------

Note: Initial value excludes contribution from revenue synergies, cost savings, and other economies of scale from consolidation with DAS. Value per share calculated based on outstanding common shares, includes 3.593 million outstanding options with an average exercise price of $12.03



                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN                                              VALUATION: DCF ANALYSIS
----------------------------------------------------------------------------
VALUATION OF BUSINESSES (AVERAGE OF PROJECTED RANGE)


Pie Chart of Conventional Seed
Contribution to Value

     North America  45.6%
     Brazil         36.5%
     Argentina      17.9%

Pie Chart of Early Traits
Contribution to Value

     North America  76.0%
     Brazil         20.8%
     Argentina       3.2%


Pie Chart of Output Traits
Contribution to Value


     North America  85.0%
     Brazil          7.0%
     Argentina       8.0%


BAR CHART


Conventional Seed
     Corn          $  282
     Soybean            4
     Sunflower          9
     Other             18
                   ------
     Total         $  378

Early Traits
     Corn          $  154
     Soybean           61
                   ------
     Total         $  201

Output Traits
     Corn          $   14
     Soybean          186
     Sunflower         21
                   ------
     Total         $  226

Disease Resistance (All Crops)
     New           $  158
     Current           16
                   ------
     Total         $  174

Other Businesses
     Biopest.      $    4
     Soil Serv.        34
                   ------
     Total         $   38

Current JV
     Humko         $    3
     Boswell           73
     VMO               14
                   ------
     Total         $   90

DAS Collaboration
     Rice/Japan
       Tobacco     $    1
     Canola/
       DAS Canola      17
                   ------
     Total         $   18

Royalties
     Other
       Partners    $   17
     Pioneer Bt        36
                   ------
     Total         $   53

New Pest-Resistant Crops
     Total         $   69

Operating Value
     Total         $1,144

NOL
     Projected     $   26
     Current           60
                   ------
     Total         $   86

Monsanto Settlement
     Total         $  174

35% Stake in Verneuil
     Total         $   50

Bt FTO Fees
     Total         $   61

Net Debt
     Total         $  (75)

Total Value
     Total         $1,590

Misscellaneous
 Items             $  296

VALUATION/SHARE

                   $39.26

                                                   WASSERSTEIN PERELLA & CO.
----------------------------------------------------------------------------

MYCOGEN                                               VALUATION:DCF ANALYSIS
----------------------------------------------------------------------------
BAR CHART OF IMPLIED RANGE OF MYCOGEN VALUATION

                          Valuation/Share
                          $27.65     $46.63

                                                                Total
                                         ------------------------------
Valuation Range Based on Projections      $1,148       $877     $2,025
Stake in Verneuil*                          ($33)       --        ($33)
Disease Resistance*                           --       ($70)      ($70)
Bt FTO*                                       --       ($33)      ($33)
Resulting Valuation Range                 $1,120       $769     $1,889


*Discounted Upside for Higher Risk Opportunities


                                                   WASSERSTEIN PERELLA & CO.
----------------------------------------------------------------------------

MYCOGEN CORPORATION
--------------------------------------------------------------------------------




                       -----------------------------


                          VALUATION: COMPARABLE
                         COMPANY TRADING ANALYSIS


                       -----------------------------




                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN CORPORATION               VALUATION: COMPARABLE COMPANY TRADING ANALYSIS
--------------------------------------------------------------------------------
SELECTED SEED COMPARABLE COMPANIES ANALYSIS

TRADING STATISTICS
------------------

                                                                                                      ADJUSTED MARKET VALUE/
                    CURRENT   EQUITY   ADJUSTED  PRICE/EARNINGS  EST. 3-5   98E P/E/            ------------------------------------
                     PRICE    MARKET    MARKET   --------------  YR. EPS    3-5 YEAR    PRICE/    1997    LTM   1998E  1999E   1997
COMPANY             7/16/98   VALUE     VALUE     1997   1998E     GTH.    EPS GTH.(1)   BOOK    SALES   SALES  SALES  SALES  EBITDA
----------          -------  --------  --------  --------------  --------  -----------  ------  ------   -----  -----  -----  ------
                    (IN $)   (IN $ MM) (IN $ MM)  (X)     (X)      (%)         (X)        (X)     (X)     (X)    (X)    (X)     (X)
Mycogen (2)           24.75     950.1     963.8     NM      NM     22.5         NM        4.5    4.57    4.42    4.11   3.89      NM
Pioneer Hi-Bred       35.06   8,470.4   8,272.4   35.6    30.6     15.0       2.04        6.1    4.64    4.50    4.27   3.99    18.3
Dekalb Genetics       94.69   3,419.3   3,659.3  117.6   121.4     25.0       4.86       15.1    8.11    7.18    7.67   6.90    59.9
Delta & Pine Land     46.31   1,831.1   1,898.3   93.8    72.4     30.0       2.41       18.4   10.36    9.37    7.16   5.35    51.1
Agribiotech (3)       23.13     779.9     778.5     NM    96.4     40.0       2.41        9.7    2.81    2.81    3.05   1.52    67.9


                                       ---------------------------------------------------------------------------------------------
                                       Mean       82.3    80.2     27.5       2.93       12.3    6.48    5.96    5.54   4.44    49.3
                                       Median     93.8    84.4     27.5       2.41       12.4    6.37    5.84    5.71   4.67    55.5
                                       High      117.6   121.4     40.0       4.86       18.4   10.36    9.37    7.67   6.90    67.9
                                       Low        35.6    30.6     15.0       2.04        6.1    2.81    2.81    3.05   1.52    18.3
                                       ---------------------------------------------------------------------------------------------


                                   ADJUSTED MARKET VALUE/
                    -------------------------------------------------------  NET DEBT/
                     LTM     1998E   1999E    1997    LTM    1998E   1999E     MARKET
                    EBITDA  EBITDA  EBITDA    EBIT    EBIT    EBIT    EBIT      CAP.
                    ------  ------  ------   -----   -----  -------  ------  ---------
                      (X)     (X)     (X)     (X)     (X)     (X)     (X)       (%)
Mycogen (2)            NM    86.1    96.4      NM      NM       NM      NM      1.4
Pioneer Hi-Bred      17.9    15.9    13.6    22.8    22.2     19.1    15.9     (2.4)
Dekalb Genetics      74.8    59.0    46.9    77.4      NM     77.9    61.0      7.0
Delta & Pine Land    57.8    33.4    22.5    59.1    71.7     37.4    24.2      3.6
Agribiotech (3)      67.9    68.2    26.4      NM      NM     90.2    29.9     (0.2)

          ----------------------------------------------------------------------------
          Mean       54.6    44.1    27.4    53.1    47.0     56.1    32.8      2.0
          Median     62.8    46.2    24.5    59.1    47.0     57.6    27.0      1.7
          High       74.8    68.2    46.9    77.4    71.7     90.2    61.0      7.0
          Low        17.9    15.9    13.6    22.8    22.2     19.1    15.9     (2.4)
          ----------------------------------------------------------------------------



OPERATING STATISTICS
--------------------

                             TOTAL REVENUES
                       ---------------------------         EBITDA MARGIN                 EBIT MARGIN
                         LTM     97/96 %  98E/97 %  ---------------------------  ---------------------------
COMPANY                 AMOUNT   GROWTH    GROWTH    1997    LTM   1998E  1999E   1997    LTM   1998E  1999E
----------             --------  -------  --------  ------  -----  -----  -----  ------  -----  -----  -----
                       (IN $ MM)   (%)       (%)      (%)    (%)    (%)    (%)     (%)    (%)    (%)    (%)
Mycogen (2)                218    35.6     11.2      3.4     1.2    4.8    4.0      NM     NM     NM    0.0
Pioneer Hi-Bred          1,840     3.7      8.7     25.3    25.1   26.8   29.4    20.3   20.2   22.4   25.1
Dekalb Genetics            510    16.5      5.7     13.5     9.6   13.0   14.7    10.5    6.5    9.9   11.3
Delta & Pine Land          203    19.6     44.8     20.3    16.2   21.4   23.8    17.5   13.1   19.1   22.1
Agribiotech (3)            277      NA     (8.1)     4.1     4.1    4.5    5.8     2.1    2.1    3.4    5.1

                       -------------------------------------------------------------------------------------
                       Mean       13.2     12.8     15.8    13.7   16.4   18.4    12.6   10.5   13.7   15.9
                       Median     16.5      7.2     16.9    12.9   17.2   19.2    14.0    9.8   14.5   16.7
                       High       19.6     44.8     25.3    25.1   26.8   29.4    20.3   20.2   22.4   25.1
                       Low         3.7     (8.1)     4.1     4.1    4.5    5.8     2.1    2.1    3.4    5.1
                       -------------------------------------------------------------------------------------


                           NET INCOME MARGIN        R&D / TOTAL REVENUES
                      ---------------------------  -----------------------
                       1997    LTM   1998E  1999E   1997    1998E   1999E
                      ------  -----  -----  -----  ------  ------  -------
                       (%)     (%)    (%)    (%)    (%)      (%)     (%)
Mycogen (2)             NM     NM     NM      NM    11.4       NA      NA
Pioneer Hi-Bred       13.6   14.6   15.0    16.9     8.2      7.7     7.8
Dekalb Genetics        6.4    4.3    6.1     7.1    12.7     12.6    15.1
Delta & Pine Land     10.7    6.9   10.1    11.8     7.4      6.1     4.7
Agribiotech (3)         NM     NM    1.9     2.3      NA       NA      NA

           ---------------------------------------------------------------
           Mean       10.2    8.6    8.3     9.5     9.4      8.8     9.2
           Median     10.7    6.9    8.1     9.4     8.2      7.7     7.8
           High       13.6   14.6   15.0    16.9    12.7     12.6    15.1
           Low         6.4    4.3    1.9     2.3     7.4      6.1     4.7
           ---------------------------------------------------------------

--------------------------
1997 data refers to FYE 8/31/97, etc. All means and medians exclude Mycogen. Currency are converted at current exchange rates.
EPS projections are based on I/B/E/S consensus; other projections are based on selected brokers' research.
When not available, depreciation and amortization are estimated as a percentage of sales based on the latest released data.
When not available, LTM data is based on selected brokers' research.
1) Represents ratio of the 1998E P/E ratio in the estimated 3-5 year earnings growth rate.
2) LTM operating data are based on press release for LTM ended 5/31/98. Balance sheet data are based on 2/28/98 balance sheet.
3) Agribiotech fiscal year end 6/30. LTM data represents financials for 1997 fiscal year end pro forma for acquisitions. EBITDA estimated per analyst projections of D&A margins.

                                                      WASSERSTEIN PERELLA & CO.
-------------------------------------------------------------------------------

MYCOGEN CORPORATION             VALUATION: COMPARABLE COMPANY TRADING ANALYSIS
------------------------------------------------------------------------------
SELECTED AG-BIOTECHNOLOGY COMPARABLE COMPANIES ANALYSIS


TRADING STATISTICS
------------------
                CURRENT   EQUITY    ADJUSTED   PRICE/EARNINGS  EST. 3-5   98E P/E/
                 PRICE    MARKET     MARKET    --------------  YR. EPS    3-5 YEAR    PRICE/
COMPANY         7/16/98    VALUE      VALUE    1997     1998E    GTH.    EPS GTH.(1)   BOOK
--------------  -------  ---------  ---------  ----     -----  --------  -----------  ------
                (IN $)   (IN $ MM)  (IN $ MM)   (X)      (X)      (%)        (X)        (X)
MYCOGEN (2)      24.75     950.1      963.8      NM       NM     22.5         NM        4.5
DNAP HOLDING      4.38      76.9      126.4    35.6       NA       NA         NM        2.8
ECOGEN (3)        2.06      16.5       18.0      NM       NM       NA         NM        3.2

                                     -------------------------------------------------------
                                     MEAN      35.6       NA       NA         NA        3.0
                                     MEDIAN    35.6       NA       NA         NA        3.0
                                     HIGH      35.6       NA       NA         NA        3.2
                                     LOW       35.6       NA       NA         NA        2.8
                                     -------------------------------------------------------

                                              ADJUSTED MARKET VALUE /
                ------------------------------------------------------------------------------------  NET DEBT/
                1997    LTM   1998E  1999E   1997    LTM    1998E   1999E   1997  LTM   1998E  1999E   MARKET
COMPANY         SALES  SALES  SALES  SALES  EBITDA  EBITDA  EBITDA  EBITDA  EBIT  EBIT   EBIT   EBIT    CAP.
--------------  -----  -----  -----  -----  ------  ------  ------  ------  ----  ----  -----  -----  ---------
                 (X)    (X)    (X)    (X)     (X)     (X)     (X)     (X)    (X)   (X)   (X)    (X)      (%)
MYCOGEN (2)     4.57    4.42   4.11   3.89    NM      NM     86.1    96.4    NM    NM     NM     NM      1.4
DNAP HOLDING    0.45    0.46     NA     NA    NM      NM       NA      NA    NM    NM     NA     NA     63.1
ECOGEN (3)      1.54    1.09     NA     NA    NM      NM       NM      NM    NM    NM     NM     NM      9.0

                ----------------------------------------------------------------------------------------------
MEAN            0.99    0.77     NA     NA    NA      NA       NA      NA    NA    NA     NA     NA     36.1
MEDIAN          0.99    0.77     NA     NA    NA      NA       NA      NA    NA    NA     NA     NA     36.1
HIGH            1.54    1.09     NA     NA    NA      NA       NA      NA    NA    NA     NA     NA     63.1
LOW             0.45    0.46     NA     NA    NA      NA       NA      NA    NA    NA     NA     NA      9.0
                ----------------------------------------------------------------------------------------------


OPERATING STATISTICS
--------------------

                       TOTAL REVENUE
                ----------------------------       EBITDA MARGIN             EBIT MARGIN
                   LTM     97/96 %  98E/97 %  -----------------------  -----------------------
COMPANY           AMOUNT   GROWTH    GROWTH   1997  LTM  1998E  1999E  1997  LTM  1998E  1999E
--------------  ---------  -------  --------  ----  ---  -----  -----  ----  ---  -----  -----
                (IN $ MM)    (%)       (%)     (%)  (%)   (%)    (%)    (%)  (%)   (%)    (%)
MYCOGEN (2)        218       35.6     11.2     3.4  1.2   4.8    4.0     NM   NM    NM    0.0
DNAP HOLDING       275       45.7       NA      NM   NM    NA     NA     NM   NM    NA     NA
ECOGEN (3)          17        9.5       NA      NM   NM    NA     NA     NM   NM    NA     NA

                ------------------------------------------------------------------------------
                MEAN         27.6       NA      NA   NA    NA     NA     NA   NA    NA     NA
                MEDIAN       27.6       NA      NA   NA    NA     NA     NA   NA    NA     NA
                HIGH         45.7       NA      NA   NA    NA     NA     NA   NA    NA     NA
                LOW           9.5       NA      NA   NA    NA     NA     NA   NA    NA     NA
                ------------------------------------------------------------------------------

                   NET INCOME MARGIN      R&D/TOTAL REVENUES
                -----------------------  --------------------
COMPANY         1997  LTM  1998E  1999E  1997   1998E   1999E
--------------  ----  ---  -----  -----  ----   -----   -----
                 (%)  (%)   (%)    (%)    (%)    (%)     (%)
MYCOGEN (2)      NM    NM    NM     NM   11.4     NA      NA
DNAP HOLDING     NM    NM    NA     NA    2.8     NA      NA
ECOGEN (3)       NM    NM    NA     NA   32.6     NA      NA

                 -------------------------------------------
MEAN             NA    NA    NA     NA   17.7     NA      NA
MEDIAN           NA    NA    NA     NA   17.7     NA      NA
HIGH             NA    NA    NA     NA   32.6     NA      NA
LOW              NA    NA    NA     NA    2.8     NA      NA
                 -------------------------------------------


--------------
1997 data refers to FYE 8/31/97, etc. All means and medians exclude Mycogen. Currency are converted at current exchange rates.
EPS projections are based on I/B/E/S consensus; other projections are based on selected brokers' research
When not available, depreciation and amortization are estimated as a percentage of sales based on the latest released data.
When not available, LTM data is based on selected brokers' research.
(1) Represents ratio of the 1998E P/E ratio to the estimated 3-5 year earnings growth rate.
(2) LTM operating data are based on press release for LTM ended 5/31/98. Balance sheet data are based on 2/28/98 balance sheet.
(3) Ecogen fiscal year end 10/31.

                                                     WASSERSTEIN PERELLA & CO.
------------------------------------------------------------------------------

MYCOGEN CORPORATION             VALUATION: COMPARABLE COMPANY TRADING ANALYSIS
------------------------------------------------------------------------------
SELECTED SEED COMPARABLE COMPANIES ANALYSIS FOR FISCAL YEAR 1994-1997


                                EBITDA MARGIN                         EBIT MARGIN
                        -------------------------------    ---------------------------------
                         1994    1995     1996    1997       1994    1995     1996     1997
                        ------ -------   ------  ------    -------  -------  -------  ------
Mycogen                 (5.3%)  (5.8%)   (8.7%)   3.4%     (11.0%)  (13.7%)  (14.5%)  (1.3%)

Pioneer Hi-Bred         25.4%   23.1%    24.6%   25.3%      20.4%    18.3%    20.2%   20.3%
Dekalb Genetics         10.2%   11.1%    11.4%   13.5%       6.6%     7.6%     8.5%   10.5%
Delta & Pine Land       19.3%   22.5%    20.4%   20.3%      16.1%    19.4%    17.7%   17.5%
Agribiotech (1)            NM  (27.0%)   (9.0%)  (0.7%)        NM   (29.9%)  (11.2%)  (2.4%)

                        --------------------------------------------------------------------
     MEAN               18.3%    7.4%    11.8%   14.6%      14.4%     3.8%    8.8%    11.5%
     MEDIAN             19.3%   16.8%    15.9%   16.9%      16.1%    12.9%   13.1%    14.0%
                        --------------------------------------------------------------------


                              NET INCOME MARGIN                    R&D/TOTAL REVENUE
                        -------------------------------    ---------------------------------
                         1994    1995     1996    1997       1994    1995     1996     1997
                        ------ -------   ------  ------    -------  -------  -------  ------
Mycogen                 (8.8%) (14.1%)  (19.6%)  (8.5%)     16.1%    18.7%    15.2%   11.4%

Pioneer Hi-Bred         12.4%   11.9%    13.0%   13.6%       7.7%     8.5%     7.9%    8.2%
Dekalb Genetics          3.5%    3.0%     4.4%    6.4%      13.8%    13.3%    12.3%   12.7%
Delta & Pine Land        9.7%   11.1%    10.5%   10.7%       6.8%     6.7%     6.4%    7.4%
Agribiotech (1)            NM  (29.6%)  (12.8%)  (4.1%)        NM     1.2%     0.2%    1.8%

                        --------------------------------------------------------------------
     MEAN                8.6%   (0.9%)    3.8%    6.7%       9.4%     7.4%     6.7%    7.5%
     MEDIAN              9.7%    7.0%     7.4%    8.6%       7.7%     7.6%     7.1%    7.8%
                        --------------------------------------------------------------------

                            SELLING/TOTAL REVENUES                     G&A MARGIN
                        -------------------------------    ---------------------------------
                         1994    1995     1996    1997       1994    1995     1996     1997
                        ------ -------   ------  ------    -------  -------  -------  ------
Mycogen                 22.4%   20.8%    24.3%   19.8%      14.9%    11.7%    12.7%    8.5%

Pioneer Hi-Bred         22.7%   23.1%    22.2%   21.0%       8.3%     8.2%     7.5%    7.3%
Dekalb Genetics         19.3%   20.2%    18.8%   18.2%       5.7%     8.1%     8.3%    7.6%
Delta & Pine Land        7.2%    7.7%     6.2%    6.0%      10.1%     9.7%     6.1%    5.5%
Agribiotech (1)            NA      NA       NA      NA         NA       NA       NA      NA

                        --------------------------------------------------------------------
     MEAN               16.4%   17.0%    15.7%   15.1%       8.0%      8.7%    7.3%    6.8%
     MEDIAN             19.3%   20.2%    18.8%   18.2%       8.3%      8.2%    7.5%    7.3%
                        --------------------------------------------------------------------

                                DAYS RECEIVABLE                   DAYS OF INVENTORY
                        -------------------------------    ---------------------------------
                         1994    1995     1996    1997       1994    1995     1996     1997
                        ------ -------   ------  ------    -------  -------  -------  ------
Mycogen                   86     89        70      70        182      181      143      162

Pioneer Hi-Bred           39     38        44      52        213      239      189      205
DeKalb Genetics (2)(3)    53     65        48      42        218      235      177      217
Delta & Pine Land         11     19       157     187        144      130      153      133
Agribiotech (1)           NM     54       104      95         NM      145      136      170

                        --------------------------------------------------------------------
     MEAN                 34     44        88      94        192      187      164      181
     MEDIAN               39     46        76      74        213      190      165      188
                        --------------------------------------------------------------------


                                 DAYS PAYABLE                    NET DEBT/BOOK EQUITY
                        -------------------------------    ---------------------------------
                         1994    1995     1996    1997       1994    1995     1996     1997
                        ------ -------   ------  ------    -------  -------  -------  ------
Mycogen                   22     36        33      60      (30.02%) (13.5%)  (36.7%)   19.5%

Pioneer Hi-Bred           48     33        44      40       (6.1%)    4.9%    (4.8%)    1.7%
DeKalb Genetics (2)(3)    14     15        24      24      102.1%    98.8%    36.6%    60.8%
Delta & Pine Land         28     40        55      59       31.8%    11.0%    48.3%    39.9%
Agribiotech (1)           NM     56        82      77      (45.4%)   (9.3%)   29.9%    56.4%

                        --------------------------------------------------------------------
     MEAN                 30     36        51      50       20.6%    26.4%    27.5%    39.7%
     MEDIAN               28     36        50      49       12.8%     8.0%    33.2%    48.2%
                        --------------------------------------------------------------------


--------------

NOTE: DAYS CALCULATION ASSUMES 360-DAY A YEAR AND ALL MEANS AND MEDIANS
      EXCLUDE MYCOGEN DATA
(1) Agribiotech changed its fiscal year end in 1995. 1995 data are based on nine-month period ended 6/30/95. 1997 data are not pro forma of acquisition because no pro forma balance sheet number available for ratio calculations.
(2)  Data not available to separate trade receivables from note receivables.
(3)  Accounts Payable includes only trade accounts payable.

                                                     WASSERSTEIN PERELLA & CO.
------------------------------------------------------------------------------

MYCOGEN CORPORATION                            VALUATION: COMPARABLE COMPANY TRADING ANALYSIS
---------------------------------------------------------------------------------------------
SELECTED AG-BIOTECHNOLOGY COMPARABLE COMPANIES ANALYSIS FOR FISCAL YEAR 1994-1997

                                     EBITDA MARGIN                                  EBIT MARGIN
                          -------------------------------------        -------------------------------------
                          1994       1995       1996       1997        1994       1995       1996       1997
                          ----       ----       ----       ----        ----       ----       ----       ----
MYCOGEN                   (5.3%)     (5.8%)     (8.7%)      3.4%       (11.0%)   (13.7%)    (14.5%)     (1.3%)

DNAP HOLDING (1)         (12.9%)      4.0%      (5.9%)     (4.3%)      (18.0%)     2.3%      (7.6%)     (6.6%)
ECOGEN (1)(2)           (174.2%)   (114.4%)    (19.4%)    (59.0%)     (179.1%)  (119.8%)    (22.0%)    (70.6%)

        ------------------------------------------------------------------------------------------------------
        MEAN             (93.6%)    (55.2%)    (12.7%)    (31.7%)     (98.6%)    (58.7%)    (14.8%)    (38.6%)
        MEDIAN           (93.6%)    (55.2%)    (12.7%)    (31.7%)     (98.6%)    (58.7%)    (14.8%)    (38.6%)
        ------------------------------------------------------------------------------------------------------

                                   DAYS RECEIVABLE                                  DAYS OF INVENTORY
                          -------------------------------------        -------------------------------------
                          1994       1995       1996       1997        1994       1995       1996       1997
                          ----       ----       ----       ----        ----       ----       ----       ----
MYCOGEN                    86         89         70         70          182        181        143        162

DNAP HOLDING (2)           NA         45         51         38           NA         30         41         24
ECOGEN                     46         23         41         54          403        415        433        478

        ------------------------------------------------------------------------------------------------------
        MEAN               46         34         46         46          403        222        237        251
        MEDIAN             46         34         46         46          403        222        237        251
        ------------------------------------------------------------------------------------------------------

                                    NET INCOME MARGIN                          R&D/TOTAL REVENUES
                          -------------------------------------        -------------------------------------
                          1994       1995       1996       1997        1994       1995       1996       1997
                          ----       ----       ----       ----        ----       ----       ----       ----
Mycogen                   (8.8%)    (14.1%)    (19.6%)    (8.5%)       16.1%      18.7%      15.2%      11.4%

DNAP Holding (1)         (10.6%)     (1.9%)     (8.8%)     (7.2%)       0.0%       0.0%       7.3%       2.8%
Ecogen (1)(2)           (171.5%)   (148.7%)    (17.5%)    (75.1%)      37.6%      63.6%      25.1%      32.6%

        ------------------------------------------------------------------------------------------------------
        MEAN             (91.0%)    (75.3%)    (13.1%)    (41.2%)     (18.8%)    (31.8%)    (16.2%)    (17.7%)
        MEDIAN           (91.0%)    (75.3%)    (13.1%)    (41.2%)     (18.8%)    (31.8%)    (16.2%)    (17.7%)
        ------------------------------------------------------------------------------------------------------

                                    DAYS PAYABLE                               NET DEBT/BOOK EQUITY
                         -------------------------------------        -------------------------------------
                         1994       1995       1996       1997        1994       1995       1996       1997
                         ----       ----       ----       ----        ----       ----       ----       ----
Mycogen                    22         36         33         60        (30.2%)    (13.5%)    (36.7%)     19.5%

DNAP Holding (2)           NA         34         39         22           NA      276.8%      67.6%     191.9%
Ecogen                     98        179        221        227        (91.5%)    (21.0%)    (57.7%)     31.7%

        ------------------------------------------------------------------------------------------------------
        MEAN               98        107        130        125        (91.5%)    127.9%       4.9%     111.8%
        MEDIAN             98        107        130        125        (91.5%)    127.9%       4.9%     111.8%
        ------------------------------------------------------------------------------------------------------

------------------
NOTE: DAYS CALCULATION ASSUMES 360-DAY A YEAR AND ALL MEANS AND MEDIANS EXCLUDE
      MYCOGEN DATA
(1) R&D expenses includes both self-funded expenses and purchased R&D expenses
(2) Ecogen changed its fiscal year end in 1994. 1994 data are based on ten-month period ended 10/31/94
(3) Data not available to separate accounts payable from accrued expenses for 1995


MYCOGEN CORPORATION                            VALUATION: COMPARABLE COMPANY TRADING ANALYSIS
---------------------------------------------------------------------------------------------
SELECTED COMPARABLE COMPANIES QUARTERLY ANALYSIS FOR LTM

                                     EBITDA MARGIN                                  EBIT MARGIN
                          --------------------------------------        --------------------------------------
                          1-QTR       2-QTR      3-QTR     4-QTR        1-QTR       2-QTR      3-QTR     4-QTR
                          -----       -----      -----     -----        -----       -----      -----     -----
Mycogen (1)               (6.2%)     (39.4%)     10.3%        NA       (16.4%)     (51.2%)      6.2%     10.6%

Pioneer Hi-Bred          (35.2%)     (84.8%)      9.3%     41.8%       (52.8%)    (112.7%)      2.3%     40.2%
Dekalb Genetics          (19.4%)      14.8%      14.6%      5.0%       (53.0%)       9.1%      12.3%      3.1%
Delta & Pine Land            NM      (98.9%)     23.2%     22.9%           NM     (132.8%)     21.1%     21.6%
Agribiotech (2)           (2.3%)       4.2%      (3.6%)     6.6%        (3.8%)       2.6%      (6.5%)     4.6%

        ------------------------------------------------------------------------------------------------------
        MEAN             (19.0%)     (41.2%)     10.9%   (19.0%)      (36.5%)     (58.4%)      7.3%    (36.5%)
        MEDIAN           (19.4%)     (40.3%)     12.0%   (19.4%)      (52.8%)     (55.0%)      7.3%    (52.8%)
        ------------------------------------------------------------------------------------------------------

                                   DAYS RECEIVABLE                                  DAYS OF INVENTORY
                          --------------------------------------        --------------------------------------
                          1-QTR       2-QTR      3-QTR     4-QTR        1-QTR       2-QTR      3-QTR     4-QTR
                          -----       -----      -----     -----        -----       -----      -----     -----

Mycogen (1)(3)(4)         109          136         61         NA           257         633        178        NA

Pioneer Hi-Bred (3)       162          270        101         38           558        1,433       490        72
Dekalb Genetics (3)(5)    357           63         31         72         1,361          819       193       103
Delta & Pine Land          NM          185         96        131            NM        1,882       138        62
Agribiotech (2)            64           62         55         61           113           67       165       104

        ------------------------------------------------------------------------------------------------------
        MEAN              194          145         71        194           677         1,050      246       677
        MEDIAN            162          124         76        162           558         1,126      179       558
        ------------------------------------------------------------------------------------------------------

                                    NET INCOME MARGIN                          R&D/TOTAL REVENUES
                          --------------------------------------        --------------------------------------
                          1-QTR       2-QTR      3-QTR     4-QTR        1-QTR       2-QTR      3-QTR     4-QTR
                          -----       -----      -----     -----        -----       -----      -----     -----
Mycogen (1)              (48.4%)     (58.4%)      (4.5%)    3.4%        22.3%       26.6%       9.6%        NA

Pioneer Hi-Bred          (29.6%)     (69.6%)      (0.3%)   27.8%        30.3%       43.0%      12.6%       3.3%
Dekalb Genetics          (20.1%)       4.3%        9.0%     1.3%        23.1%       10.2%      14.4%      16.2%
Delta & Pine Land            NM      (87.4%)      12.6%    12.2%           NM       68.0%       5.1%       3.8%
Agribiotech (2)           (6.2%)       1.9%       (6.1%)    6.5%         2.0%        1.1%       2.0%       0.7%

        ------------------------------------------------------------------------------------------------------
        MEAN             (18.6%)    (37.7%)        3.8%   (18.6%)       26.7%       30.6%       8.5%      18.5%
        MEDIAN           (20.1%)    (33.8%)        4.3%   (20.1%)       23.1%       26.6%       8.9%      23.1%
        ------------------------------------------------------------------------------------------------------

                                    DAYS PAYABLE                               NET DEBT/BOOK EQUITY
                          --------------------------------------        --------------------------------------
                          1-QTR       2-QTR      3-QTR     4-QTR        1-QTR       2-QTR      3-QTR     4-QTR
                          -----       -----      -----     -----        -----       -----      -----     -----
Mycogen (1)(3)(4)            95        255          50        NA         19.5%      43.9%        6.7%        NA

Pioneer Hi-Bred (3)         108        600         107        23          1.7%       3.1%      (42.1%)    (14.8%)
Dekalb Genetics (3)(5)      153        299          51         7         60.8%      83.2%       49.3%     106.2%
Delta & Pine Land            NM        898          36        12         39.9%      63.8%       94.6%      65.4%
Agribiotech (2)              52         53          70        41         56.4%      31.0%       (1.7%)     37.0%

        --------------------------------------------------------------------------------------------------------
        MEAN                104        463          66       104         39.7%      45.3%       25.0%      39.7%
        MEDIAN              108        449          61       108         48.2%      47.4%       23.8%      48.2%
        --------------------------------------------------------------------------------------------------------

----------------
NOTE: DAYS CALCULATION ASSUMES 360-DAY A YEAR AND ALL MEANS AND MEDIANS
      EXCLUDE MYCOGEN DATA
(1) Mycogen 10-Q for quarter ended 5/28/98 is still unavailable and all information for the quarter based on the press release
(2) Agribiotech data are not pro forma of acquisition
(3) Data not available to separate notes receivable from accounts receivable for quarterly data
(4) 2nd quarter net debts include $14.25 million unsecured note payable to bank that was specified in the 10-K
(5) Accounts Payable includes only trade accounts payable.

MYCOGEN CORPORATION               VALUATION: COMPARABLE COMPANY TRADING ANALYSIS
--------------------------------------------------------------------------------
SELECTED COMPARABLE COMPANIES QUARTERLY ANALYSIS FOR FISCAL YEAR 1997


                                   EBITDA MARGIN                             EBIT MARGIN
                        ------------------------------------      -----------------------------------
                        1-Qtr     2-Qtr     3-Qtr      4-Qtr      1-Qtr     2-Qtr     3-Qtr     4-Qtr
                        -----     -----     -----      -----      -----     -----     -----     -----
Mycogen                (44.7%)     8.3%     13.5%      (6.2%)    (55.4%)     5.5%     10.6%    (16.4%)

Pioneer Hi-Bred        (57.8%)     6.1%     41.8%     (35.2%)    (78.9%)    (2.3%)    40.0%    (52.8%)
Dekalb Genetics         11.0%     16.1%     14.2%     (19.4%)      6.4%     14.5%     12.5%    (53.0%)
Delta & Pine Land      (82.8%)    25.2%     29.5%         NM    (101.6%)    23.3%     28.4%        NM
Agribiotech (1)        (14.0%)    (4.1%)     8.6%      (2.3%)    (16.4%)    (6.1%)     7.0%     (3.8%)

             ------------------------------------------------------------------------------------------
               MEAN    (35.9%)    10.8%     23.5%     (19.0%)    (47.6%)     7.4%     22.0%    (36.5%)
               MEDIAN  (35.9%)    11.1%     21.8%     (19.4%)    (47.7%)     6.1%     20.4%    (52.8%)
             ------------------------------------------------------------------------------------------


                                 NET INCOME MARGIN                        R&D/TOTAL REVENUES
                        ------------------------------------      -----------------------------------
                        1-Qtr     2-Qtr     3-Qtr      4-Qtr      1-Qtr     2-Qtr     3-Qtr     4-Qtr
                        -----     -----     -----      -----      -----     -----     -----     -----
Mycogen                (54.7%)     3.7%      6.8%     (48.4%)     26.3%      7.8%      6.9%     22.3%

Pioneer Hi-Bred        (50.0%)    (0.8%)    25.8%     (29.6%)     33.3%     12.5%      3.1%     30.3%
Dekalb Genetics          3.1%      8.5%      7.3%     (20.1%)      8.9%     13.2%     12.8%     23.1%
Delta & Pine Land      (65.5%)    14.1%     17.9%         NM      41.0%      5.2%      3.3%        NM
Agribiotech            (16.9%)    (8.9%)     6.4%      (6.2%)      1.2%      2.1%      1.4%      2.0%

             ------------------------------------------------------------------------------------------
               MEAN    (32.3%)     3.2%     14.3%     (18.6%)     21.1%      8.3%      5.2%     18.5%
               MEDIAN  (33.5%)     3.9%     12.6%     (20.1%)     21.1%      8.8%      3.2%     23.1%
             ------------------------------------------------------------------------------------------



                                  DAYS RECEIVABLE                          DAYS OF INVENTORY
                        ------------------------------------      -----------------------------------
                        1-Qtr     2-Qtr     3-Qtr      4-Qtr      1-Qtr     2-Qtr     3-Qtr     4-Qtr
                        -----     -----     -----      -----      -----     -----     -----     -----
Mycogen (2)(3)            129        61        85        109        761       145        89       257

Pioneer Hi-Bred (2)       178        79        34        162      1,490       515        68       558
Dekalb Genetics (2)(4)     69        33        79        357        526       147        97     1,361
Delta & Pine Land          92        99        99         NM      1,067       144        50        NM
Agribiotech (1)            97        61        81         64        289       189       122       113

             ------------------------------------------------------------------------------------------
               MEAN       109        68        73        194        843       249        84       677
               MEDIAN      94        70        80        162        796       168        83       558
             ------------------------------------------------------------------------------------------


                                   DAYS PAYABLE                          NET DEBT/BOOK EQUITY
                        ------------------------------------      -----------------------------------
                        1-Qtr     2-Qtr     3-Qtr      4-Qtr      1-Qtr     2-Qtr     3-Qtr     4-Qtr
                        -----     -----     -----      -----      -----     -----     -----     -----
Mycogen (2)(3)            216        40        25         95      (3.4%)     8.4%     24.5%     19.5%

Pioneer Hi-Bred (2)       718       147        29        108      19.3%    (30.8%)    (9.7%)     1.7%
Dekalb Genetics (2)(4)    249        44        11        153      71.8%     35.7%     72.4%     60.8%
Delta & Pine Land         314        38        12         NM      66.1%    103.1%     34.7%     39.9%
Agribiotech (1)           104        92        64         52     (16.8%)    60.4%     64.3%     56.4%

             ------------------------------------------------------------------------------------------
               MEAN       346        80        29        104      35.1%     42.1%     40.4%     39.7%
               MEDIAN     281        68        21        108      42.7%     48.0%     49.5%     48.2%
             ------------------------------------------------------------------------------------------

----------------------
NOTE: DAYS CALCULATION ASSUMES 360-DAY A YEAR AND ALL MEANS AND MEDIANS EXCLUDE MYCOGEN DATA
(1) Agribiotech data are not pro forma of acquisition
(2) Data not available to separate notes receivable from accounts receivable for quarterly data
(3) 2nd and 3rd quarter net debts include $14.25 million unsecured note payable to bank that was specified in the 10-K
(4) Accounts Payable includes only trade accounts payable

                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN CORPORATION
-----------------------------------------------------------------------------



                          ---------------------------
                             VALUATION: COMPARABLE
                              ACQUISITION ANALYSIS
                          ---------------------------



                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN CORPORATION                VALUATION: COMPARABLE ACQUISITION ANALYSIS
-----------------------------------------------------------------------------
SELECTED COMPARABLE ACQUISITION/VALUATION MULTIPLES

                                                                                                                  IMPLIED VALUE OF
                                                                                        ADJUSTED PURCHASE PRICE/       EQUITY/
                                                                                        ------------------------  ----------------
                                                       IMPLIED VALUE      ADJUSTED       LTM      LTM      LTM      NET      BOOK
TARGET                       ACQUIRER     CLOSE DATE     OF EQUITY     PURCHASE PRICE   SALES    EBITDA    EBIT    INCOME    VALUE
-------------------------    ----------   ----------   -------------   --------------   -----    ------    ----    ------    -----
SEEDS COMPANIES
---------------
Delta & Pine Land            Monsanto       Pending       $1,832.5       $1,906.7       9.87 x   69.8 x   89.6 x      NM x   25.1 x

Sunseeds                     AgrEvo         10/6/97             NA             NA       2.20 x   13.1 x   18.0 x      NA x     NA x

Pioneer Hi-Bred
 (16.6% stake)               DuPont         9/18/97       $1,700.0       $1,700.0       4.60 x   18.4 x   22.6 x    33.9 x    8.9 x

Holden's Foundation Seeds    Monsanto        9/4/97             NA         $975.0 (1)  21.67 x     NA x     NA x      NA x     NA x

Asgrow Corn & Seed           Monsanto        2/4/97             NA         $240.0       1.41 x     NA       NA        NA       NA

Morgan Seeds                 Mycogen Corp.  10/1/96          $40.9          $40.9       1.10 x     NA       NA        NA       NA

Agracetus (W.R. Grace)       Monsanto       5/21/96         $150.0         $150.0         NA       NA       NA        NA       NA

Sure Grow                    Delta & Pine   5/21/96          $70.0          $78.9       3.47     17.5     19.1      29.9      3.2
                              Land

Jacobs Henz Seed (Monsanto)  Delta & Pine    2/5/96             NA             NA         NA       NA       NA        NA       NA
                              Land

Cargill - Cotton & Seed      Delta & Pine    5/3/94             NA             NA         NA       NA       NA        NA       NA
                              Land

     ---------------------------------------------------------
     Mean Sales Multiple      (2)                       6.33 x
     Median Sales Multiple    (2)                       3.47 x
     Implied Mycogen Enterprise Value Rante    $757 - $1,381
     ---------------------------------------------------------

-------------
(1) Final terms not disclosed; purchase price assumes maximum expected price.

                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN CORPORATION                VALUATIONS:  COMPARABLE ACQUISITION ANALYSIS
-------------------------------------------------------------------------------
SELECTED COMPARABLE ACQUISITION/VALUATION MULTIPLES


                                                                                        ADJUSTED PURCHASE PRICE/       EQUITY/
                                                                                        ------------------------ ---------------
                                                      IMPLIED VALUE      ADJUSTED        LTM    LTM      LTM      NET      BOOK
TARGET                       ACQUIRER    CLOSE DATE     OF EQUITY     PURCHASE PRICE    SALES   EBITDA   EBIT    INCOME    VALUE
-------------------------    ----------  ----------  -------------   ---------------   ------   ------   ----    ------    -----
BIOTECH COMPANIES/
MINORITY STAKES)

Calene (Minority Buy-in)     Monsanto      5/22/97     $534.1 (1)      $567.3 (1)      2.86 x     NM x    NM x    NM x    6.3 x

MYCOGEN                      DowElanco    12/4/96      $587.9 (1)      $556.7 (1)      3.50 x     NM x    NM x    NM x    3.4 x
  (1mm shares)

Calgene Inc.                 Monsanto     11/13/96     $573.1 (1)      $620.5 (1)      6.50 x     NM x    NM x    NM x    6.1 x
  (6.25mm shares)

DeKalb Genetics Corp.        Monsanto      3/8/96      $417.3 (1)      $533.4 (1)      1.70 x   15.9 x  23.4 x  33.4 x    3.1 x
  (10% of voting shrs and
  8% of non-voting shrs)

Mycogen                      Pioneer       9/18/95     $257.3(1)       $196.9 (1)      1.70 x     NM x    NM x    NM x    2.3 x
                             Hi-Bred

                             ----------------------------------------------------------------
                             Mean Sales Multiple                                       3.25 x
                             Medium Sales Multiple                                     2.86 x
                             Implied Mycogen Enterprise Value Range             $623 - $709
                             ----------------------------------------------------------------


------------------------
(1) Calculated by translating the price that acquiror paid for part of the target into price for the entire company


                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN CORPORATION                VALUATIONS:  COMPARABLE ACQUISITION ANALYSIS
-------------------------------------------------------------------------------
SELECTED COMPARABLE ACQUISITION/VALUATION MULTIPLES (CONT'D)


                                                                                        ADJUSTED PURCHASE PRICE/       EQUITY/
                                                                                        ------------------------ ---------------
                                                      IMPLIED VALUE      ADJUSTED        LTM    LTM      LTM      NET      BOOK
TARGET                       ACQUIRER    CLOSE DATE     OF EQUITY     PURCHASE PRICE    SALES   EBITDA   EBIT    INCOME    VALUE
-------------------------    ----------  ----------  -------------   ---------------   ------   ------  -----    ------    -----
BIOTECH COMPANIES/
MAJORITY STAKES)

Monsanto                     American     Pending (1) $35,563.7       $39,134.7         5.09 x  70.8 x    NM x    NM x      6.3 x
                             Home Products

Plant Breeding Int'l         Monsanto     Pending        $523.0          $523.0        19.96 x    NA      NA      NA         NA
  (Unilever)

Dekalb Genetics              Monsanto     Pending      $3,771.2 (2)    $3,881.2 (2)     8.28 x  61.2 x  79.7 x    NM x     16.9 x
  (6.25mm shares)

Zeneca                       Moge         5/13/97         $73.6           $73.6        12.80 x    NM x    NM x    NM x       NA

Bionova (ELM)                DNA Plant    9/27/96         $63.4           $67.9           NM x    NM x    NM x    NM x       NA
                             Tech.

Plant Genetic Systems        AgrEvo       8/30/96        $733.0          $733.0           NM x    NM x    NM x    NM x       NA

Calgene Inc.                 Monsanto     4/1/96         $299.8 (2)      $268.0 (2)     4.80 x    NM x    NM x    NM x      3.1 x
  (49.9% shares)

Mycogen                      DowElesco    3/8/96         $444.7 (2)      $358.1 (2)     2.90 x    NM x    NM x    NM x      2.3 x
  (9.5mm shares)

United AgriSeeds Inc.        Mycogen      2/28/96         $72.4           $72.4           NA      NA      NA      NA         NA

Lubritol                     Mycogen      1/15/96            NA              NA           NA      NA      NA      NA         NA

                             ----------------------------------------------------------------
                             Mean Sales Multiple                                       7.78 x
                             Medium Sales Multiple                                     5.09 x
                             Implied Mycogen Enterprise Value Range         $1,111 - $1,689
                             ----------------------------------------------------------------


------------------------
(1) Monsanto operating data are not pro forma of all announced acquisitions and acquisitions Monsanto is currently bidding
(2) Calculated by translating the price that acquiror paid for part of the target into price for the entire company


                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN CORPORATION                    VALUATION: COMPARABLE ACQUISITON ANALYSIS
--------------------------------------------------------------------------------
PREMIUM ANALYSIS FOR ACQUISITIONS BY MAJORITY SHAREHOLDERS WITH DEAL SIZES BETWEEN $100MM - $550MM(1)

                                                                                           SELLER CLOSING PRICE PRE-ANNOUNCEMENT/
                                                                                                    ACQUISITION PREMIUM
                                                        ANN. DEAL  PER SHARE             -----------------------------------------
                                                 ANN.      VALUE       ACQ.   % BEING    1-DAY  30-DAY   60-DAY    90-DAY  120-DAY
ACQUIROR           SELLER                        DATE      ($MM)      PRICE   ACQUIRED   PREM.    PREM.    PREM.    PREM.   PREM.
--------           ------                        ----      -----      -----   --------   -----   ------  -------- --------  ------
DOW                MYCOGEN CORP. (BIOTECH)       5/1/98   $778.5     $20.50   31.2%       0.0%    12.3%    20.6%    (0.6%)   7.2%

Monsanto Co.       Calgene Inc. (Biotech)        1/28/97   242.6       8.00   43.7%      45.5%    60.0%    45.5%    64.1%   60.0%

Novartis AG        SyStemix Inc. (Biotech)       5/27/96   119.4      19.50   26.8%      77.3%    59.2%    48.6%    39.3%   52.9%

Investor Group     BET Holdings Inc.             3/17/98  $471.6     $63.00   42.0%       4.0%    17.5%    18.0%    17.8%   20.9%

Telephone and
  Data Systems     United States Cellular Corp. 12/18/97   539.2      33.00   19.3%       0.0%     1.1%   (5.2%)    (1.3%)  10.5%

Telephone and
  Data Systems     Aerial Communications Inc.   12/18/97   107.6       8.19   17.5%       0.0%    (1.5%) (14.9%)   (12.7%)   7.4%

Rexel, S.A.        Rexel, Inc.                   8/29/97   290.1      22.50   49.5%      19.2%    25.9%   25.9%     24.1%   32.4%

Anthem Inc.        Acordia Inc.                   6/2/97   172.7      40.00   33.2%      12.7%    26.5%   25.5%     26.0%   43.5%

Enron Corp.        Enron Global Power &
                     Pipelines                   5/14/97   428.0      33.83   48.0%      11.8%    20.8%   19.2%     12.8%   24.1%

Petrofina S.A.     Fina Inc.                     2/25/97   257.0      60.00   14.6%      19.7%    18.2%   24.7%     16.2%   11.1%

Mafco Holdings
  Inc.             Mafco Consolidated Group      1/21/97   116.8      33.50   15.0%      23.5%    30.1%   17.0%     40.3%   10.3%

Zurich
  Versicherungs    Zurich Reinsurance Center     1/13/97   319.0      36.00   34.0%      17.1%    12.1%   15.7%     18.5%   17.1%

Andrews Group Inc. Toy Biz Inc.(2)              11/20/96   208.2      22.50   33.0%      29.5%    20.0%   37.4%     52.5%   31.4%

COBE Laboratories
  Inc.             REN Corp.-USA                 7/14/95   177.7      20.00   47.0%      27.0%    35.6%   29.0%     35.6%   29.6%

BIC SA             Bic Corp.                     5/19/95   212.6      40.50   22.0%      13.3%    30.1%   28.1%     29.1%   37.9%

Club Mediterranee
  S.A.             Club Med Inc.                  4/5/95   153.4      32.00   33.0%      41.4%    45.5%   42.2%     36.2%   35.4%


----------------------------------------------------------------------------------------------------------------------------------
Mean                                                                          31.9%      22.8%    26.7%   23.8%     26.6%   28.3%
Median                                                                        33.0%      19.2%    25.9%   25.5%     26.0%   29.6%
Maximum                                                                       49.5%      77.3%    60.0%   48.6%     64.1%   60.0%
Minimum                                                                       14.6%       0.0%    (1.5%) (14.9%)   (12.7%)   7.4%

Mean/Median for Biotech Transactions                                          35.2%      61.4%    59.6%   47.0%     51.7%   56.5%

MYCOGEN CORP. DATA                                                                      $20.50   $18.25  $17.00    $20.63  $19.13
IMPLIED SHARE PRICE BASED ON MEDIAN                                                     $24.44   $22.97  $21.33    $25.98  $24.78
IMPLIED SHARE PRICE BASED ON MEDIAN FOR BIOTECH TRANSACTIONS                            $33.08   $29.13  $24.99    $31.29  $29.93
----------------------------------------------------------------------------------------------------------------------------------

---------------------------
(1) Source: Securities Data Company
(2) The deal was later withdrawn
Note: Unless noted, days referred to are calender days.

                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN CORPORATION                    VALUATION: COMPARABLE ACQUISITON ANALYSIS
--------------------------------------------------------------------------------
PREMIUM ANALYSIS -- MONSTANTO/DEKALB GENETICS


                                                                                    Premium to Prior Price
                                                                     ----------------------------------------------------
Annc. Date      Shares(3)   % Total    Cumm%     Price/Share(3)      1-day           1-Week        4-Weeks        8-Weeks
----------      ---------   -------    -----     --------------      -----           ------        -------        -------
  2/11/96         0.49       1.4%        1.4%        $10.83       $11.42  (5%)    $10.96  (1%)    $7.83  38%     $7.58  43%
  2/11/96         2.27       6.6%        8.0%        $10.83       $11.42  (5%)    $10.96  (1%)    $7.83  38%     $7.58  43%
  2/11/96        10.34      29.9%       37.8%        $11.83       $11.42   4%     $10.96   8%     $7.83  51%     $7.58  56%
    N/A           0.71       2.1%       39.9%        $38.26 (4)
   5/9/98        20.81      60.1%      100.0%       $100.00       $74.13  35%     $69.50  44%    $70.81  41%    $70.19  42%
                ------
   TOTAL         34.61


                                                           Weighted Avg.      Latest Acq.
                                                           -------------      -----------
                       PURCHASE PRICE PER SHARE                   $65.29         $100.00
                       Shares Outstanding (2)                       36.3            36.3
                                                                    ----            ----
                       Aggregate Purchase Value                 $2,371.9        $3,632.7
                       Net Debt (2/98)                             110.0           110.0
                                                                   -----           -----
                       ADJUSTED AGGREGATE PURCHASE VALUE        $2,481.9        $3,742.7

                       LTM Sales (2/98)                           $468.6          $468.6
                       ADJUSTED AGGREGATE PURCHASE VALUE/SALES     5.30X           7.99X

---------------------
(1) Estimated based on analyst estimates and news articles
(2) Represents common equivelent shares based on respective prices
(3) Split adjusted
(4) Estimated average share price. Specific dates were not available

                                                       WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------

MYCOGEN CORPORATION                 Valuation: Comparable Acquisition Analysis
------------------------------------------------------------------------------
PREMIUM ANALYSIS - DOW/MYCOGEN


                           TOTAL %
                    -------------------
                        PRE      POST                                     PREMIUM TO PRIOR PRICE
                                                          ------------------------------------------------------
ANNC. DATE    SHARES   TRANS.   TRANS.   PRICE/SHARE         1-DAY          1-WEEK         4-WEEKS        8-WEEKS
----------    ------   ------   ------   -----------         -----          ------         --------       --------
 1/15/96        4.45    18.1%    12.3%        $16.27         $16.00    2%   $14.25  14%    $13.88   17%   $13.00    25%
 1/15/96        9.50    38.6%    26.3%        $13.28         $16.00 (17%)   $14.25 (7%)    $13.88  (4%)   $13.00   (2%)
   1996         0.85     3.4%     2.3%        $17.21(1)
 12/3/96        1.00     4.1%     2.8%        $16.75         $16.75    0%   $16.75   0%    $15.75    6%   $14.38    17%
   1997         2.29     9.3%     6.3%        $23.20(2)
  1/9/98        0.48     2.0%     1.3%        $19.46         $19.25    1%   $19.13   2%    $19.75  (1%)   $19.94   (2%)
 1/16/98        3.76    15.3%    10.4%        $19.94         $18.75    6%   $19.13   4%    $19.13    4%   $19.88     0%
   1998         0.30     1.2%     0.8%        $19.48
 3/13/98        2.00     8.1%     5.5%        $20.06         $18.31   10%   $18.75   7%    $20.63  (3%)   $21.75   (8%)
               -----   ------   ------        ------
SUBTOTAL       24.63   100.0%    68.2%        $16.78
   Final       11.48             31.8%
               -----            -----
   TOTAL       36.11            100.0%



ASSUMED FINAL BLOCK PURCHASE PRICE/SHARE         $ 20.50    $ 25.00    $ 30.00    $ 35.00

Cum. Wtd. Avg. Price                               17.96     $19.39    $ 20.98    $ 22.57
Shares Outstanding (3)                              37.9       38.4       38.8       39.0
                                                    ----       ----       ----       ----
Aggregate Purchase Value                          $681.6     $744.9     $813.5     $880.8
Net Debt (2/98)                                     13.7       13.7       13.7       13.7
                                                    ----       ----       ----       ----
ADJUSTED AGGREGATE PURCHASE VALUE                 $695.2     $758.6     $827.1     $894.5

LTM Sales (2/98)                                  $214.0     $214.0     $214.0     $214.0
ADJUSTED AGGREGATE PURCHASE VALUE/SALES            3.25x      3.55x      3.87x      4.18x

--------------------------------------------
(1) Weighted average price of various open market purchases made during 1996
(2) Weighted average price of various open market purchases made during 1997
(3) Represents common equivalent shares based on respective purchase prices for final share blocks

MYCOGEN CORPORATION
-----------------------------------------------------------------------------


                          ---------------------------

                             STRATEGIC ALTERNATIVES

                          ---------------------------


                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN CORPORATION                                    STRATEGIC ALTERNATIVES
-----------------------------------------------------------------------------
POTENTIAL BUSINESS STRATEGIES

OPINION I

1.  NEGOTIATE A FAIR PRICE FOR THE SALE OF ALL OUTSTANDING SHARES TO DOW

    BENEFITS:
    ---------

    - Provides cash payment at attractive share price

    - Eliminates barriers to full cooperation associated with maintaining two separate public companies

    - Resources of the combined company would be better able to realize Mycogen's goal of becoming a leading fully integrated developer, manufacturer and marketer of products used to control pests and improve food production

    ISSUES:
    -------

    - Cash offer eliminates opportunity to participate fully in potential future up-side


                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN CORPORATION                                    STRATEGIC ALTERNATIVES
-----------------------------------------------------------------------------
POTENTIAL BUSINESS STRATEGIES

OPTION II

II. IF UNABLE TO REACH AGREEMENT ON PRICE, NEGOTIATE A SUBSTANTIAL REDUCTION IN DOW'S MYCOGEN SHAREHOLDINGS.

     EXAMPLE:
     --------

     As a major agchem company, Dow's business interests have led Mycogen to focus on product development for row crops such as corn, soybeans, and possibly cotton. These hypercompetitive sectors are not areas which Mycogen would target as an independent entity. Therefore it may be possible for Mycogen to redeem a substantial portion of Dow's shareholdings in the Company for a transfer to Dow of its corn and soybean (and possibly cotton) conventional seed and assorted biotech trait capabilities.

     BENEFITS:
     ---------

     - If a buyout not possible, then an asset separation is preferable to a continuation of status-quo

     - Grants Mycogen freedom to develop its own strategy and to pursue a broader array of external collaborations.

     - Allows Dow to capture full ownership of its most desired Mycogen assets with no further cash outlay

     -  Patent defense litigation expenses follow seed assets to Dow.

     ISSUES:
     -------

     - Taxable transaction for Mycogen with potentially significant liability for capital gains.

     - Dow unlikely to fully exist and residual shareholding (probably - 20%) may discourage new investments from other strategic partners.

     - Niche strategy for Mycogen implies distant profit outlook. Priority focus on row crops has delayed innovation efforts in other agro sectors. WP & Co. model shows relatively low NPV for Mycogen peanut, sunflower, vegetable and cereal applications.

     - Segregation of new crop assets (i.e., breeding stations, trait development, etc.) may be problematic.

     - Requires simultaneous recapitalization of Company to finance its long term growth. Issue of new shares at attractive value in secondary offering should be possible given ongoing public interest in agbiotech.

                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN CORPORATION                                    STRATEGIC ALTERNATIVES
-----------------------------------------------------------------------------
POTENTIAL BUSINESS STRATEGIES

OPTION III

III. IF UNABLE TO REACH AGREEMENT ON PRICE, NEGOTIATE A SUBSTANTIAL REDUCTION IN DOW'S MYCOGEN SHAREHOLDINGS.

     EXAMPLE:

     - Although supported by Dow Agro Sciences, the primary initiative for Dow's buyout of Mycogen's public shareholders appears to be coming from Dow corporate offices in Midland, Michigan, Dow Corporate's interests in agbiotech may be driven by industrial feedstock applications with crop protection and crop quality enhancements seen as secondary benefits. As a result, it may be possible to find a complimentary strategic partner who is focused on the crop aspects of agbiotech but who also has assets or intellectual property which could accelerate or improve the probability of success of agbiotech in industrial applications.

     - One possible scenario is for the third party - after extensive negotiations with Dow and Mycogen - to tender for the remaining public shares of Mycogen and in a subsequent step to:

          i) Merger a complimentary agbiotech asset into Mycogen for newly issued shares; or

          ii) Swap a complimentary agbiotech asset with Dow for a portion of its shareholdings.

                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN CORPORATION                                    STRATEGIC ALTERNATIVES
-----------------------------------------------------------------------------
POTENTIAL BUSINESS STRATEGIES

OPTION III (CONT'D)

In either case, Dow's position is diluted to a 50% level and Mycogen becomes a joint venture vehicle between multinational companies. The target ownership levels can be readily achieved by adjusting the value of the third party asset which is contributed with cash or debt. Among the possible candidates for this strategy include Zeneca or Novartis where the contributed asset would likely be the seed activities of either company.

    BENEFITS:
    ---------

    - Expands the scope of Mycogen's technology base and enhances competitiveness of overall effort in light of recent industry consolidation.

    - Introduction of new entity into the situation may allow Mygogen to realize full third party sale value for remaining public shares.

    ISSUES:
    -------

    - Third parties may be reluctant to invest resources in negotiating a deal if they perceive situation as mere stalking horse for Dow buyout bid.


                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN CORPORATION                                    STRATEGIC ALTERNATIVES
-----------------------------------------------------------------------------
POTENTIAL BUSINESS STRATEGIES

OPTION IV

IV. IN THE EVENT OF A DEADLOCK, DEVELOP AND EXPEDITIOUSLY IMPLEMENT A COMPREHENSIVE, LONG-TERM FINANCING PLAN FOR THE COMPANY.

     EXAMPLE:
     --------

     - Given existing Dow proposal, current Mycogen share price and preliminary WP & Co. valuation, value gap looks substantial and stand-off a reasonable possibility. In recent past, the Company has deferred developing any long-term financial plan due to Dow support and influence. With any deadlock, there is a prospect for a reduction in Dow contributions as well as a need for expanded funding by Company to accelerate its own initiatives. Mycogen's weak balance sheet and operating exposure to uncontrollable variables strongly suggest a need for contingency plans.

     BENEFITS:
     ---------

     -  Credible back-up plan can provide useful leverage in Dow negotiations.

     - Rapid rate of agbiotech developments: M & A, litigation, '98 growing season results, scientific discoveries, etc., may trigger sudden shift in Dow strategy.

     - Sale of Verneuil minority interest and possible factoring of Monsanto settlement can yield significant cash in relatively short time frame.

    ISSUES:
    -------

     - The ultimate solution requires an equity offering by the Company and given the current investor focus on the sector it would be prudent to go to market as soon as possible. Although WP & Co can formulate a specific equity plan, it will be difficult to begin even preliminary implementation without a resolution of the Dow situation.

                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN CORPORATION
-----------------------------------------------------------------------------



                          ---------------------------
                                   NEXT STEPS
                          ---------------------------



                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN CORPORATION                                                NEXT STEPS
-----------------------------------------------------------------------------

OVERVIEW

*  Conduct follow-up business and financial due diligence with Dow and Mycogen

*  Complete valuation analysis

* Develop point of view regarding the historical relationship between Mycogen and Dow

*  Reach preliminary conclusion as to the range of fair values

*  Present findings to the Special Committee

* Formulate response to Dow's proposal and select appropriate alternative to pursue

                                                    WASSERSTEIN PERELLA & CO.
-----------------------------------------------------------------------------

MYCOGEN CORPORATION
-------------------------------------------------------------------------------







                            APPENDIX

                               - DCF SUMMARY





                                                      WASSERSTEIN PERELLA & CO.
-------------------------------------------------------------------------------

MYCOGEN                                                                                                      VALUATION: DCF ANALYSIS
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE INCOME STATEMENT PROJECTIONS ($MM)

                               1998      1999      2000      2001      2002      2003      2004       2005        2006       2007
                              ------    ------    ------    ------    ------    ------    ------    --------    --------   --------
Revenues                      $265.5    $298.5    $355.8    $418.5    $491.5    $576.0    $703.3    $1,059.7    $1,503.7   $2,034.4

    SoilServ                   $34.2     $33.4     $33.4     $33.4     $33.4     $33.4     $33.4       $33.4       $33.4      $33.4
    Biopesticides               $8.3      $7.8      $7.8      $7.8      $7.8      $7.8      $7.8        $7.8        $7.8       $7.8
    Seeds                     $186.4    $221.0    $273.3    $330.1    $400.8    $484.2    $606.2      $959.3    $1,398.8   $1,923.9
    VMO                         $5.9      $7.4      $8.1      $9.1     $10.2     $11.5     $17.0       $20.5       $25.2      $30.7
    Oilseed                    $21.7     $28.8     $33.2     $38.1     $39.3     $39.1     $38.9       $38.7       $38.5      $38.5
COGS                          $147.6    $175.3    $200.1    $226.8    $252.6    $278.7    $312.7      $361.5      $408.9     $464.1
    SoilServ                   $22.0     $22.3     $22.3     $22.3     $22.3     $22.3     $22.3       $22.3       $22.3      $22.3
    Biopesticides               $4.5      $4.9      $4.9      $4.9      $4.9      $4.9      $4.9        $4.9        $4.9       $4.9
    Seeds                      $96.3    $115.8    $135.9    $157.3    $180.9    $206.1    $239.3      $287.1      $333.3     $387.2
    VMO                         $3.9      $4.9      $5.4      $6.1      $6.8      $7.6      $8.5        $9.6       $10.7      $12.0
    Oilseed                    $20.9     $27.5     $31.7     $36.3     $37.8     $37.8     $37.8       $37.8       $37.8      $37.8
GROSS PROFIT                  $109.0    $123.2    $155.7    $191.8    $239.0    $297.3    $390.5      $698.2    $1,094.8   $1,570.3
SG&A                           $68.6     $81.6     $88.9     $95.7    $105.0    $114.1    $127.9      $147.0      $173.4     $204.9
R&D                            $32.5     $45.5     $56.4     $64.5     $71.3     $77.2     $86.8      $119.7      $164.6     $215.5
    SoilServ                    $0.0      $0.0      $0.0      $0.0      $0.0      $0.0      $0.0        $0.0        $0.0       $0.0
    Biopesticides               $1.1      $0.8      $0.8      $0.8      $0.8      $0.8      $0.8        $0.8        $0.8       $0.8
    Seeds                      $30.8     $44.0     $53.9     $60.8     $66.8     $72.7     $83.1      $116.8      $161.2     $211.6
    VMO                         $0.6      $0.7      $1.7      $2.8      $3.6      $3.6      $2.9        $2.1        $2.5       $3.1
    Oilseed                     $0.0      $0.0      $0.0      $0.0      $0.0      $0.0      $0.0        $0.0        $0.0       $0.0

EBITDA                          $7.9     ($4.0)    $10.4     $31.5     $62.7    $106.1    $175.8      $431.5      $756.8   $1,149.9
Depreciation                    $4.5      $5.1      $6.0      $7.0      $8.1      $9.3     $10.8       $13.1       $15.3      $17.9
Amortization                    $1.3      $1.3      $1.3      $1.3      $1.3      $1.3      $1.3        $1.3        $1.2       $1.2
                              ------    ------    ------    ------    ------    ------    ------    --------    --------   --------
EBIT                            $2.0    ($10.5)     $3.1     $23.2     $53.2     $95.5    $163.7      $417.1      $740.4   $1,130.7
Royalty and Venture Income     ($4.1)    ($5.0)    ($4.8)    ($2.7)     $2.4     $12.0     $20.6       $29.9       $37.0      $48.2
TOTAL OPERATING INCOME         ($2.1)   ($15.5)    ($1.7)    $20.5     $55.6    $107.4    $184.2      $447.1      $777.4   $1,179.0
LITIGATION EXPENSES           ($20.0)   ($15.0)   ($10.0)
INTEREST EXP./REV.             ($2.8)    ($7.6)   ($11.7)   ($15.2)   ($16.6)   ($15.0)   ($12.2)      ($4.1)      $12.8      $39.2
PRE-TAX INCOME (TOTAL)        ($24.9)   ($38.0)   ($23.4)     $5.2     $38.9     $92.4    $172.1      $442.9      $790.2   $1,218.2
Taxes (@ 41%)                    0.0       0.0       0.0      (2.1)    (16.0)    (37.9)    (70.5)     (181.6)     (324.0)    (499.5)
NOL Utilization                  0.0       0.0       0.0       2.1      16.0      17.3       0.0         0.0         0.0        0.0
NET INCOME                     (24.9)    (38.0)    (23.4)      5.2      38.9      71.8     101.5       261.3       466.2      718.7
E.P.S. (36.11 MM SHARES)      ($0.69)   ($1.05)   ($0.65)    $0.15     $1.08     $1.99     $2.81       $7.24      $12.91     $19.90

-------------------------------------------------------------------------------
                                                      WASSERSTEIN PERELLA & CO.

MYCOGEN                                                VALUATION: DCF ANALYSIS
------------------------------------------------------------------------------
CORPORATE BALANCE SHEET PROJECTIONS ($MM)



                                   1998      1999      2000      2001      2002      2003     2004     2005      2006      2007
                                 -------   -------   -------   -------   -------   -------   ------   ------  --------  --------
Cash and Equivalents                $2.2      $2.2      $2.2      $2.2      $2.2      $2.2     $2.2    $51.5    $459.6  $1,108.9
Accounts Receivable                $59.7     $70.2     $82.9     $97.4    $112.9    $128.9   $149.7   $179.4    $209.0    $244.3
Inventories                        $65.9     $79.3     $92.2    $106.1    $121.2    $137.4   $158.2   $187.5    $216.6    $250.7
PP&E                              $105.0    $107.8    $115.1    $138.3    $147.0    $155.0   $186.4   $204.8    $214.8    $227.2
Total Market in Hectares           $31.6     $30.3     $29.0     $27.6     $26.3     $24.9    $23.6    $22.3     $21.1     $19.9
Prepaid Expenses                   $18.1     $18.1     $18.1     $18.1     $18.1     $18.1    $18.1    $18.1     $18.1     $18.1
                                 -------   -------   -------   -------   -------   -------   ------   ------  --------  --------
TOTAL ASSETS                      $282.5    $307.8    $339.4    $389.7    $427.6    $466.4   $538.1   $663.5  $1,139.2  $1,869.1
                                 -------   -------   -------   -------   -------   -------   ------   ------  --------  --------
                                 -------   -------   -------   -------   -------   -------   ------   ------  --------  --------

Advances from DAS                  $13.5     $13.5     $13.5     $13.5     $13.5     $13.5    $13.5    $13.5     $13.5     $13.5
Short-term Borrowings              $73.1    $131.5    $183.6    $225.7    $220.5    $182.2   $145.5     $0.0      $0.0      $0.0
A/P & Accruals                     $19.3     $24.2     $27.1     $30.1     $34.3     $39.6    $46.4    $56.0     $65.5     $76.7
Accrued Compensation                $6.1      $6.1      $6.1      $6.1      $6.1      $6.1     $6.1     $6.1      $6.1      $6.1
Deferred Revenues                   $8.2      $8.2      $8.2      $8.2      $8.2      $8.2     $8.2     $8.2      $8.2      $8.2
Other Current Liabilities          $12.9     $12.9     $12.9     $12.9     $12.9     $12.9    $12.9    $12.9     $12.9     $12.9
TOTAL CURRENT LIABILITIES         $133.1    $196.5    $251.5    $296.5    $295.5    $262.5   $232.7    $96.7    $106.2    $117.4

Long-term Liabilities              $17.1     $17.1     $17.1     $17.1     $17.1     $17.1    $17.1    $17.1     $17.1     $17.1
Paid-In Capital                    0.031     0.031     0.031     0.031     0.031     0.031    0.031    0.031     0.031     0.031
Additional PIC                    $344.7    $344.7    $344.7    $344.7    $344.7    $344.7   $344.7   $344.7    $344.7    $344.7
Retained Earning (Deficit)       ($212.4)  ($250.5)  ($273.9)  ($268.7)  ($229.7)  ($157.9)  ($56.4)  $205.0    $671.2  $1,389.9
STOCKHOLDERS EQUITY               $132.3     $94.2     $70.8     $76.0    $115.0    $186.8   $288.3   $549.7  $1,015.9  $1,734.6
                                 -------   -------   -------   -------   -------   -------   ------   ------  --------  --------
TOTAL S.H. EQUITY AND LIAB.       $282.5    $307.8    $339.4    $389.7    $427.6    $466.4   $538.1   $663.5  $1,139.2  $1,869.1
                                 -------   -------   -------   -------   -------   -------   ------   ------  --------  --------
                                 -------   -------   -------   -------   -------   -------   ------   ------  --------  --------

NET WORKING CAPITAL                $93.4    $112.4    $135.1    $160.5    $186.9    $213.8   $248.6   $298.0    $347.2    $405.5
NET ASSETS                        $198.5    $220.2    $250.1    $298.8    $333.9    $368.8   $435.0   $502.8    $562.1    $632.7
Net Operating Income              ($24.9)   ($38.0)   ($23.4)     $5.2     $38.9     $92.4   $172.1   $442.9    $790.2  $1,218.2
Less: Taxes Paid                    $0.0      $0.0      $0.0      $0.0      $0.0    ($20.6)  ($70.5) ($181.6)  ($324.0)  ($499.5)
Plus: D&A                           $5.9      $6.5      $7.4      $8.3      $9.5     $10.6    $12.2    $14.3     $16.5     $19.1
Less: Capital Expenditure         ($22.4)    ($7.9)   ($13.3)   ($30.2)   ($16.8)   ($17.2)  ($42.3)  ($31.5)   ($25.3)   ($30.3)
Less: Increase in NWC             ($28.1)   ($19.0)   ($22.6)   ($25.5)   ($26.3)   ($26.9)  ($34.8)  ($49.4)   ($49.2)   ($58.3)
FREE CASH FLOW                    ($69.6)   ($58.4)   ($52.1)   ($42.1)     $5.2     $38.3    $36.6   $194.8    $408.1    $649.3



                                                     WASSERSTEIN PERELLA & CO.
------------------------------------------------------------------------------

MYCOGEN                                                VALUATION: DCF ANALYSIS
------------------------------------------------------------------------------
CORPORATE CASH FLOW STATEMENT ($MM)



                                   1998      1999      2000      2001      2002      2003     2004     2005      2006      2007
                                 -------   -------   -------   -------   -------   -------   ------   ------  --------  --------
Net Income                        ($24.9)   ($38.0)   ($23.4)     $5.2     $38.9     $71.8   $101.5   $261.3    $466.2    $718.7
Depreciation                         4.5       5.1       6.0       7.0       8.1       9.3     10.8     13.1      15.3      17.9
Amortization                         1.3       1.3       1.3       1.3       1.3       1.3      1.3      1.3       1.2       1.2
Change in Working Capital:
(INC.) DEC. IN ACCTS. REC.         (17.6)    (10.5)    (12.7)    (14.5)    (15.4)    (16.0)   (20.8)   (29.7)    (29.6)    (35.4)
(INC.) DEC. IN INVENTORY            (8.8)    (13.4)    (12.9)    (13.9)    (15.1)    (16.2)   (20.8)   (29.3)    (29.1)    (34.1)
(INC.) DEC. IN PPD. EXPENSES          -         -         -         -         -         -        -        -         -         -
INC. (DEC.) IN ACC. PAY/ACC.        (1.8)      4.9       2.9       2.9       4.2       5.3      6.8      9.6       9.5      11.2
INC. (DEC.) IN ACCRUED
 COMPENSATION                         -         -         -         -         -         -        -        -         -         -
INC. (DEC.) IN DEFERRED REVENUES      -         -         -         -         -         -        -        -         -         -
INC. (DEC.) IN OTHER CURR. LIAB.      -         -         -         -         -         -        -        -         -         -
INC. (DEC.) IN LT LIABILITIES        1.6        -         -         -         -         -        -        -         -         -
CASH FLOW FROM OPERATIONS          (45.6)    (50.6)    (38.7)    (11.9)     22.1      55.5     78.9    226.3     433.4     679.5
Capital Expenditures               (22.4)     (7.9)    (13.3)    (30.2)    (16.8)    (17.2)   (42.3)   (31.5)    (25.3)    (30.3)
CASH FLOW FROM INVESTMENTS         (22.4)     (7.9)    (13.3)    (30.2)    (16.8)    (17.2)   (42.3)   (31.5)    (25.3)    (30.3)
NET CASH FLOW                      (68.0)    (58.4)    (52.1)    (42.1)      5.2      38.3     36.6    194.8     408.1     649.3
Debt Issuance (Paydown)
ADVANCES FROM DAS                     -         -         -         -         -         -        -        -         -         -
SHORT-TERM BORROWINGS               68.0      58.4      52.1      42.1      (5.2)    (38.3)   (36.6)  (145.5)       -         -
Equity Issuance                       -         -         -         -         -         -        -        -         -         -
CASH FLOW (FINANCING)               68.0      58.4      52.1      42.1      (5.2)    (38.3)   (36.6)  (145.5)       -         -
NET INC./DEC. IN CASH               $0.0     ($0.0)     $0.0     ($0.0)     $0.0     ($0.0)    $0.0    $49.3    $408.1    $649.3
Cash & Equivalents BOY              $2.2      $2.2      $2.2      $2.2      $2.2      $2.2     $2.2     $2.2     $51.5    $459.6
Cash & Equivalents EOY              $2.2      $2.2      $2.2      $2.2      $2.2      $2.2     $2.2    $51.5    $459.6  $1,108.9


                                                     WASSERSTEIN PERELLA & CO.
------------------------------------------------------------------------------

MYCOGEN                                               VALUATION : DCF ANALYSIS
------------------------------------------------------------------------------
CORPORATE NET OPERATING LOSS CARRYFORWARDS / DEBT SCHEDULE ($MM)




                                   1998     1999     2000      2001       2002     2003    2004       2005      2006      2007
NOL Schedule                      ------   ------   ------  --------  --------- -------- --------  --------   -------  --------
------------
Start. Current NOL Carry          $200.0
Start New NOL Carry               $ 10.2   $ 25.8   $ 35.4   $ 35.4    $ 33.3   $ 17.3   $  0.0    $  0.0    $  0.0    $  0.0
Taxes Due                         $  0.0   $  0.0   $  0.0  ($  2.1)  ($ 16.0) ($ 37.9) ($ 70.5)  ($181.6)  ($324.0)  ($499.5)
Total New NOL Utilized            $  0.0   $  0.0   $  0.0   $  2.1    $ 16.0   $ 17.3   $  0.0    $  0.0    $  0.0    $  0.0
Balance Current NOL Carry
Total Market in Hectares          $ 10.2   $ 25.8   $ 35.4   $ 33.3    $ 17.3   $  0.0   $  0.0    $  0.0    $  0.0    $  0.0
New NOL YTD                       $ 10.2   $ 15.6   $  9.6   $  0.0    $  0.0   $  0.0   $  0.0    $  0.0    $  0.0    $  0.0
New NOL YTD                       $  6.9   $ 12.1   $  9.4   $  7.3    $  5.5   $  3.9   $  0.9    $  0.0    $  0.0    $  0.0

Debt Schedule
-------------

Advances from DAS                 $  13.5  $ 13.5    $ 13.5   $ 13.5   $ 13.5   $ 13.5   $ 13.5    $ 13.5    $ 13.5    $ 13.5

BOY Short Term Borrowings             5.1    73.1     131.5    183.6    225.7    220.5    182.2     145.5        -         -

Addn. Short-Term Borrow.             68.0    58.4      52.1     42.1       -         -        -        -         -         -

Debt Paid Down                         -       -         -        -      (5.2)   (38.3)   (36.6)   (145.5)       -         -
                                --------- -------    ------  -------  -------  -------  -------   -------   -------   -------
EOY Short-term Borrowings         $  73.1  $131.5    $183.6   $225.7   $220.5   $182.2   $145.5    $  0.0    $  0.0    $  0.0

                                                       WASSERSTEIN PERELLA $ CO.
--------------------------------------------------------------------------------

MYCOGEN                                               VALUATION : DCF ANALYSIS
------------------------------------------------------------------------------
CORPORATE FINANCIAL RATIO PROTECTON ($MM)




                                  1998     1999     2000     2001     2002     2003      2004     2005      2006      2007
                                 ------   ------   ------   -------  ------   ------    -------  -------   -------   -------

COGS/Sales                        58.5%    59.7%    57.0%    54.5%    51.1%     47.4%    43.2%     33.2%     26.5%     22.3%
SG&A/Sales                        27.2%    27.8%    25.3%    23.0%    21.3%     19.4%    17.7%     13.5%     11.3%      9.8%
R&D/Sales                         12.9%    15.5%    16.1%    15.5%    14.4%     13.1%    12.0%     11.0%     10.7%     10.3%
Royalty/Sales                     -1.6%    -1.7%    -1.4%    -0.6%     0.5%      2.1%     2.9%      2.8%      2.5%      2.4%
Operating Margin                   3.3%    -1.3%     3.3%     8.6%    14.8%     21.7%    28.6%     43.5%     52.5%     58.4%

EBITDA/Sales                       3.1%    -1.4%     3.0%     7.6%    12.7%     18.0%    24.3%     39.6%     49.1%     55.2%
EBIT/Sales                         0.8%    -3.6%     0.9%     5.6%    10.8%     16.2%    22.6%     38.3%     48.1%     54.3%
Net Inc./Sales                    -9.9%   -13.0%    -6.7%     1.3%     7.9%     12.2%    14.0%     24.0%     30.3%     34.5%

Working Cap/Sales                 37.0%    38.3%    38.5%    38.6%    37.8%     36.4%    34.3%     27.3%     22.5%     19.5%
Depreciation/PP&E                  4.3%     4.8%     5.2%     5.1%     5.5%      6.0%     5.8%      6.4%      7.1%      7.9%
Depreciation/Sales                 1.8%     1.8%     1.7%     1.7%     1.6%      1.6%     1.5%      1.2%      1.0%      0.9%
PPE/Sales                         41.6%    36.7%    32.8%    33.3%    29.8%     26.4%    25.7%     18.8%     13.9%     10.9%

Debt/Assets                       36.8%    59.7%    73.4%    75.5%    66.0%     49.4%    33.5%      0.0%      0.0%      0.0%

Coverage (EBIT/Interest)           0.7x    -1.4x     0.3x     1.5x     3.2x      6.4x    13.4x    101.4x    -57.9x    -28.8x
Debt/Total Cap.                   36.8%    59.7%    73.4%    75.5%    66.0%     49.4%    33.5%      0.0%      0.0%      0.0%



                                                       WASSERSTEIN PERELLA $ CO.
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

MYCOGEN                                               VALUATION : DCF ANALYSIS
------------------------------------------------------------------------------
NEW TRAIT DEVELOPMENT SCHEDULE




                                  1998     1999     2000     2001     2002     2003      2004     2005      2006      2007
                                 ------   ------   ------   -------  ------   ------    -------  -------   -------   -------
INPUT TRAITS
    Corn                                      1        0         2       2       1           2       1          1         0
    Soybean/Sorghum                                    2                                     2
    Sunflower                                                            2
        Alfalfa and Forage
        Rice
                                 ------   ------   ------   -------  ------   ------    -------  -------   -------   -------
    Total                             0       1        2          2       4       1           4       1          1         0

OUTPUT TRAITS
    Corn                                      1                                   2           1       1          1
    Soybean/Sorghum                                                                           1       1
    Sunflower                                          1                                              2
                                 ------   ------   ------   -------  ------   ------    -------  -------   -------   -------
        Total                         0        1       1          0       0        2          2       4          1         0

DISEASE RESISTANCE
                                                                                              1       2
                                 ------   ------   ------   -------  ------   ------    -------  -------   -------   -------
ALL TRAITS                            0        2        3         2       4        3          7       7          2         0

                                                     WASSERSTEIN PERELLA & CO.
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

MYCOGEN                                               VALUATION : DCF ANALYSIS
------------------------------------------------------------------------------
R&D ALLOCATION BY TRAIT




                                  1998     1999     2000     2001     2002     2003      2004     2005      2006      2007
                                 ------   ------   ------   -------  ------   ------    -------  -------   -------   -------

     Gene Characterization        $ 4.0   $ 8.5    $ 4.0    $ 2.5     $ 0.5     $0.0      $0.0     $0.0      $0.0      $0.0
     Expression/Screening         $ 3.0   $ 2.5    $ 2.5    $ 2.5     $ 1.0     $0.5      $0.0     $0.0      $0.0      $0.0
     Optimization                 $ 1.2   $ 2.0    $ 0.5    $ 2.0     $ 0.5     $0.5      $0.0     $0.0      $0.0      $0.0
INPUT TRAITS                      $ 8.2   $13.0    $ 7.0    $ 7.0     $ 2.0     $1.0      $0.0     $0.0      $0.0      $0.0

TOTAL MARKET IN HECTARES
     Gene Characterization        $ 4.0   $ 5.0    $ 9.0    $ 4.0     $ 0.5     $0.0      $0.0     $0.0      $0.0      $0.0
     Expression/Screening         $ 0.0   $ 1.0    $ 3.0    $ 4.0     $ 4.5     $1.0      $0.0     $0.0      $0.0      $0.0
     Optimization                 $ 0.1   $ 0.0    $ 1.0    $ 1.2     $ 2.2     $0.9      $0.1     $0.0      $0.0      $0.0
OUTPUT TRAITS                     $ 4.1   $ 6.0    $13.0    $ 9.2     $ 7.2     $1.9      $0.1     $0.0      $0.0      $0.0

     Gene Characterization        $ 0.0   $ 2.0    $ 4.5    $ 1.0     $ 0.0     $0.0      $0.0     $0.0      $0.0      $0.0
     Expression/Screening         $ 0.0   $ 0.0    $ 0.5    $ 1.5     $ 1.0     $0.0      $0.0     $0.0      $0.0      $0.0
     Optimization                 $ 0.0   $ 0.0    $ 0.0    $ 0.5     $ 1.1     $0.2      $0.0     $0.0      $0.0      $0.0
DISEASE RESISTANCE                $ 0.0   $ 2.0    $ 5.0    $ 3.0     $ 2.1     $0.2      $0.0     $0.0      $0.0      $0.0

          TOTAL R&D               $12.3   $21.0    $25.0    $19.2     $11.3     $3.1      $0.1     $0.0      $0.0      $0.0


      Gene Characterization                $2.00   $ 0.50
      Expression/Screening                         $ 0.50   $ 0.50
      Optimization                                          $ 0.50    $ 0.10
      Event/Breeding                                                  $ 0.60    $0.60 Launch

                                                     WASSERSTEIN PERELLA & CO.
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


MYCOGEN                                                                                 VALUATION : DCF ANALYSIS
----------------------------------------------------------------------------------------------------------------
NEW PRODUCT LAUNCHES

                          1998     1999     2000     2001     2002     2003     2004     2005     2006     2007
                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Corn                      $6.0     $7.2     $5.2     $5.1     $2.2     $1.1     $0.1     $0.0     $0.0     $0.0
Soybean/Sorghum           $0.2     $4.0     $2.0     $2.0     $0.2     $0.0     $0.0     $0.0     $0.0     $0.0
Sunflower                 $2.0     $2.0     $0.2     $2.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0
Alfalfa and Forage        $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0
Rice                      $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0     $0.0
                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
INPUT TRAIT R&D           $8.2    $13.2     $7.4     $7.1     $2.4     $1.1     $0.1     $0.0     $0.0     $0.0


Corn                      $4.0     $4.0     $5.0     $4.2     $2.1     $1.1     $0.1     $0.0     $0.0     $0.0
Soybean/Sorghum           $0.0     $2.0     $3.0     $2.0     $1.1     $0.1     $0.0     $0.0     $0.0     $0.0
Sunflower                 $0.1     $0.0     $4.0     $2.0     $2.0     $0.2     $0.0     $0.0     $0.0     $0.0
                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   OUTPUT TRAIT R&D       $4.1     $6.0    $12.0     $8.2     $5.2     $1.4     $0.1     $0.0     $0.0     $0.0

DISEASE RESISTANCE        $0.0     $2.0     $5.0     $3.0     $2.1     $0.2     $0.0     $0.0     $0.0     $0.0
                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
ALL TRAITS               $12.3    $21.2    $24.4    $18.3     $9.7     $2.7     $0.2     $0.0     $0.0     $0.0

                                                                                       WASSERSTEIN PERELLA & CO.
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